UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Chico’s FAS, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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“On behalf of the employees and Directors of Chico’s FAS, Inc., we thank you for your continued support and confidence in our Company.” David Walker

May 8, 2017

To our Shareholders:

It is our pleasure to invite you to attend our 2017 Annual Meeting of Shareholders at 10:00 A.M. local time on Thursday, June 22, 2017 at our National Store Support Center located at 11215 Metro Parkway, Fort Myers, Florida. The meeting will begin with a discussion and voting on the matters described in the attached Proxy Statement and Notice of Annual Meeting of Shareholders, followed by a report on Chico’s FAS, Inc.’s financial performance.

This booklet includes the Notice of Annual Meeting of Shareholders and the Proxy Statement. The Proxy Statement is a critical element of the corporate governance process. Its purpose is to provide you with information about the Company’s Board of Directors (the “Board of Directors” or the “Board”) and executive officers and the proposals that require your vote. Please read these materials so you will understand what business will be transacted and voted upon at the meeting.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the internet. As a result, we are mailing to most of our shareholders a Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) instead of a paper copy of our proxy materials (i.e., this Notice of Annual Meeting, the Proxy Statement, our 2016 Annual Report, and a form proxy card or voting instruction form). The Notice of Internet Availability contains instructions on how to access those documents over the Internet and how to submit your proxy via the Internet. The Notice of Internet Availability also contains instructions on how to request a paper copy of our proxy materials. All shareholders who do not receive a Notice of Internet Availability will receive a paper copy of the proxy materials by mail. This process allows us to provide our shareholders with the information they need in a timelier manner, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

On behalf of the employees and Directors of Chico’s FAS, Inc., we thank you for your continued support and confidence in our Company.

Shelley G. Broader Chief Executive Officer and President	David F. Walker Chair of the Board

Notice of
Annual Meeting of Shareholders

Thursday, June 22, 2017

10:00 A.M., Local Time

Gralnick Auditorium, Chico’s FAS, Inc. National Store Support Center
11215 Metro Parkway, Fort Myers, Florida 33966

To the shareholders of Chico’s FAS, Inc.:

ITEMS OF BUSINESS

1.	To elect three Directors, each to serve for a one-year term, and one Class I Director to serve for a one-year term;

2.	To ratify the appointment of Ernst & Young, LLP as the Company’s independent certified public accountants for the fiscal year ending February 3, 2018 (fiscal 2017);

3.	To approve an advisory resolution approving executive compensation;

4.	To approve an annual vote frequency for advisory votes on executive compensation;

5.	To approve the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the material terms of the performance goals under the plan; and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

RECORD DATE

You can vote if you were a shareholder of record as of the close of business on April 24, 2017.

ANNUAL REPORT

Our 2016 Annual Report, which is not a part of the proxy soliciting material, is enclosed or available online, as further discussed.

PROXY VOTING

It is important that your shares be represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You are urged to date, sign and promptly return the proxy card in the envelope provided to you, or to use the telephone or Internet method of voting described on your proxy card or voting instruction form, even if you plan to attend the Annual Meeting so that if you are unable to attend the Annual Meeting, your shares can be voted. Voting now will not limit your right to change your vote or to attend the Annual Meeting. If you should be present at the meeting and desire to vote in person, you may withdraw your proxy. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record in order to vote your shares.

By Order of the Board of Directors,

L. Susan Faw

Corporate Secretary

Table of Contents

PROXY STATEMENT		6

Annual Meeting of Shareholders to be Held June 22, 2017		6
About the Annual Meeting		6

PROPOSAL 1	Election of Directors	14

CORPORATE GOVERNANCE		18

Directors Continuing in Office		18
Director Nominations and Qualifications		20
Compensation of Directors		22
Governance of the Company		23
Board of Directors		24
Board and Committee Meetings		25
Chair of the Board/Chief Executive Officer		25
Affirmative Determination Regarding Director Independence		26
Board’s Role in the Risk Management Process		26
Board and Committee Self-Assessment		27
Code of Ethics		27
Communications to Non-Management Directors		27
Director Attendance at Annual Meeting		28
Committees of the Board		28

PROPOSAL 2	Proposal to Ratify the Appointment of Ernst & Young, LLP as Independent Certified Public Accountants	29

PROPOSAL 3	Advisory Resolution to Approve Executive Compensation	31

PROPOSAL 4	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation	32

PROPOSAL 5	Proposal to Approve the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the Material Terms of the Performance Goals Under the Plan	32

AUDIT COMMITTEE REPORT		44

EXECUTIVE OFFICERS		45

HUMAN RESOURCES, COMPENSATION AND BENEFITS COMMITTEE REPORT		47

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PROXY STATEMENT

Annual Meeting of Shareholders to be Held June 22, 2017

May 8, 2017

To the Shareholders of Chico’s FAS, Inc.:

These proxy materials are delivered in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Chico’s FAS, Inc. (the “Company,” “we,” or “us”), a Florida corporation, to be voted at our 2017 Annual Meeting of Shareholders (the “Annual Meeting”) and at any adjournments or postponements thereof.

You are invited to attend our Annual Meeting of Shareholders on June 22, 2017, beginning at 10:00 A.M., local time. The Annual Meeting will be held at our National Store Support Center located at 11215 Metro Parkway, Fort Myers, Florida. Shareholders will be admitted beginning at approximately 9:30 A.M. The operation of cameras (including cellular phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

It is important that proxies be returned promptly to avoid unnecessary expense to the Company. Therefore, regardless of whether you plan to attend the Annual Meeting or the number of shares of stock you own, please take the time to vote as soon as possible so that your shares are represented at the meeting.

If you are a registered shareholder, you can simplify your voting by using the Internet or calling the toll-free telephone number. Internet and telephone voting information is provided on the proxy card. If you vote via the Internet or by telephone, there is no need to return a signed proxy card. However, you may still vote by proxy by using the proxy card. If you beneficially hold your shares in “street name” through a bank, broker or other nominee, you will be able to vote using the voting instruction form provided to you by such nominee, and Internet and telephone voting may also be available per the instructions provided on such voting instruction forms.

Proxies will be voted at the Annual Meeting in accordance with the specifications you make on the proxy. If you sign the proxy card or submit a proxy by telephone or over the Internet and do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Board (see “About the Annual Meeting”).

About the Annual Meeting

What is the purpose of the meeting?

At the Annual Meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, which consists of the election of directors, ratification of the appointment of the Company’s independent certified public accountants, adoption of an advisory resolution to approve executive compensation, an advisory vote on the frequency of future advisory votes on executive compensation, and approval of the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan (the “Amended and Restated 2012 Omnibus Plan”) and the material terms of the performance goals under the plan. In addition, the Company’s management will report on the performance of the Company and respond to questions from shareholders.

When are these materials being sent?

Under rules adopted by the U.S. Securities and Exchange Commission (“SEC”) we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, to our shareholders of record. All shareholders will have the ability to access the proxy materials on the website referred to in the notice or to request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the notice. You will not receive a printed copy of the proxy materials unless you request one in the manner set forth in the notice. This permits us to conserve natural resources and reduces our printing costs, while giving shareholders a convenient and efficient way to access our proxy materials and vote their shares.

We intend to distribute this Proxy Statement, the accompanying proxy card and the 2016 Annual Report to our shareholders beginning on or about May 8, 2017. The 2016 Annual Report distributed with the Proxy Statement is not part of the proxy-soliciting material.

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Why did I receive these proxy materials?

You have received these proxy materials because you are a shareholder of the Company, and our Board is soliciting authority, or proxy, to vote your shares at the Annual Meeting. The proxy materials include our Notice of Annual Meeting of Shareholders, Proxy Statement and 2016 Annual Report. These materials also include the proxy card or voting instruction form for the Annual Meeting. Proxy cards are being solicited on behalf of our Board.

The proxy materials include detailed information about the matters that will be discussed and voted on at the Annual Meeting and provide updated information about our Company that you should consider in order to make an informed decision when voting your shares. The proxy materials are first being furnished to shareholders on or about May 8, 2017.

Can I access the Company’s proxy materials online?

Yes. The Company’s 2017 Proxy Statement for the Annual Meeting (the “Proxy Statement”) and 2016 Annual Report may be accessed at https://materials.proxyvote.com/168615. This site does not have “cookies” that identify visitors to the site.

What is a proxy?

It is your legal designation of another person to vote on matters transacted at the Annual Meeting based upon the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. The form of proxy card included with this Proxy Statement designates each of Shelley G. Broader, Todd E. Vogensen and Susan S. Lanigan as proxies for the Annual Meeting.

What is a proxy statement?

It is a disclosure document that SEC regulations require us to give you so that you can make an informed voting decision when we ask you to sign the proxy card designating individuals as proxies to vote on your behalf.

What is the difference between a shareholder of record and a shareholder who holds stock in street name?

If your shares are registered in your name, you are a shareholder of record. When you properly vote in accordance with the instructions provided in the voting instruction form, you are instructing the named proxies to vote your shares in the manner you indicate on your proxy.

If your shares are held in the name of your broker or other institution, which is usually the case if you hold your shares in a brokerage or similar account, your shares are held in “street name.” Your broker or other institution or its respective nominee is the shareholder of record for your shares. As the holder of record, only your broker, other institution or nominee is authorized to vote or grant a proxy for your shares. Accordingly, if you wish to vote your shares in person, you must contact your broker or other institution to obtain the authority to do so. When you properly vote in accordance with the instructions provided in the voting instruction form, you are giving your broker, other institution or nominee instructions on how to vote the shares they hold for you.

Applicable SEC and New York Stock Exchange (“NSYE”) regulations severely limit the matters your broker may vote on without having been instructed to do so by you, especially as they relate to the election of directors and compensation matters. As a result, if you do not instruct your broker on how to vote your shares regarding the election of the directors, the advisory vote on the resolution to approve executive compensation, the advisory vote on the frequency of future advisory votes on executive compensation, or the approval of the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the material terms of the performance goals under the plan, then your shares will not be voted on these matters. We urge you to instruct your broker about how you wish your shares to be voted.

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What is the record date and what does it mean?

The record date for the Annual Meeting is April 24, 2017. The record date is established by the Board of Directors as required by law and the Company’s Amended and Restated Articles of Incorporation and Bylaws. Owners of record of common stock at the close of business on the “record date” are entitled to:

(a)	receive notice of the meeting, and

(b)	vote at the meeting and any adjournments or postponements thereof.

No shareholders becoming owners of record after the record date will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.

What constitutes a “quorum” for the meeting?

A certain minimum number of shares must be present or represented by proxy at a meeting before any shareholder vote at the meeting can be effective. A quorum of shares must be present to conduct business at the meeting. For the Annual Meeting, the quorum requirement will be satisfied if a majority of the outstanding shares of common stock entitled to be cast on the matters submitted is present in person and/or represented by proxy. You are part of the quorum if you have voted by proxy. Abstentions and broker non-votes count as “shares present” at the meeting for purposes of determining a quorum.

Who is entitled to vote and how many votes do I have?

If you are a common shareholder of record at the close of business on the record date, you can vote. Each common share is entitled to one vote on each matter properly brought before the Annual Meeting. Shares of common stock, par value $0.01 per share, are the only outstanding voting securities of the Company. If you are a holder in street name at the close of business on the record date, you generally will have the right to instruct your broker or other holder of record how to vote your shares, although specific procedures depend on the terms of your account arrangement. As of the record date, there were 129,488,741 common shares outstanding.

How do I vote my shares?

If you are a shareholder of record, you may vote by proxy in three convenient ways: by telephone, via the Internet or by completing, signing and returning the enclosed proxy card in the pre-paid envelope provided. Simply follow the instructions provided on the enclosed proxy card.

If you are not the shareholder of record, please refer to the voting instructions provided by your bank, broker or other nominee to direct it how to vote your shares. Your vote is important. Follow the instructions from your nominee included with our proxy materials, or contact your nominee to request a proxy form. To vote in person at the meeting, you must obtain a legal proxy from your nominee. Whether or not you plan to attend the meeting, we urge you to vote using your voting instruction card to ensure that your vote is counted.

If you are a participant in the Chico’s Managed Share Plan and/or the Chico’s Employee Stock Purchase Plan (each a “Plan”; together the “Plans”), please refer to the instructions provided by the Administrator of each such Plan in order to direct it how to vote your shares. Please note that you must return your vote instructions with respect to any Plan shares no later than 11:59 p.m. ET on June 14, 2017. Please note that you may not vote any Plan shares in person at the meeting, as such shares may only be voted through the Plan Administrator. Since your vote is important, we urge you to vote promptly to ensure that your Plan shares are represented.

Can I change my vote or revoke my proxy?

You may revoke your proxy or change your voting instructions before the time of voting at the meeting in several ways.

A shareholder who has given a proxy may revoke it at any time before it is exercised at the meeting by:

■	delivering to the Company’s Corporate Secretary a written notice stating that the proxy is revoked;

■	signing and delivery a proxy bearing a later date;

■	voting again by telephone or through the Internet; or

■	attending and voting at the meeting.

Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you may need to contact that firm to revoke any prior voting instructions.

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Your vote must be received before the polls close at the Annual Meeting. You can also change your vote by voting in person at the Annual Meeting. However, attendance at the meeting will not, by itself, revoke a proxy. If you hold your shares in street name, please check with that firm for instructions on how to change your vote.

If I submit a proxy, how will my shares be voted?

By giving us your proxy, you authorize the individuals named as the proxies on the proxy card to vote your shares in accordance with the instructions you provide. You may vote for or against any or all of the director candidates and any or all of the other proposals. You may also abstain from voting. If you vote online or by telephone, you must indicate how you wish to vote on each item.

If you sign and return a proxy card without indicating your instructions, your shares will be voted

■	FOR election of the three nominees for the Director positions and one nominee for the Class I Director position, in each case, nominated herein;

■	FOR ratification of the appointment of Ernst & Young, LLP as the Company’s independent certified public accountants for the fiscal year ending February 3, 2018 (fiscal 2017);

■	FOR approval of the advisory resolution to approve executive compensation;

■	FOR 1 YEAR on the advisory vote on the frequency of future advisory votes on executive compensation; and

■	FOR approval of the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the material terms of the performance goals under the plan.

The individuals named as the proxies on the proxy card to vote your shares also have the discretionary authority to vote your shares, to the extent permitted by Rule 14(a)-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on any other matter that is properly brought before the Annual Meeting. As of the date of the Notice of Annual Meeting of Shareholders, we knew of no other matters to be presented at the Annual Meeting.

If you are a beneficial owner of shares and do not specify how you want to vote, your shares may not be voted by the record holder and will not be considered as present and entitled to vote on any matter to be considered at the Annual Meeting. If your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in these important matters.

Your vote is important. Whether or not you plan to attend the meeting, we encourage you to vote by proxy as soon as possible.

What are the Board’s recommendations?

The Board’s recommendations regarding the proposals to be considered at the Annual Meeting are set forth together with the descriptions of the proposals in this Proxy Statement. In summary, the Board recommends a vote:

■	FOR election of the three nominees for the Director positions and one nominee for the Class I director position, in each case, nominated herein (see page 14);

■	FOR ratification of the appointment of Ernst & Young, LLP as the Company’s independent certified public accountants for the fiscal year ending February 3, 2018 (fiscal 2017) (see page 29);

■	FOR approval of the advisory resolution to approve executive compensation (see page 31);

■	FOR 1 YEAR on the advisory vote on the frequency of future advisory votes on executive compensation (see page 32); and

■	FOR approval of the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the material terms of the performance goals under the plan (see page 32).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion. As of the date of the Notice of Annual Meeting of Shareholders, we knew of no other matters to be presented at the Annual Meeting.

My shares are held in street name. How are my shares voted if I do not return voting instructions?

If your shares are held in the name of a brokerage firm, financial institution or other nominee under NYSE rules, your shares may be voted on certain “routine” items by the brokerage firm, financial institution or other nominee, even if you do not provide voting instructions. When a proposal is not a “routine” matter under NYSE rules, the brokerage firm, financial institution or other nominee cannot vote the shares on that proposal unless they have received prior voting instructions from the beneficial owner of the shares with respect to that proposal. This inability to vote the shares in such an instance is referred to as a “broker non-vote.”

Proposal 2, the ratification of the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for fiscal 2017, is considered a routine matter for which the brokerage firm, financial institution or other nominee who holds your shares can vote your shares even if it has not received instructions from you. All other proposals in this Proxy Statement are non-

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routine matters and accordingly the brokerage firm, financial institution or other nominee cannot vote your shares on those proposals without your instructions.

Although broker non-votes are not voted on non-routine matters, they will be counted in determining whether a quorum is present.

In any event, if your shares are held of record by a bank, broker, or other nominee, we urge you to give instructions to your bank, broker, or other nominee as to how you wish your shares to be voted so you may participate in these matters.

What vote is required to approve each item?

Election of Directors. Our Board of Directors has instituted a majority vote standard in uncontested elections where a majority of the shares voted on the election of a director must be in favor of his or her election. This means that a director nominee will be elected if the number of votes cast “FOR” that nominee by holders entitled to vote exceeds the number of votes cast “AGAINST” that nominee.

If you return a signed proxy card or otherwise complete your voting by proxy online or by telephone but abstain from voting on any of the nominees, your shares will not be voted with respect to those nominees. Your shares will be counted for purposes of determining whether there is a quorum, but will have no effect on the election of those nominees. Broker non-votes will be counted as present, but are not entitled to vote on the proposal.

Ratification of Appointment of Accountants. The appointment of Ernst & Young, LLP as the Company’s independent certified public accountants for fiscal 2017 will be ratified if the number of votes cast “FOR” ratification of the appointment by holders entitled to vote exceeds the number of votes cast opposing the ratification of the appointment. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal.

Advisory Resolution to Approve Executive Compensation. The advisory resolution to approve executive compensation (the say-on-pay vote) will be approved if the number of votes cast “FOR” approval of such advisory resolution by holders entitled to vote exceeds the number of votes cast opposing the approval of the advisory resolution. This means that if you abstain from voting on this proposal, your vote will not count for or against this proposal. As discussed above, if your broker holds your shares, your broker is not entitled to vote your shares on this proposal without your instruction. While the Board of Directors and its Human Resources, Compensation and Benefits Committee (the “Compensation Committee”) will consider the shareholder vote, the final vote is advisory in nature and will not be binding on the Board or the Company.

Advisory Resolution on Frequency of Future Advisory Votes on Executive Compensation. A plurality of votes cast means that the frequency option that receives the most votes of all the votes cast on the resolution is the frequency that will be deemed recommended by shareholders. While the Board of Directors and its Compensation Committee will carefully consider the shareholder vote, the final vote is advisory in nature and will not be binding on the Board or the Company.

Approval of the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the Material Terms of the Performance Goals under the Plan. The Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the material terms of the performance goals under the plan (“Amended and Restated 2012 Omnibus Plan”) will be approved if the number of votes cast “FOR” approval of the Plan by holders entitled to vote exceeds the number of votes cast opposing the approval of the Plan. If you abstain from voting on this proposal, your abstention will have the effect of a vote against the proposal because abstentions are treated as votes cast under the applicable NYSE requirements.

Other Items. If any other item requiring a shareholder vote should come before the meeting, the vote required will be determined in accordance with applicable law, the NYSE rules, and our Amended and Restated Certificate of Incorporation and Bylaws, as applicable.

What are abstentions and broker non-votes?

An abstention occurs when a shareholder of record (which may be a broker or other nominee of a street name holder) is present at a meeting (or deemed present) but fails to vote on a proposal or indicates that the shareholder abstains from voting on the election of directors or any other proposal. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received instructions from the street name owner of the shares.

How are abstentions and broker non-votes counted when tabulating the vote?

Except as described below with respect to the Amended and Restated 2012 Omnibus Plan, abstentions, that is, a properly executed proxy marked “ABSTAIN” and broker non-votes with respect to a particular matter do not count in any vote totals for or against any matter presented for a shareholder vote at this Annual Meeting, even though the shares associated with such abstentions and broker non-votes are counted for purposes of determining whether there is a quorum present at the Annual Meeting. Accordingly, for purposes of such votes, abstentions and broker non-votes will have the same effect as does a share that is not present or otherwise not voted, except as described below.

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Election of Directors. Abstentions and broker non-votes will have no effect on the outcome of the election of candidates for director as they do not count as either “FOR” or “AGAINST” votes.

Ratification of Appointment of Accountants. Abstentions and broker non-votes will have no effect on the outcome of the ratification of the appointment of the accountants as they do not count as either “FOR” or “AGAINST” votes.

Advisory Resolution on Executive Compensation. Abstentions and broker non-votes will have no effect on the outcome of the advisory resolution on executive compensation as they do not count as either “FOR” or “AGAINST” votes.

Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation. Abstentions and broker non-votes will have no effect on the outcome of the advisory vote on frequency of future advisory votes on executive compensation as they do not count as either “1 YEAR” or “2 YEARS” or “3 YEARS” votes.

Approval of the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the Material Terms of the Performance Goals under the Plan. An abstention will have the effect of an “AGAINST” vote on the approval of the Amended and Restated 2012 Omnibus Plan and the material terms of the performance-based compensation under the Plan because abstentions are treated as votes cast under the applicable NYSE requirements. Broker non-votes will have no effect on the outcome of the proposal as they do not count as either “FOR” or “AGAINST” votes.

Are votes confidential? Who counts the votes?

The votes of all shareholders are held in confidence from directors, officers and employees, except:

(a)	as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

(b)	in case of a contested proxy solicitation;

(c)	if a shareholder makes a written comment on the proxy card or otherwise communicates his/her vote to management; or

(d)	to allow the independent inspectors of election to certify the results of the vote.

All proxies, ballots and vote tabulations that identify shareholders are confidential. An independent tabulator will inspect and tabulate your proxy whether you vote by mail, online or by telephone. Your vote will not be disclosed to anyone other than the independent tabulator without your consent, except as described above.

Where can I find the voting results of the Annual Meeting?

We will report the voting results on a Current Report on Form 8-K filed with the SEC within four business days of the Annual Meeting.

Who is paying for the preparation and mailing of the proxy materials and how will solicitations be made?

We will pay the expenses of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees in person or by telephone, mail, or electronic transmission. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material on our behalf to shareholders and the Company will reimburse such institutions for their out-of-pocket expenses incurred. The Company has not engaged any outside service provider to assist in the solicitation of proxies.

What does it mean if I receive more than one package of proxy materials?

This means that you have multiple accounts holding Chico’s FAS, Inc. shares. These may include: accounts with our transfer agent, American Stock Transfer and Trust Company, shares held by the Administrator of our Employee Stock Purchase Plan, and accounts with a broker, bank or other holder or record. In order to vote all of the shares held by you in multiple accounts, you will need to vote the shares held in each account separately. Please follow the voting instructions provided on the proxy card or voting instruction forms that you receive to ensure that all of your shares are voted.

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How do I contact the Board of Directors?

You can send written communications to one or more members of the Board, addressed to:

Chair, Board of Directors
Chico’s FAS, Inc.
c/o Corporate Secretary
11215 Metro Parkway
Fort Myers, Florida 33966

All such communications will be forwarded to the relevant director(s), except for solicitations or other matters unrelated to the Company.

How do I submit a shareholder proposal or nominate directors for the 2018 Annual Meeting?

The Company’s 2018 Annual Meeting is currently expected to be held on June 28, 2018. To be eligible under the SEC shareholder proposal rule (Rule 14a-8 promulgated under the Exchange Act) for inclusion in next year’s proxy statement, and form of proxy, a shareholder must submit the proposal in writing so that we receive it by January 8, 2018. Proposals should be addressed to the Company’s Corporate Secretary, 11215 Metro Parkway, Fort Myers, Florida 33966. Even if a shareholder proposal is not eligible for inclusion in our proxy statement pursuant to Rule 14a-8, the proposal may still be offered for consideration at an Annual Meeting according to the procedures set forth in the Company’s Amended and Restated Articles of Incorporation. The Company’s Amended and Restated Articles of Incorporation contain certain advance notice requirements with respect to any shareholder proposal and of any nominations by shareholders of persons to stand for election as directors at a shareholders’ meeting. That notice must be given at least 60 days before the date of the Company’s 2018 Annual Meeting and must provide certain other information as described in the Company’s Amended and Restated Articles of Incorporation.

What is the deadline to propose matters for inclusion in the proxy materials for the 2018 Annual Meeting of Shareholders?

A shareholder proposal must be received on or prior to January 8, 2018. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

What is the deadline to propose matters for consideration at the 2018 Annual Meeting of Shareholders, but not for inclusion in the proxy materials?

The proposal must be received no later than the close of business on April 29, 2018. The proposal must be submitted by a shareholder of record and must set forth the information required by the Company’s Amended and Restated Articles of Incorporation.

If you are a beneficial owner of shares held in street name, you can contact the organization that holds your shares for information about how to register your shares directly in your name as a shareholder of record.

What is the deadline to nominate individuals for election as directors at the 2018 Annual Meeting of Shareholders using proxy access?

A shareholder, or group of up to 20 shareholders, that has owned continuously for at least three years shares of the Company’s common shares representing an aggregate of at least 3% of our outstanding shares, may nominate and include in our proxy materials director nominees constituting up to 20% of the Company’s Board, provided that the shareholder(s) and nominee(s) satisfy the requirements set forth in the Company’s bylaws. Notice of proxy access director nominees must be received not earlier than the close of business on December 9, 2017 and not later than the close of business on January 8, 2018.

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What is the deadline to nominate individuals for election as directors at the 2018 Annual Meeting of Shareholders, but not included in the proxy materials?

Director nominations that a shareholder intends to present at the 2018 Annual Meeting of Shareholders, but does not intend to have included in the Company’s proxy materials, must be received no later than the close of business on April 23, 2018. Notice of director nominations must be submitted by a shareholder of record and must set forth the information required by the Company’s Amended and Restated Articles of Incorporation. If you are a beneficial owner of shares held in street name, you may contact the organization that holds your shares for information about how to register your shares directly in your name as a shareholder of record.

Where do I send proposals and director nominations for the 2018 Annual Meeting of Shareholders?

Proposals and director nominations must be sent by mail to Chico’s FAS, Inc., 11215 Metro Parkway, Fort Myers, Florida 33966. Attn: Corporate Secretary.

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PROPOSAL 1	Election of Directors

Our Board currently consists of nine directors, three of whose terms of office will expire at the Annual Meeting. Each of these three, David F. Walker, John J. Mahoney and Stephen E. Watson, is standing for re-election as a director of the Company to hold office until the 2018 Annual Meeting of Shareholders and until his successor has been duly elected and qualified. In addition, Ross E. Roeder, a Class I director whose term also expires at our Annual Meeting of Shareholders in 2018, has announced his retirement and resignation from the Board, effective at the Annual Meeting. The Board of Directors, based on the recommendation of our Corporate Governance and Nominating Committee (the “Governance Committee”), has nominated Deborah L. Kerr for election as a Class I director to fill the remainder of Mr. Roeder’s term.

Prior to the Annual Meeting of Shareholders held last year, our Board was divided into three classes with terms expiring in 2017 (Class III), 2018 (Class I), and 2019 (Class II). At last year’s annual meeting, shareholders approved an amendment to our Articles of Incorporation eliminating the classified board structure and providing for the annual election of directors beginning at this Annual Meeting. As summarized in the table below, under our amended Articles of Incorporation, the unexpired three-year terms of directors elected prior to 2017 were not changed and the transition to a declassified board is being phased in gradually as each class comes up for election. Accordingly, the Class III directors whose terms are expiring at this Annual Meeting will be elected for terms that will expire annually. The terms of the Class I directors will expire in 2018 and the terms of the Class II directors will expire in 2019. As a result, all of our directors will be elected on an annual basis commencing at the 2019 Annual Meeting of Shareholders.

Our Bylaws provide that a director nominee will be elected only if he or she receives a majority of the votes cast with respect to his or her election in an uncontested election (in other words, the votes cast “For” the election of such director nominee exceed the votes cast “Against” his or her election as a director). Although you may abstain or vote to withhold a vote for a particular nominee, that vote will not be considered a vote cast “For” or “Against” that nominee and, as a result, will not have impact on the election result. Under our Corporate Governance Guidelines, if an incumbent director does not receive the required number of votes in an uncontested election, that director is required to submit in writing his or her irrevocable offer to resign from the Board.

In that situation, our Governance Committee would consider the resignation, evaluate the circumstances, and make a recommendation to the Board about whether to accept or reject the resignation or whether to take other action. The Board would act promptly on the Governance Committee’s recommendation and publicly disclose its decision and the rationale behind it. The Board only will approve as nominees those director candidates who agree to tender such resignation promptly following the certification of the shareholder vote.

Nominees for Election

At the Annual Meeting, shareholders will be asked to elect four directors to our Board for the ensuing year. The terms of our Class III directors, consisting of David F. Walker, John J. Mahoney, and Stephen E. Watson, expire at the Annual Meeting. The Board of Directors, based on the recommendation of our Governance Committee, has nominated each of these directors to stand for reelection as unclassified directors to serve until our Annual Meeting of Shareholders in 2018.

In addition, Ross E. Roeder, a Class I director whose term also expires at our Annual Meeting of Shareholders in 2018, has announced his retirement and resignation from the Board, effective at the Annual Meeting. The Board of Directors, based on the recommendation of our Governance Committee, has nominated Deborah L. Kerr for election as a Class I director to fill the remainder of Mr. Roeder’s term.

Our remaining Class I directors, Andrea M. Weiss and William S. Simon, will serve until our Annual Meeting of Shareholders in 2018 and our Class II directors, consisting of Shelley G. Broader, Bonnie R. Brooks, and Janice L. Fields, will serve until our Annual Meeting of Shareholders in 2019.

The following information is provided for each person our Board of Directors has nominated and recommended for election at the Annual Meeting. It includes the experience, qualifications, attributes, and skills that led our Governance Committee and the Board to conclude that the person should be nominated to serve as one of our directors.

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DAVID F. WALKER, 63
Board Chair Since: 2015 Director Since: 2005

Skills and Qualifications:

•   Former Partner Global Accounting Firm

•   Advanced Degree

•   CPA

•   CFE

•   NACD Board Leadership Fellow

•   Former Director Accountancy Program at the University of South Florida

Current Directorships:

•   Chico’s FAS, Inc.

•   CommVault Systems, Inc., Audit Chair

•   CoreLogic, Inc., Audit Chair

Former Directorships: • Paradyne Networks • Technology Research Corporation • First Advantage Corporation Committee Assignment: • Audit Committee, Chair • Executive Committee, Chair

David F. Walker, serves as Chair of the Board and Chair of our Audit Committee. He also serves on the Board of Directors and chairs the audit committees of CommVault Systems, Inc., a data management software company, and CoreLogic, Inc., a real estate intelligence and analytics company. In addition, he was the Director of the Accountancy Program at the University of South Florida from 2002 through 2009 and led the school’s Program for Social Responsibility and Corporate Reporting. Mr. Walker was a partner at Arthur Andersen LLP from 1986 until 2002 and was in charge of the firm’s assurance and business advisory services practice in the Florida/Carribean region. He has been deemed by the Board to be an Audit Committee Financial Expert.

Mr. Walker’s experience on other public company boards, his distinguished role in academia, his governance expertise, and his former service at a global accounting firm, provide the Board with significant leadership, financial and public company oversight experience and qualify him to sit on our Board.

JOHN J. MAHONEY, 65
Director Since: 2007

Skills and Qualifications:

•   Former Partner Global Accounting Firm

•   Former CFO of Staples, Inc.

Current Directorships:

•   Chico’s FAS, Inc.

•   Bloomin’ Brands, Inc., Audit Chair

•   The Michaels Companies, Inc., Audit Chair

•   Burlington Stores, Inc.

Former Directorships: • Advo, Inc. Committee Assignment: • Human Resources, Compensation and Benefits Committee,Chair • Audit Committee • Executive Committee

John J. Mahoney currently serves on the Audit Committee and as Chair of the Human Resources, Compensation and Benefits Committee. He retired as Vice Chairman of Staples, Inc., an office supply retail chain, where he served from 2006 through 2012. Additionally, he served as Chief Financial Officer for Staples, Inc., from 1996 through 2012. Prior to 1996, Mr. Mahoney was a partner at the accounting firm Ernst & Young, LLP. He currently serves on the Board of Directors of Bloomin’ Brands, Inc., a company that owns dining restaurant chains, The Michaels Companies, Inc., an arts and crafts retail chain, and Burlington Stores, Inc., a national discount apparel retail chain. Mr. Mahoney served on the Board of Directors of Advo, Inc., a leading direct mail marketing services company, from 2001 to 2007, and has been deemed by the Board to be an Audit Committee Financial Expert.

Mr. Mahoney’s extensive experience in a number of important areas including finance and strategic planning, public company governance and executive compensation, as well as his deep knowledge of the various issues that retail companies currently face, qualify him to sit on our Board.

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STEPHEN E. WATSON, 72
Director Since: 2010

Skills and Qualifications:

•   Former CEO of Dayton Hudson Department Stores Co.

•   Former CEO of Gander Mountain Company

Current Directorships:

•   Chico’s FAS, Inc.

•   Regis Corporation

•   Kohl’s Corporation, Lead Director

Former Directorships:

•   Dayton Hudson Department Stores Co., Chair

•   Shopko, Inc.

•   Smart & Final, Inc.

•   Target Corporation

•   Eddie Bauer Holdings, Inc.

Committee Assignment:

•   Human Resources, Compensation, and Benefits Committee

Stephen E. Watson, has been a director since November 2010. Mr. Watson was the Chair and Chief Executive Officer of Dayton Hudson Department Stores Co., a company owning several major retail brands from 1985 to 1992, and President of Dayton Hudson Corporation from 1992 to 1995. Mr. Watson retired in 2002 as President and Chief Executive Officer of Gander Mountain Company, a privately held retailer for outdoor sports and recreation activities. Mr. Watson also serves on the Board of Directors of Regis Corporation, a leading hair salon chain, and as Lead Director for Kohl’s Corporation, a department store retail chain. From 1997 through 2005, Mr. Watson was a director of Shopko Stores, Inc., a general retail chain, and from 2004 through 2007, Mr. Watson was a director of Smart & Final, Inc., a chain of warehouse-style food supply stores. He also served on the Boards of Target Corporation, a national retail chain, from 1991 to 1996 and Eddie Bauer Holdings, Inc., a holding company that operates retail store chains, from 2005 to 2010.

Mr. Watson’s extensive experience as a senior executive officer of several complex and specialty retail businesses and his experience as a director of other public retail companies, along with his broad knowledge of areas such as retail operations, corporate finance, accounting, marketing and merchandise procurement qualify him to sit on our Board.

DEBORAH L. KERR, 45
First Time Nominee

Skills and Qualifications:

•

Former Executive Vice President, Chief Product & Technology Officer for Sabre Corporation and FICO

•

Formerly held technology leaderships roles at FICO and Hewlett-Packard Company

•

Former Manager, Mission Operations at NASA Jet Propulsion Laboratory

Current Directorships: • DH Corporation, the Risk and the Corporate Governance Committees • ExlService Holdings, Inc., the Compensation and the Audit Committee

Deborah Kerr is our nominee to fill the term of our retiring director Ross Roeder. From 2013 to April of 2017, Ms. Kerr was the Executive Vice President, Chief Product & Technology Officer for Sabre Corporation in Dallas, Texas, a software and services technology provider to the travel and transportation industry. At Sabre, she led the global product and technology organization.

Prior to her role at Sabre Corporation, from 2009-2012, Ms. Kerr served as Executive Vice President and Chief Product & Technology Officer at Fair Issac Corporation in San Diego, California. From 1998 to 2009, she served in various technology leadership roles at Hewlett-Packard Company, also in San Diego, and from 1988 to 1998, she was Manager, Mission Operations, at NASA Jet Propulsion Laboratory in Pasadena, California.

Ms. Kerr serves on the Board of DH Corporation, a Canadian company that provides global payments and lending technology, where she sits on the Risk and Governance and Nominating committees. She also sits on the board of ExlService Holdings, Inc., a provider of operations management analytics and technology platforms, sitting on the Audit and Compensation committees.

Ms. Kerr is a global product and technology executive, recognized for executing successful transformations, accelerating growth and innovation, and managing risk and change in complex environments. She is also an experienced public company director. Her extensive skill set, particularly her product and technology experience, qualify her to sit on our Board.

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If elected, Mr. Walker, Mr. Mahoney and Mr. Watson will continue their service on the Board, and Ms. Kerr will initiate her service on the Board beginning after the Annual Meeting, and all will serve on the Board until the Annual Meeting in 2018, until their successors are duly elected and qualified, or until their earlier death, resignation or removal. Unless otherwise directed, the persons named in the enclosed form proxy intend to vote such proxy “FOR” the election of Mr. Walker, Mr. Mahoney and Mr. Watson as Directors of the Company and Ms. Kerr as a Class I Director of the Company.

None of the nominees are related to any of our directors, other nominees for director, or any executive officer of the Company by blood, marriage or adoption. There are no arrangements or understandings between any director or director nominee and any other person pursuant to which such director or director nominee was or is to be selected as a director.

Each of the proposed nominees for election as director has consented to serve if elected. If, as a result of circumstances not now known or foreseen, any of the nominees becomes unable or unwilling to serve as a director, it is intended that shares represented by the proxies voted for such nominee will be voted for such other person as our Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will be unable or unwilling to serve.

Recommendation

The Board of Directors recommends a vote “FOR” the election of all four nominees.

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CORPORATE GOVERNANCE

Directors Continuing in Office

SHELLEY G. BROADER, 52
Director Since: 2015

Skills and Qualifications:

•

CEO and President of Chico’s FAS, Inc.

•

Former President and CEO of Walmart EMEA and Walmart Canada

•

Former President and COO of The Michaels Companies, Inc.

•

Former Senior Vice President of Sam’s Club

•

Formerly held leadership positions including operations, strategy, and marketing at Delhaize Group

•

Global and Regional Retail Experience

Current Directorships: • Chico’s FAS, Inc. • Raymond James Financial, Inc. Committee Assignment: • Executive Committee

Shelley G. Broader has been a director since December 2015 at which time she was also appointed Chief Executive Officer and President. Ms. Broader joined the Company after having served as President and Chief Executive Officer of the Walmart EMEA, a multinational retail corporation in the Europe, Middle East and Sub-Saharan Africa regions since 2014. She previously served Walmart Canada in various roles, including President and Chief Executive Officer 2011 to 2014 and Chief Merchandising Officer from 2010 to 2011. Ms Broader also served as Senior Vice President for Sam’s Club in 2010. Prior to joining Walmart, Ms. Broader was President and Chief Operating Officer of The Michaels Companies, Inc., an arts and crafts retail chain, from 2008 to 2009. Previously, Ms. Broader enjoyed a 17-year career with Delhaize Group, a food supermarket retailer, where, under the Hannaford banner, she held a range of leadership roles across the Company’s operations, merchandising, distribution, strategy and marketing divisions. Ms. Broader is also a member of the board of directors of Raymond James Financial, Inc, a financial services company.

BONNIE R. BROOKS, 63
Director Since: 2016

Skills and Qualifications:

•

Former President and CEO of Hudson’s Bay

•

Former President of Lane Crawford Joyce Group

•

Former Global Merchandise Manager of Dickson Concepts (International Limited)

•

Former EVP and Merchandise Manager of Holt Renfrew & Company

•

Global Retail Experience

Current Directorships:

•   Chico’s FAS, Inc.

•   Abercrombie & Fitch Co.

•   Rogers Communications Inc.

•   RioCan Real Estate Investment Trust, Trustee

Former Directorships:

•   Empire Company Limited

Committee Assignment:

•   Corporate Governance and Nominating Committee

Bonnie R. Brooks has more than 30 years of global retail executive leadership experience, retiring in December 2016 from her role as the Vice Chair of Hudson’s Bay Co., a department store group operating through multiple banners internationally including Saks Fifth Avenue. Ms. Brooks joined Hudson’s Bay in 2008 as Chief Executive Officer and President. From 1997 to 2008, Ms. Brooks was based in Hong Kong serving as an executive officer, including as President of the Lane Crawford Joyce Group, which operates fashion department stores and designer brand franchise operations in Asia, and as Global Merchandise Manager for Dickson Concepts (International) Limited, a luxury retail group. Prior to that, Ms. Brooks spent over a decade at Holt Renfrew & Company, a Canada-based fashion department store, in roles that included Executive Vice President and General Merchandise Manager. Ms. Brooks also serves on the Board of Directors of Abercrombie & Fitch Co., a teen apparel retailer, Rogers Communications Inc., a Canadian diversified communications and media company, and is a trustee of RioCan Real Estate Investment Trust, a North American real estate developer and operator. Ms. Brooks was formerly a director of Empire Company Limited, one of Canada’s largest food retailers.

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JANICE L. FIELDS, 61
Director Since: 2013
Skills and Qualifications: • Former President, EVP and COO of McDonald’s USA, LLC • Marketing, Strategic, Risk Management, Financial and Operational Experience	Current Directorships: • Chico’s FAS, Inc. • Monsanto Company Committee Assignment: • Corporate Governance and Nominating, Chair • Executive Committee

Janice L. Fields has been a director since May of 2013 and served as President of McDonald’s USA, LLC, a subsidiary of McDonald’s Corporation, a fast food chain operator and franchiser, from January 2010 until her retirement in November 2012. Prior to serving as President, she held several executive positions within McDonald’s USA, including U.S. Division President for the Central Division from 2003 through 2006 and Executive Vice President and Chief Operating Officer from 2006 through January 2010. Ms. Fields currently serves on the Board of Directors of Monsanto Company, a leading global provider of agricultural products.

WILLIAM S. SIMON, 57
Director Since: 2016

Skills and Qualifications:

•

Former President and CEO of Walmart U.S. and EVP of Wal-mart Stores, Inc.

•

Former President of WSS Consulting

•

Former Secretary of the Florida Department of Management Services

•

Formerly held senior positions at Brinker International, Inc., Diageo North America, Inc., Cadbury Schweppes plc, PepsiCo, Inc. and RJR Nabisco, Inc.

Current Directorships: • Chico’s FAS, Inc. • Darden Restaurants, Inc. • Agrium, Inc. Committee Assignment: • Human Resources, Compensation, and Benefits Committee

William S. Simon retired in 2014 from his position as President and CEO of Walmart U.S. and Executive Vice President of Wal-mart Stores, Inc. and remained a consultant through 2015. Prior to that, he served in various executive roles at Walmart from 2006 forward. Mr. Simon has also served as President of WSS Consulting, a consulting advisory firm established by Mr. Simon to provide professional consulting services to businesses. Mr Simon held several senior positions at Brinker International, Inc., a casual dining restaurant company, Diageo North America, Inc., a leading premium drink company, Cadbury Schweppes plc, a multinational confectionery company, PepsiCo, a multinational food, snack and beverage corporation, and RJR Nabisco, a tobacco and food products company. Mr. Simon served as Secretary of the Florida Department of Management Services and served 25 years in the U.S. Navy and Naval Reserves. Mr. Simon also serves on the Board of Directors of Darden Restaurants, Inc., a restaurant operator, and Agrium, Inc., a retail supplier of agricultural products and services, and is a senior advisor to KKR, an investment firm. Since 2015, Mr. Simon has served as a faculty member and Executive in Residence at Baylor University.

ANDREA M. WEISS, 62
Director Since: 2009

Skills and Qualifications:

•

Founder / President and CEO of Retail Consulting, Inc.

•

Co-founder of The O Alliance, LLC

•

Formerly held senior executive positions at dELiA*s Inc., The Limited, Inc., Intimate Brands, Inc., Guess, Inc. and Ann Taylor Stores, Inc

Current Directorships:

•   Chico’s FAS, Inc.

•   Cracker Barrel Old Country Stores, Inc.

•   Nutrisystem, Inc.

Former Directorships:

•   The Pep Boys - Manny, Moe, & Jack

Committee Assignment:

•   Audit Committee

Andrea M. Weiss has been a director since February 2009. Ms. Weiss is the founder and current President and Chief Executive Officer of Retail Consulting, Inc., a boutique consulting practice which formed in 2002. In 2014, Ms. Weiss co-founded The O Alliance, LLC., a consulting network focused on omni-channel solutions. She has extensive specialty retail experience having served in several senior executive positions with dELiA*s Inc., a retail company of young women’s clothing, The Limited, Inc., a women’s fashion retailer, Intimate Brands, Inc., a women’s fashion retailer, Guess, Inc., a clothing retailer, and Ann Taylor Stores, Inc., a women’s retail chain. Ms. Weiss currently serves on the Board of Directors of Cracker Barrel Old Country Store, Inc., a chain of restaurant and gift stores, and Nutrisystem, Inc., a provider of weight loss products and services. Ms. Weiss served on the Board of Directors of The Pep Boys – Manny, Moe & Jack, an automotive products chain from 2013 to 2016.

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Director Nominations and Qualifications

Responsibility for Selection of Director Candidates

The Board is responsible for selecting director candidates. The Board has delegated the screening process to the Governance Committee, with the expectation that other members of the Board and executives will be asked to take part in the process as appropriate. The Governance Committee identifies individuals qualified to become Board members and recommends such individuals to the Board for its consideration.

Director Criteria

The Governance Committee is responsible for initial review and assessment of the skills, experience and background required of the Company’s directors in the overall context of the business and current composition of the entire Board. When evaluating potential nominees, including incumbent directors, the Governance Committee and the Board take into account the requirement that a majority of Board members be independent; the diversity of experiences and backgrounds represented on the Board; the need for financial, business, academic, public company and other expertise on the Board and its committees; and the need to have directors who will work diligently and collegially to represent the best interests of the Company and its shareholders, communities and employees. While the focus and priorities may change from time to time, this assessment includes an evaluation of the potential nominee’s experience in areas relevant to our business and our strategy. Below is a summary of areas of experience our Board has determined are most relevant to our business:

SUMMARY OF DIRECTOR EXPERTISE/SKILL

Expertise/Skill	Board Representation
CEO / CFO Experience
Corporate Governance
E-Commerce / Social Media
Executive Compensation / Human Resources
Financial Expert
Franchising
IT / Cybersecurity
Marketing
Product Development / Fashion Merchandising
Real Estate
Retail
Store Operations
Supply Chain / Sourcing

We seek diversity on our Board as a means to provide a broad spectrum of experience and expertise to the Company that will promote the presentation and consideration of differing points of view. By “diversity,” the Governance Committee and Board intend to include differences of viewpoint, professional experience, individual characteristics, personal background, qualities, skills, qualifications, gender, ethnicity and race, so as to generate naturally varying perspectives. The Board and the Governance Committee believe that those varying perspectives are important to the effectiveness of the Board’s oversight of the Company. The Governance Committee does not assign specific weight to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees and continuing directors.

Directors should be able to provide insights and practical wisdom based on their experience and expertise. Directors are expected to prepare for, attend and participate in Board and Board Committee meetings, to ask direct questions and require straight answers, and to meet as frequently and for as long as necessary to properly discharge their responsibilities and duties as directors. Each Board member is expected to ensure that other commitments do not materially interfere with the member’s service as a director. In accordance with our Governance Guidelines, service on other boards and other commitments are considered by the Governance Committee when reviewing candidates for election and reelection.

The Company does not have term limits for its directors nor does it have a mandatory retirement age for Board members. However, under the Company’s Governance Guidelines, a non-management director who will attain the age of 75 prior to the next Annual Meeting of Shareholders is required to submit a letter of resignation to the Board effective, if accepted, as of the next Annual Meeting of Shareholders. The Governance Committee and the Board will consider the resignation in the context of whether such director’s continued service contributes to the right mix of tenured and newer directors in light of requirements of the Board

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at that time. If the Board determines not to accept the director’s resignation, the Committee and the Board will reconsider the issue the following year, if necessary.

The Board and its Governance Committee believe the skills, qualities, attributes, and experience of our current directors, including our new director nominee, provide the Company with the business acumen and diverse range of perspectives needed to engage each other and management, to address effectively the Company’s evolving needs, and to represent the best interests of the Company’s shareholders.

Identifying and Evaluating Nominees

The Governance Committee annually determines whether the current members of the Board continue to provide the appropriate mix of knowledge, skills, judgment, experience, diversity, differing viewpoints and other qualities necessary for the Board to direct the Company based on the list of relevant skills and experience discussed above. Furthermore, the Governance Committee regularly engages in Board succession planning by assessing the need for additional Board members to fill vacancies or to expand the size or expertise of the Board and the likelihood that the prospective nominee can satisfy the applicable criteria for directors. The Governance Committee identifies potential Board nominees utilizing search firms and Board members’ contacts within the business community. When the Governance Committee seeks a new candidate for directorship, it seeks an individual whose skills and experience will complement the attributes and perspectives of the other members of the Board. The Governance Committee takes into consideration whether particular individuals satisfy the independence criteria established by the Company, which standards meet or exceed those set forth in the NYSE listing standards, together with any special criteria applicable to serve on various committees of the Board. The information learned through the Board’s self-assessment process, including any identified gaps or weaknesses on the Board, is also used by the Governance Committee when considering the need for new directors and individual director nominees.

Once the Governance Committee has identified a potential nominee, it will make an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Governance Committee with the recommendation of the prospective candidate, as well as the Governance Committee’s own knowledge of the candidate, which may be supplemented by inquiries to the person making the recommendation or others.

If the Governance Committee determines, in consultation with the Chair of the Board and other Board members, as appropriate, that additional consideration is warranted, it may ask Board members or engage third parties to gather additional information about the prospective nominee’s background and experience and to report the findings to the Governance Committee. The Governance Committee then evaluates the prospective nominee against the criteria set out in the Company’s Governance Guidelines.

In connection with this evaluation, the Governance Committee determines whether to interview the prospective nominee. If warranted, the Chair of the Governance Committee, one or more of the independent directors, as well as the Chief Executive Officer and others as appropriate, interview the prospective nominee. Thereafter, the Governance Committee deliberates and makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Governance Committee.

In the case of Ms. Kerr, a professional search firm, retained by the Board, identified her as a potential candidate, and the process described above was followed, resulting in her nomination for election.

Shareholder Nominees

The policy of the Governance Committee is to consider written recommendations from shareholders for positions on the Board of Directors. A shareholder who wishes to recommend a prospective nominee for the Board should notify the Corporate Secretary of the Company or any member of the Governance Committee in writing with whatever supporting material the shareholder considers appropriate, including the nominee’s name and qualifications for Board membership. In evaluating the nominations, the Governance Committee uses the same criteria as for other candidates recommended by the committee, other Board members, or other persons. In addition, shareholders may nominate persons for election as directors at an annual shareholders’ meeting if such nominations are made in accordance with the procedures set forth in the Company’s Amended and Restated Articles of Incorporation.

In addition, in 2016, the Board adopted amendments to our Bylaws to implement proxy access. A shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of the Company’s stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in our proxy materials director nominees constituting up to 20% of our Board, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Company’s Bylaws. The Board believes that the provisions adopted in our Bylaws appropriately balance the benefits shareholders gain under proxy access against the potential disruption that could be created by regular proxy contests, the corresponding turnover of a number of Board seats, and the challenges of on-boarding and integrating these new directors.

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Compensation of Directors

General

Under our Governance Guidelines, only our non-management directors are entitled to receive compensation for serving on the Board. Compensation of such directors is determined by the Board based on the recommendation of the Compensation Committee. The Compensation Committee is responsible for reviewing and recommending director compensation to the Board. Last year it engaged the services of Frederic W. Cook & Co., Inc. (“FW Cook”), an outside independent consultant, to assist the Compensation Committee in its analysis and recommendations. As part of its consulting services, FW Cook provides the Compensation Committee with a review and analysis of the prevailing outside director compensation structures, utilizing data from the Company’s peer group companies. The Compensation Committee shares that review and analysis with the full Board. Such reviews are conducted at least annually. When making its recommendation, the Compensation Committee may take into account the potential appearance that the independence of our directors may be adversely affected if compensation and benefits exceed customary levels, if the Company makes substantial charitable contributions to organizations with which a director is affiliated, or if the Company enters into consulting contracts with, or provides other indirect forms of compensation, to a director, an immediate family member or an organization with which the director is affiliated. These reviews and analyses were used in connection with implementing the compensation arrangements described below. FW Cook’s competitive review conducted in 2016 indicated that the Company’s annual director compensation approximated the median of the peer group, as reported in proxy statements filed in 2015, and before any anticipated or undisclosed increases as of the date the analysis was conducted.

Indemnification

We indemnify our directors and certain officers to the fullest extent permitted by law so that they will serve free from undue concern. This indemnification is authorized under our Bylaws, and accordingly we have signed agreements with all Board members obligating us to provide this indemnification to them.

Base Compensation and Non-Equity Benefits

During fiscal 2016, each non-employee director received an annual retainer of $75,000. The non-employee director serving as Chair of the Board received an additional annual cash retainer of $75,000. In addition, each non-employee director who served as a committee Chair for the Audit Committee, Compensation Committee, Governance Committee, or Executive Committee received additional annual retainers of $20,000, $20,000, $12,500, and $10,000, respectively.

All directors are entitled to reimbursement of their reasonable out-of-pocket expenses for attendance at Board and committee meetings and until recent changes described below, non-employee directors have also been entitled to elect to participate in the Company’s health insurance program with coverage provided for the director and his or her dependents, with the cost thereof paid by the Company. During the last fiscal year, Ms. Gibson (retired), Mr. Walker, Mr. Mahoney, Ms. Fields, Ms. Weiss, Ms. Brooks, Mr. Simon and Mr. Dyer (retired) participated in this health insurance program. In February 2017, the Board voted to discontinue offering participation in the Company’s health insurance program to new Board members and to current non-participating Board members. Those Board members currently participating in the program have been grandfathered so that their participation may continue. In addition, Board members are eligible to participate in the same merchandise discount program as all of our associates.

Restricted Stock

The Board has the discretion to make equity awards to non-employee directors. It is anticipated that each year around the time of the Annual Meeting of Shareholders, at the discretion of the Board, each continuing non-employee director will be awarded a determined grant value of restricted stock or restricted stock units that would vest one year following the grant date. Restricted stock awards are considered participating securities and recipients have the right to receive dividends on the awards during the vesting period. On July 21, 2016, for their respective service as directors, Mr. Walker, Mr. Mahoney, Mr. Watson, Mr. Roeder, Ms. Weiss, Mr. Simon, Ms. Fields and Ms. Brooks each received grants of 11,170 shares of restricted equity under the Company’s 2012 Omnibus Stock and Incentive Plan (the “2012 Omnibus Plan”), which was equivalent to approximately $130,000 in grant value, with certain rights to take such award in the form of restricted stock or restricted stock units and certain rights to defer vesting. Each such restricted stock grant vests the earlier of the 2017 Annual Meeting or July 21, 2017.

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Non-Employee Director Compensation Table

The following table provides information on the compensation for non-employee directors for the fiscal year ended January 28, 2017 (referred to as “fiscal 2016”).

	Fees Earned		Stock		All Other
	or Paid in Cash	(1)	Awards	(2)	Compensation	(3)	Total
Name	($)		($)		($)		($)
David F. Walker	180,000		130,019		12,757		322,776
Bonnie R. Brooks	39,561		130,019		2,880		172,460
Janice L. Fields	87,500		130,019		12,846		230,365
John J. Mahoney	95,000		130,019		16,513		241,532
Ross E. Roeder	75,000		130,019		417		205,436
William S. Simon	39,561		130,019		8,765		178,345
Stephen E. Watson	75,000		130,019		—		205,019
Andrea M. Weiss	78,564		130,019		12,398		220,981
Verna K. Gibson*	42,775		—		6,477		49,252
David F. Dyer*	39,210		—		154,396		193,606

* Ms. Gibson and Mr. Dyer retired from the Board effective at the 2016 Annual Meeting of Shareholders.

(1)	The following table shows the breakdown of the Fees Earned or Paid in Cash between the Annual Retainer and the Committee Chair Fees. These fees are paid quarterly, in arrears.

Name	Annual Retainer Fees ($)	Board Chair and Committee Chair Fees* ($)	Total Fees Earned or Paid in Cash ($)
David F. Walker	75,000	105,000	180,000
Bonnie R. Brooks	39,561	—	39,561
Janice L. Fields	75,000	12,500	87,500
John J. Mahoney	75,000	20,000	95,000
Ross E. Roeder	75,000	—	75,000
William S. Simon	39,561	—	39,561
Stephen E. Watson	75,000	—	75,000
Andrea M. Weiss	75,000	3,564	78,564
Verna K. Gibson	35,646	7,129	42,775
David F. Dyer	35,646	3,564	39,210
* Merchant Committee was disbanded mid-year.

(2)	The amounts included in the “Stock Awards” column represent the grant date fair value of restricted equity awards granted to directors in fiscal 2016, computed in accordance with FASB ASC 718. The grant date fair value for shares/units granted to all non-employee directors on July 21, 2016 was $11.64 per share. The amounts in this column represent the value of 11,170 shares of restricted stock, the aggregate number of restricted equity awards held by each non-employee director as of January 28, 2017.
(3)	For Mr. Walker, Ms. Brooks, Ms. Fields, Mr. Mahoney, Mr. Simon, Ms. Weiss and Ms. Gibson, the amounts in this column primarily represent Company-paid premiums for health insurance coverage. For Mr. Dyer, this column primarily represents consulting fees of $147,500 earned in fiscal 2016. All other amounts included in this column represent the value of associate merchandise discounts during fiscal 2016.

Governance of the Company

The Company believes that effective corporate governance should include regular discussions with our shareholders in an effort to identify those areas where improvements might be made. Based on such discussions, as well as our monitoring of corporate governance practices of other public companies, we have recently adopted or enhanced the following corporate policies or practices:

■	A majority voting standard for uncontested elections of directors requiring directors to be elected by a majority of votes cast;

■	The declassification of our Board of Directors to provide for the annual election of the full board following the phase-out period;

■	Proxy access added to our Bylaws to make it easier for shareholders to nominate director candidates;

■	Increased stock ownership guidelines for our CEO, executive officers, and directors;

■	The addition of certain provisions in our governance documents requiring directors to offer their resignation on certain triggers, including changes in circumstances or the attainment of a certain age;

■	A more robust Board and committee self-assessment process, described below;

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■	A more extensive clawback policy that covers all executive officers; and

■	The herein proposed amendments to our Chico’s FAS, Inc. 2012 Omnibus Stock and Incentive Plan and the related agreements governing equity grants that, among other things, strengthen the long-term nature of performance awards, including a minimum of one year vesting on any grants, prohibiting the “recycling” of shares related to stock option exercises, and limitations on the annual amount of cash and equity compensation that can be granted to non-employee directors.

Corporate Governance Guidelines

The Company has adopted Corporate Governance Guidelines to address the structure of the Board and its committees and to outline the Board’s current practices, policies, and processes for performing its oversight function. The Corporate Governance Guidelines, together with the charters of the Board’s committees, provide the framework for the governance of the Company which is designed to promote the Board’s independence from management where appropriate, to establish an environment where the Board is able to adequately perform its function as the overseer of management, and to align the interests of the Board and management with the interests of the Company’s shareholders. The Corporate Governance Guidelines are reviewed at least annually and have been updated from time to time since their initial adoption. The Corporate Governance Guidelines, including all revisions, as adopted by the Board, meet the applicable listing standards of the NYSE.

The Corporate Governance Guidelines are available at the Company’s website (www.chicosfas.com) by clicking on “About Us” and then “Governance Documents & Charters”. The Company’s shareholders may obtain printed copies of the following documents by writing to Chico’s FAS, Inc., Corporate Secretary, 11215 Metro Parkway, Fort Myers, Florida 33966. In addition to the Company’s Corporate Governance Guidelines, other information relating to corporate governance at the Company is available on the Corporate Governance section of the Company’s investor relations website, including:

■	Audit Committee Charter
■	Human Resources, Compensation and Benefits Committee Charter
■	Corporate Governance and Nominating Committee Charter
■	Executive Committee Charter
■	Code of Ethics
■	Policy on Granting Equity Awards
■	Stock Ownership Guidelines
■	Complaint Procedures for Accounting Matters
■	Insider Trading Policy

Board of Directors

The members of the Board of Directors on the date of this proxy statement, and the committees of the Board on which they currently serve, are identified below:

Director	Corporate Governance and Nominating Committee	Audit Committee	Human Resources, Compensation and Benefits Committee	Executive Committee
David F. Walker
Shelley G. Broader
Bonnie R. Brooks
Janice L. Fields
John J. Mahoney
Ross E. Roeder(1)
William S. Simon
Stephen E. Watson
Andrea M. Weiss
(1)	Retiring effective at the 2017 Annual Meeting
Chair

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Governance Structure

Corporate governance is typically defined as the system that allocates duties and authority among a company’s shareholders, board of directors, and management. The shareholders elect the Board and vote on non-routine matters. The Board has the ultimate decision-making authority for the Company, except with respect to those matters specifically reserved to the shareholders. The Board has responsibility for the Company’s long-term strategic plans, for establishing broad corporate policies, for hiring, overseeing and evaluating executive management, particularly the Chief Executive Officer, and for our overall performance and direction, but is not directly involved in our day-to-day operations. The day-to-day operations of the Company are conducted by its management, under the direction of the Chief Executive Officer. Board members keep informed about our business by participating in meetings of the Board and its committees, by reviewing analyses, reports and other materials provided by Company management and through discussions with our Chief Executive Officer and other employees. The Board conducts its business through meetings and through actions taken by written consent in lieu of meetings. Our Board of Directors currently consists of nine directors, including eight independent directors and our current Chief Executive Officer and President, who is not independent. If all of the nominees for election are elected, this year the Board will continue to be comprised of eight independent directors and one non-independent director.

Board Responsibilities

The primary responsibility of the Board of Directors is to provide oversight, counseling, and direction to the Company’s senior executive management with regard to the long-term interests of the Company and its shareholders. To the extent appropriate under Florida law, the Board, in carrying out its duties, also may consider other factors it deems relevant, including the social, economic, legal or other effects of the Company’s business and operations, and its constituents, which include employees, suppliers, customers and the communities in which we do business. The Board’s detailed responsibilities include: (a) selecting, establishing performance goals for, regularly evaluating the performance of, and approving the compensation of the Chief Executive Officer and other executives; (b) reviewing, monitoring, and, where appropriate, approving the Company’s major financial objectives, operating and capital plans, and other significant actions or operations; (c) overseeing the Company’s strategic, operational, legal, regulatory, and reputational risk, including management’s identification and assessment of major risks facing the Company, and assisting in developing mitigation strategies; (d) planning for succession with respect to the Board and the Chief Executive Officer, and monitoring management’s succession planning for other executives; (e) overseeing the conduct of the Company’s business to evaluate whether the business is being properly managed for long-term value and whether proper internal controls are in place and effective; (e) overseeing the processes for maintaining the Company’s integrity with regard to its financial statements and other public disclosures and its compliance with law and ethics; (f) monitoring, through the Audit Committee, possible conflicts of interest and related party transactions; and (g) planning for the succession of the Board’s own members, including leadership roles.

The Board of Directors has delegated to the Chief Executive Officer, working with the Company’s other executive officers, the authority and responsibility for managing the Company’s business in a manner consistent with the Company’s standards and practices, and in accordance with any specific plans, instructions or directions of the Board. The Chief Executive Officer and management are responsible for seeking the advice and, in appropriate situations, the approval of the Board and/or its various committees with respect to significant actions to be undertaken by the Company.

Board and Committee Meetings

The Board and its committees meet throughout the year on a set schedule, and also hold special meetings and act by written consent from time to time as appropriate. It is the Company’s policy that directors should attend each meeting of the Board of Directors and each meeting of the committees on which they serve. The Board of Directors held ten meetings (including four specially called meetings) during fiscal 2016 and each incumbent director attended at least 75% of the aggregate of the total number of Board meetings and meetings of committees on which he or she served.

During fiscal 2016, the non-management directors of the Board met without the Chief Executive Officer or other members of management present at four of the six regularly scheduled Board meetings.

Chair of the Board/Chief Executive Officer

The Board annually elects a Chair after taking into account the recommendation of the Governance Committee made following its annual review of the Company’s Board leadership structure. The Company does not require the separation of its Chair and Chief Executive Officer positions, but they are currently separate. If the CEO is elected as the Chair of the Board, the independent directors shall elect a lead Independent Director (“Lead Independent Director”) to serve as the focal point for communicating with the CEO, facilitating information flow and communications among non-management directors, and coordinating feedback to the CEO on behalf of the non-management directors regarding business issues and Board management. Currently, David F. Walker, an independent member of the Board, serves as Chair, while Shelley G. Broader serves as CEO and President. The Company believes that, generally, separating the Chair and CEO roles is a strong governance practice and contributes to the Board’s independence from management.

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Affirmative Determination Regarding Director Independence

Under our Corporate Governance Guidelines, a substantial majority of the directors serving on our Board of Directors is required to be comprised of independent directors. In general, our Board of Directors determines independence on the basis of criteria established by the Company and set forth in its Corporate Governance Guidelines, which standards meet or exceed those set forth in the NYSE listing standards, and other facts and circumstances it considers relevant. It is the responsibility of the Governance Committee to evaluate whether each director and each director candidate satisfies these independence standards and to make its findings and recommendations to the Board. In making the independence determination, the Governance Committee and the Board consider all relevant facts, circumstances, and material relationships with the Company, including its affiliates (either directly or indirectly or with an organization of which the director is an officer, shareholder, member or a partner) that may interfere with the exercise of such director’s independence from management. A director is considered independent only if the Board affirmatively determines that the director has no material relationship with the Company, either directly or indirectly. In addition, under the Corporate Governance Guidelines and the NYSE listing standards a director is not independent if:

■	The director is or has been within the last three years an employee of the Company.

■	An immediate family member of the director is or has been within the last three years an executive officer of the Company.

■	The director has received more than $120,000 in direct compensation from the Company during any twelve-month period within the last three years. This excludes director and committee fees or other forms of deferred compensation for prior service.

■	An immediate family member of the director has received more than $120,000 in direct compensation from the Company (excluding for purposes of this computation any direct compensation received as an employee of the Company (other than an executive officer)) during any twelve month period within the last three years.

■	The director or an immediate family member of the director is a current partner of the Company’s internal or external auditor.

■	The director is a current employee of the Company’s internal or external auditor.

■	An immediate family member of the director is a current employee of the Company’s internal or external auditor and works in the auditor’s audit, assurance, or tax compliance practice.

■	Within the last three years, the director or immediate family member of the director was a partner or employee of the Company’s internal or external auditor and personally worked on the Company’s audit.

■	The director or immediate family member of the director is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on the other company’s compensation committee.

■	The director is a current employee, or an immediate family member of the director is a current executive officer, of a company that has made payment to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1,000,000 or 2% of the other company’s consolidated gross revenues.

Directors who are designated as independent directors are expected to promptly inform the Company of any anticipated changes in their circumstances or relationships that may impact their designation as an independent director or their qualifications to serve on any Board committee to which they have been appointed.

The Board, based on the evaluation, findings and recommendations of the Governance Committee, has concluded that all of the director nominees and the continuing directors, other than Shelley G. Broader, our CEO and President, are independent of the Company and its management under the independence standards set forth in the Corporate Governance Guidelines, under the NYSE independence standards, and under the independence standards set forth in Rule 10A-3 under the Securities Exchange Act of 1934. The Board also has affirmatively determined that the Audit, Compensation, and Governance Committees are all comprised entirely of independent directors. Members of the Compensation Committee also meet the additional standards applicable to “outside directors” under Internal Revenue Code Section 162(m) and qualify as “non-employee directors” as defined in Rule 16b-3 under the Securities Exchange Act of 1934.

Board’s Role in the Risk Management Process

Our Board and its committees play an important role in overseeing management’s identification, assessment, and mitigation of risks that are material to us. The Board discharges many of its responsibilities and oversight functions with respect to risk through its Audit Committee, Compensation Committee, and Governance Committee. The Board generally oversees our evaluation of enterprise risk issues, particularly those risk issues not overseen by other committees.

In particular, the Audit Committee assists the Board in fulfilling its oversight responsibility relating to the performance of our system of internal controls, legal and regulatory compliance, and our audit, accounting and financial reporting processes. The Audit Committee also periodically reviews with our General Counsel legal and regulatory matters, if any, that may have a material adverse impact on our financial statements.

The Compensation Committee is responsible for overseeing the management of risks relating to our compensation programs. In April 2016 and in April 2017, the Compensation Committee asked management to review our compensation policies and practices for all employees to identify general areas of risk and to communicate with the Compensation Committee’s independent compensation consultant concerning the design and structure of our executive compensation program. Management performed its review and discussed areas of potential risk. Management

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concluded that our compensation policies and practices are not reasonably likely to have a material adverse effect on the Company because they include multiple incentives, balancing sales, earnings, margin, expense control and return on net assets, and including certain compensation awards that are designed to encourage a longer term focus. In addition, the design and structure of our compensation programs are generally the same across all business units such that the compensation policies and practices throughout the organization do not vary significantly from the overall risk and reward structure of the Company as a whole. The Compensation Committee reviewed management’s assessments and conclusions and discussed them with management.

The Governance Committee oversees risks associated with corporate governance, business conduct and ethics.

As part of the oversight process, each committee receives reports from members of management concerning the areas of material risk to the Company that are within the purview of that committee to enable it to understand our risk identification, risk management and risk mitigation strategies. While each committee is responsible for assisting the Board in evaluating and overseeing certain risks, the entire Board is apprised of such risks through regular committee reports. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Board and Committee Self-Assessment

Based on recommendation from the Governance Committee, the Board recently adopted a new self-assessment process. In advance of the meeting in which the self-assessment is to occur, the Board and committees collect materials and information to assist in their evaluation discussions. They review the qualifications and experience we have identified as important for Board effectiveness and how our membership stacks up against those criteria. They also review the number of Board and committee meetings for the prior fiscal year and attendance records for individual directors. They look at the various responsibilities of the Board or the particular committee set out in our governing documents, and they examine whether those responsibilities were met. They consider other accomplishments, actions and areas of focus over the year, including any open items. The Board or committee, in private session, then engages in focused, candid and thoughtful discussion about performance. Directors who may not feel comfortable raising an issue in open session are encouraged to speak privately with the Chair, the CEO or the General Counsel. Following the assessment, the Chair of the Board or the committee reports to the Board Chair, the CEO and/or the General Counsel (as appropriate) regarding the assessment generally and any desired management or Board action, change in procedure, or required follow-up resulting from the discussion.

Code of Ethics

The Company and its Board believes that the long-term success of the Company is dependent upon maintaining an ethical business environment and complying with all legal and regulatory requirements. As part of its oversight in that regard, the Company maintains a Code of Ethics that applies to all employees and directors of the Company, including the chief executive officer, the principal financial officer and the principal accounting officer. The Code of Ethics is available at the Company’s investor relations website (www.chicosfas.com) by clicking on “About Us” and then “Governance Documents & Charters”. The Company intends to post amendments to or waivers from its Code of Ethics (to the extent applicable to the Company’s chief executive officer, principal financial officer, principal accounting officer or its directors) at this location on its website. No waivers have been granted under the Code of Ethics.

Communications to Non-Management Directors

The Board of Directors has established a process for shareholders and other interested parties to communicate with any independent director or with non-management directors as a group. Shareholders and other parties interested in communicating with the Chair or with the other non-management directors as a group may do so by writing to: Chair, Board of Directors, Chico’s FAS, Inc., c/o Corporate Secretary, 11215 Metro Parkway, Fort Myers, Florida 33966. Letters addressed to the Chair or any of the other non-management directors will be routed to the Corporate Secretary who will review all such correspondence, will keep a file with copies of such correspondence (including a log thereof), will regularly forward such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or committees thereof or that he or she otherwise determines requires their attention and may also provide each of the directors with summaries of all such correspondence. Directors may at any time review the file of such correspondence or the log of such correspondence and may request copies of any such correspondence.

A separate process has been established for dealing with concerns relating to accounting, internal controls or auditing matters. Shareholders, employees, and other parties interested in communicating about any of these particular matters may alternatively submit such communications by calling a third party hotline that has been established by the Company (1-888-361-5813) and such reports will immediately be brought directly to the attention of the Chair of the Company’s Audit Committee and separately to the General Counsel and to the Vice President-Internal Audit. If a

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communication relating to accounting, internal controls or auditing matters is received in writing by the Company, the Corporate Secretary will promptly forward such written correspondence to the Chair of the Audit Committee and separately to the General Counsel and Vice President-Internal Audit. These particular reports, whether received through the hotline or in writing, will be handled in accordance with procedures established by the Audit Committee (see Complaint Procedures for Accounting Matters).

Director Attendance at Annual Meeting

The Company expects all of its directors to attend the Annual Meeting of Shareholders. With the exception of those directors not standing for reelection and one director who had an unavoidable scheduling conflict, all of our directors then holding office attended our Annual Meeting of Shareholders in 2016 as did the two new director nominees.

Committees of the Board

The Board of Directors has the following standing committees: (a) Corporate Governance and Nominating Committee, (b) Audit Committee, (c) Human Resources, Compensation and Benefits Committee, and (d) Executive Committee. Each of these committees has a charter under which it operates.

Corporate Governance and Nominating Committee

The Governance Committee held seven meetings during fiscal 2016. This committee is responsible for developing, assessing, maintaining, recommending and implementing policies and practices relating to corporate governance, including reviewing and monitoring compliance with the Company’s Corporate Governance Guidelines. In addition, as a nominating committee, its principal responsibilities also include interviewing, evaluating, nominating, and recommending individuals for membership on, and to serve as Chair of, the Company’s Board and each of its committees. This Committee also prepares and supervises the Board’s annual review of director independence and oversees the Board’s self-assessment process. All of the members of this committee are independent within the meaning of the NYSE listing standards and the Company’s Corporate Governance Guidelines.

Audit Committee

The Audit Committee held six meetings during fiscal 2016. The Audit Committee’s principal responsibilities are to assist the Board in its general oversight of our accounting, financial reporting, financial risk assessment, internal controls, and audit function. This committee is directly responsible for: (a) the appointment, engagement, compensation, and oversight of the work of the Company’s independent certified public accountants; (b) reviewing the annual financial results and the annual audit of the Company’s financial statements; and (c) recommending whether the audited financial statements should be included in the Company’s Form 10-K and preparing the audit committee report required under applicable securities laws. The Audit Committee also reviews the Company’s quarterly financial results and each Form 10-Q, and meets with the independent accountants and the Vice President-Internal Audit from time to time in order to review the Company’s internal controls and financial management practices. The Audit Committee also is responsible for reviewing and discussing with its independent accountant and management any related party transactions. During each fiscal year, at least one (and usually more) of the meetings between this Committee and the independent accountants is held separately without management present. The Audit Committee also meets with the head of the Disclosure Committee periodically to discuss related party transactions. This committee has established policies and procedures for the engagement of the independent accountants to provide permissible non-audit services, which includes pre-approval of all permissible non-audit services to be provided by the independent accountants.

All members of the Audit Committee are independent within the meaning of the listing standards of the NYSE, the Company’s Corporate Governance Guidelines, and Rule 10A-3 promulgated under the Securities Exchange Act of 1934. SEC regulations also require the Board to determine if a member of its Audit Committee is an “Audit Committee Financial Expert.” According to these regulations, an audit committee member can be designated an Audit Committee Financial Expert only when the audit committee member satisfies specified qualification requirements, including experience in (or “experience actively supervising” others engaged in) preparing, auditing, analyzing, or evaluating financial statements presenting a level of accounting complexity comparable to what is encountered in connection with the Company’s financial statements. The regulations further require such qualifications to have been acquired through specified means of experience or education. The Board has determined that Mr. Walker, the Chair of this Committee, and Mr. Mahoney are each qualified as an Audit Committee Financial Expert within the meaning of the regulations of the SEC and that each of them has accounting and related financial management expertise within the meaning of the listing standards of the NYSE. Although the Board of Directors

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has determined that Mr. Walker and Mr. Mahoney each has the requisite attributes defined under the rules of the SEC, their respective responsibilities are generally the same as those of the other Audit Committee members. The Audit Committee members are not auditors or accountants for the Company, do not perform “field work” and are not full-time employees of any audit firm.

The SEC has determined that an audit committee member who is designated as an Audit Committee Financial Expert will not be deemed to be an “expert” for any purpose as a result of being identified as an Audit Committee Financial Expert. (See the Audit Committee Report on page 44 for further information.)

Human Resources, Compensation and Benefits Committee

The Compensation Committee held five meetings during fiscal 2016. The principal responsibilities of this committee are to: (a) review and make recommendations to the Board concerning the Company’s compensation philosophy and compensation plans to ensure alignment with the Company’s corporate goals and objectives; (b) evaluate the CEO’s performance against corporate goals and objectives established for the CEO and to approve the compensation of the CEO in light of her or his performance; (c) review and, when appropriate, approve the compensation of executives of the Company; (d) provide input and make recommendations to the Board on individuals elected to be executive officers of the Company; (e) oversee and assess management’s assessment of the risks related to the Company’s compensation programs; (f) review and make recommendations with respect to, and administer, the Company’s existing and proposed compensation and bonus plans; and (g) review and discuss with management the Compensation Discussion and Analysis to be included in the Company’s Form 10-K, recommend to the Board whether it should be included in such filing, and prepare the Compensation Committee report required to be included in the Company’s Form 10-K. The Compensation Committee also participates in management succession planning processes with the Board and the CEO.

In addition, the Compensation Committee is responsible for evaluating and recommending compensation to be paid to our directors, including retainers, fees, benefits and perquisites. Because of the inherent conflict associated with directors setting their own compensation levels, under its charter, the recommendations of the Compensation Committee relating to director compensation must be reviewed by third parties, which may include outside consultants. The Compensation Committee also reviews, makes recommendations with respect to, and monitors compliance with the Company’s Stock Ownership Guidelines.

All of the members of this Committee are independent within the meaning of the listing standards of the NYSE and the Company’s Corporate Governance Guidelines. (See the Human Resources, Compensation and Benefits Committee Report on page 47 for further information.)

Executive Committee

The Executive Committee held one meeting during fiscal 2016. The Executive Committee serves primarily as a means for taking action requiring Board approval between regularly scheduled meetings of the Board. The Executive Committee is authorized to act for the full Board on matters other than those specifically reserved by Florida law solely to the Board. In practice, the Executive Committee’s actions are generally limited to matters that the full Board specifically delegates to the Executive Committee such as oversight of the Company’s stock repurchase program.

PROPOSAL 2	Proposal to Ratify the Appointment of Ernst & Young, LLP as Independent Certified Public Accountants

Appointment Proposed for Ratification

Based on the recommendation of the Audit Committee, the Company has selected Ernst & Young, LLP (“EY”) as its independent certified public accountants for the current fiscal year ending February 3, 2018 (fiscal 2017), subject to ratification of such appointment by the shareholders. Ratification of the Company’s independent certified public accountants is not required by the Company’s Bylaws or otherwise, but the Board has decided to seek such ratification as a matter of good corporate practice. In

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the event of a negative vote, the Audit Committee will reconsider its selection. EY has audited the accounts of the Company since first being engaged by the Company effective July 1, 2002. Representatives of EY are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions by shareholders.

We have been advised by EY that neither the firm, nor any member of the firm, has any financial interest, direct or indirect, in any capacity in the Company or its subsidiaries.

Recommendation

The Board of Directors recommends a vote “FOR” the ratification of appointment of Ernst & Young, LLP as our independent certified public accountants for the period specified.

Fees to Independent Accountants

The following table presents fees for professional services rendered by EY for the audit of the Company’s annual financial statements for fiscal 2016 (ended January 28, 2017) and fiscal 2015 (ended January 30, 2016) and fees billed for audit-related services, tax services and all other services rendered by EY for fiscal 2016 and fiscal 2015.

	Fiscal 2016	Fiscal 2015
Audit Fees	$1,350,000	$1,315,000
Audit-Related Fees	1,995	1,995
Tax Fees	251,748	375,708
All Other Fees	—	—
TOTAL	$1,603,743	$1,692,703

Audit Fees

Fees for audit services include aggregate fees billed for professional services rendered for the annual audits of the Company’s financial statements included in Form 10-K filings, the reviews of the Company’s quarterly reports on Form 10-Q, other SEC filings and audit consultations and the Sarbanes-Oxley Section 404 attestation.

Audit-Related Fees

Fees for audit-related services in fiscal 2016 and 2015 included the Company’s use of EY’s online research tools.

Tax Fees

Fees for tax services in fiscal 2016 and 2015 were principally related to special tax and international tax projects.

All audit-related services, tax services and other services in fiscal 2016 were pre-approved by the Audit Committee, which concluded that the provision of such services by EY was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee provides for pre-approval of audit, audit-related and tax services specifically described by the Audit Committee on an annual basis and, in addition, individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policy authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

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PROPOSAL 3	Advisory Resolution to Approve Executive Compensation

Summary of the Advisory Resolution

The Company is asking you for approval of the compensation of our named executive officers as described in this proxy statement (the say-on-pay vote). The Company’s named executive officers (“NEOs”) are identified in the Summary Compensation Table on page 58 in the Executive Compensation section and the accompanying tables contained in this proxy statement on pages 48-57. While the Board and its Compensation Committee will carefully consider the shareholder vote, the final vote is advisory in nature and will not be binding on the Board or the Company.

The Company has long demonstrated its commitment to sound executive compensation practices and corporate governance principles, working to ensure that its practices protect and further the interests of shareholders. We believe that our executive compensation programs, as described more fully in the “Executive Compensation” section of this proxy statement, are structured (i) to promote a performance-based culture which links the interests of management and shareholders; (ii) to support our business objectives; and (iii) to align our programs with recognized corporate governance best practices because:

■	Our compensation programs strongly support our key business objectives and our focus on increasing shareholder value.
■	A significant portion of NEO compensation is “at risk” so that if the value we deliver to our shareholders declines, so does the compensation we deliver to our NEOs.
■	We set our performance goals for the cash incentive bonus at the beginning of the fiscal year so that the determination as to whether the goals have been achieved is based on objective criteria and so that, at the time the goals are set, there remains sufficient uncertainty as to whether they will be achieved so as to more effectively motivate performance.
■	We monitor and compare the compensation programs and pay levels of executives at peer companies so that our compensation programs are competitive and within the range of market practices of our peers.
■	We conduct an annual risk assessment of our compensation programs, and as a result of our most recent assessment, we determined that our policies and practices do not create risks that are reasonably likely to have a material adverse effect on our Company.
■	We require executives and non-employee directors to maintain meaningful Company stock ownership levels.
■	Officers and directors are not permitted to hedge their economic exposures to Company stock and are also prohibited from trading our stock on margin.
■	We have a formal compensation clawback policy for adjustment, cancellation or recovery of incentive-based awards or payments to our Section 16 officers in the event of a financial restatement.
■	We do not provide significant perquisites or personal benefits to NEOs.
■	As part of our emphasis on performance-based compensation plans, we do not provide supplemental executive retirement plans or other non-performance-based retirement benefits to the NEOs, other than the tax-qualified 401(k) defined contribution plan available to all employees and the deferred compensation plan, which is available to highly-compensated employees.
■	Our severance policies are in line with competitive practice, and we do not provide tax gross-ups.

As noted above, our compensation philosophy emphasizes pay for performance and places a significant percentage of NEO compensation “at risk.” For example, between 58% - 88% of our executive compensation opportunity for fiscal 2016 was subject to at-risk performance.

In addition, the Company has in the past sought and received shareholder approval for the incentive plans that we use to motivate, retain, and reward our executives. Those incentive plans include the Cash Bonus Incentive Plan, which the shareholders approved in 2015, and the 2012 Omnibus Plan, which the shareholders originally approved in 2012, and for which we are asking shareholder approval of an amendment and restatement this year. Compensation provided pursuant to these shareholder-approved plans makes up a majority of the pay that the Company provided to its NEOs.

At our 2016 Annual Meeting of Shareholders, we received 78% approval of our executive compensation for fiscal 2015. While we applied similar philosophy and practices in determining fiscal 2016 compensation for our NEOs, we conducted extensive shareholder outreach and took those comments into consideration in the design of our future programs.

Accordingly, the Board recommends that the shareholders approve the following advisory resolution:

RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Shareholders pursuant to compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related narrative discussion.

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Recommendation

The Board of Directors encourages shareholders to endorse the executive compensation program by voting in favor of this resolution. Although the say-on-pay vote is non-binding, the Board and its Compensation Committee, which is comprised entirely of independent directors, will consider the voting results, as well as other communications from shareholders relating to our compensation practices, and take them into account in future determinations concerning our executive compensation program.

The Board of Directors recommends a vote “FOR” this proposal.

PROPOSAL 4	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Summary of the Advisory Vote

The Company also seeks your input about the frequency of future shareholder advisory votes on our executive compensation program. In particular, we are asking for a non-binding advisory vote on whether the advisory say-on-pay vote should occur every year, every two years, or every three years. The Company asks that you support a frequency period of every year for future non-binding shareholder votes on compensation of our NEOs.

After careful consideration, the Company has determined that an annual advisory vote on executive compensation is the most appropriate choice because it gives shareholders a formal mechanism for providing their direct input on our compensation philosophy, policy and practices as disclosed in our proxy statement every year. An annual advisory vote is also consistent with our desire to constructively engage with our shareholders on important issues such as executive compensation.

Recommendation

The Board of Directors recommends a vote for “1 YEAR” on the proposal.

PROPOSAL 5	Proposal to Approve the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the Material Terms of the Performance Goals Under the Plan

Overview

The Company is asking you to APPROVE the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan (also referred to in this proxy statement as the “Amended and Restated 2012 Omnibus Plan”), which amends and restates the Chico’s FAS, Inc. 2012 Omnibus Stock and Incentive Plan (the “2012 Omnibus Plan”). For the Company to continue to have the flexibility

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to use certain tax-effective incentives under Section 162(m) of the Internal Revenue Code (“Code Section 162(m)”) to align the interests of our executives and our shareholders, shareholders must approve the material terms of the performance goals under the plan every five years. In addition, certain amendments to the 2012 Omnibus Plan require shareholder approval to be effective. Approval of the Amended and Restated 2012 Omnibus Plan will constitute shareholder approval of the material terms of the performance goals, thus satisfying one of the Code Section 162(m) requirements, and will permit the Company to continue to offer a competitive compensation program in accordance with our compensation philosophy.

The 2012 Omnibus Plan was approved by our shareholders on June 21, 2012. The 2012 Omnibus Plan was amended effective February 1, 2017 to permit shares of common stock to be withheld from awards in an amount up to the maximum statutory tax withholding rate and further amended effective April 6, 2017 to add a clawback provision. Neither of these administrative changes required shareholder approval. On April 6, 2017, upon recommendation of the Compensation Committee, the Board approved and adopted the Amended and Restated 2012 Omnibus Plan described in this proposal, subject to shareholder approval. If approved by our shareholders, the Amended and Restated 2012 Omnibus Plan will become effective as of June 22, 2017.

The 2012 Omnibus Plan is the only equity incentive compensation plan under which the Company currently grants equity incentive awards to employees and non-employee directors. If the Amended and Restated 2012 Omnibus Plan is approved by our shareholders, awards made on or after June 22, 2017 will be granted in accordance with the terms of the Amended and Restated 2012 Omnibus Plan.

Summary of Amendments

The Amended and Restated 2012 Omnibus Plan includes the following amendments to the 2012 Omnibus Plan, which amendments have been approved by the Board, subject to approval of shareholders at the Annual Meeting:

■	renames the plan the “Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan;”
■	increases the maximum number of shares that can be granted under the plan (since inception on June 21, 2012) by 5,000,000;
■	prohibits shares of common stock used to satisfy the applicable tax withholding obligation in connection with a stock option award or stock appreciation right award from being added back (recycled) to the aggregate plan limit;
■	for other types of awards, prohibits recycling of shares of common stock used to satisfy tax withholding obligations in excess of the minimum amount required to satisfy statutory withholding requirements;
■	updates the method for determining share usage by counting the full number of shares associated with a stock option exercise or stock appreciation right exercise, and not just the net shares issued upon exercise, against the aggregate plan limit and by prohibiting shares of common stock purchased on the open market with cash proceeds from a stock option exercise from being added back to the aggregate plan limit;
■	adds a fiscal year per-director limit on cash and equity compensation to non-employee directors;
■	requires a minimum one-year vesting period for stock option awards and stock appreciation right awards and a minimum one-year period of restriction for restricted stock awards, restricted stock unit awards and performance awards, with the exception of up to 5% of the shares available for grant under the plan, subject in all cases to applicable provisions regarding accelerated vesting under certain circumstances;
■	modifies the change in control provisions providing for mandatory double-trigger acceleration for awards subject only to time-based vesting and adds a flexible default double-trigger acceleration for performance-based awards;
■	extends the term of the plan to permit awards to be granted through June 21, 2027; and
■	clarifies and updates certain terms and provisions of the Amended and Restated 2012 Omnibus Plan.

Why You Should Vote For the Amended and Restated 2012 Omnibus Plan and Approval Under Section 162(m) of the Code

The Board believes that the Amended and Restated 2012 Omnibus Plan is important to the long-term success of the Company. The purpose of the Amended and Restated 2012 Omnibus Plan is to attract, retain and motivate highly qualified employees and non-employee directors, provide appropriate and competitive incentives to achieve long-range goals, and align the interests of employees and non-employee directors with the Company’s other shareholders. As an integral part of our pay-for-performance philosophy, awards under the Amended and Restated 2012 Omnibus Plan are intended to promote the long-term financial interest of the Company and our shareholders.

As of April 1, 2017, approximately 4,200,000 shares of common stock authorized under the 2012 Omnibus Plan were available to be granted in connection with awards under the plan. Under the proposed amendment and restatement, 5,000,000 shares of common stock would be added to the plan if our shareholders approve the Amended and Restated 2012 Omnibus Plan. The Company believes that increasing the number of shares reserved for issuance is necessary for the Company to continue to offer a competitive compensation program in accordance with our compensation philosophy that emphasizes pay-for-performance and places a significant percentage of executive compensation “at risk.”

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Equity awards, designed to align executives’ focus with shareholder value and with the long-term, future performance of the Company, are a fundamental component of the Company’s executive compensation program, as discussed further in the Compensation Discussion and Analysis found on pages 48-57 of this Proxy Statement. The Compensation Committee anticipates that the shares of common stock that will be available for new awards under the Amended and Restated 2012 Omnibus Plan if shareholders approve this proposal will provide the Company with flexibility to continue to grant equity awards under the Amended and Restated 2012 Omnibus Plan for approximately five (5) years following the 2017 Annual Meeting. This is only an estimate, however, based on current circumstances. The total number of shares awarded in any one year or from year to year may change based on any number of variables, such as the value of the Company’s common stock (since higher stock prices generally require fewer shares to be issued to produce awards of the same grant date fair value), changes in the Company’s equity grant practices, changes in the number of employees, whether and to what extent vesting conditions applicable to equity-based awards are satisfied, the number of shares that become available for new awards pursuant to the terms of the plan (for example, as a result of forfeitures), and changes in how the Company chooses to balance the elements of our compensation program.

If shareholders approve the Amended and Restated 2012 Omnibus Plan, the Company may grant awards under the Amended and Restated 2012 Omnibus Plan until June 21, 2027. If shareholders do not approve the Amended and Restated 2012 Omnibus Plan, the Company may continue to grant awards under the existing 2012 Omnibus Plan until June 20, 2022, although the shares remaining available under the 2012 Omnibus Plan may not be sufficient for the Company’s anticipated future needs and the Company will not be able to use certain tax-effective incentives under Code Section 162(m) to align the interests of our executives and our shareholders.

Code Section 162(m) prohibits publicly held companies from deducting certain compensation to any person who serves as the chief executive officer or who is one of the three other most highly compensated executive officers (other than the chief financial officer) in excess of $1,000,000 during the tax year. However, Code Section 162(m) provides that, to the extent that compensation is based on the attainment of performance goals set by the Compensation Committee pursuant to plans approved by our shareholders, the compensation is exempt from the deductibility limitations.

The Amended and Restated 2012 Omnibus Plan is designed to provide the Company with the authority to grant awards that qualify as performance-based compensation that meets the requirements of Code Section 162(m), as well as awards that do not so qualify. The Company is permitted and reserves the right to pay amounts that are not tax deductible to meet the design goals of our executive compensation program. In any event, because of the uncertainties associated with the application and interpretation of Code Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Code Section 162(m) will in fact be deductible.

For the Company to continue to have the flexibility to pay performance-based compensation that meets the requirements of the performance-based exception under Code Section 162(m), the Company is also seeking re-approval of the material terms of the performance goals under which performance-based compensation is to be paid under the Amended and Restated 2012 Omnibus Plan. The material terms of the performance goals are (i) employees eligible for awards, (ii) individual grant limits on awards and (iii) the business criteria that can be used as performance measures for awards. Approval of the Amended and Restated 2012 Omnibus Plan will constitute shareholder approval of the material terms of the performance goals, thus satisfying one of the Code Section 162(m) requirements.

Amended and Restated 2012 Omnibus Plan Highlights

The Amended and Restated 2012 Omnibus Plan generally will be administered by the Compensation Committee, but awards made to non-employee directors will be approved by the entire Board. The Amended and Restated 2012 Omnibus Plan provides the Company flexibility to design compensatory awards that are responsive to the Company’s needs.

The Company believes the design of the Amended and Restated 2012 Omnibus Plan illustrates the Company’s commitment to best practices in equity compensation, prudent use of these limited resources and the promotion of a strong alignment with shareholder interest. Examples of best practice provisions and key features of the Amended and Restated 2012 Omnibus Plan that enable the Company to maintain sound governance practices in granting equity awards include:

■	Flexibility to Qualify for Code Section 162(m) Performance-Based Compensation Tax Treatment: The Amended and Restated 2012 Omnibus Plan contains provisions necessary for the Company to grant awards intended to qualify for the performance-based compensation exemption from the limitation on corporate tax deductions in Code Section 162(m).
■	Requires Double-Trigger Acceleration in Certain Change in Control Situations: The Amended and Restated 2012 Omnibus Plan provides for “double-trigger” change in control acceleration for awards subject only to time-based vesting. This means that in the event of a change in control of the Company, vesting for time-based awards will only accelerate if either (i) the successor company does not assume, convert, continue, or otherwise replace the outstanding award on proportionate and equitable terms, or (ii) the participant is terminated without cause within 24 months following the change in control.
■	Provides Flexible Default Double-Trigger Acceleration in Certain Change in Control Situations: The Amended and Restated 2012 Omnibus Plan provides a flexible default “double-trigger” change in control acceleration for performance-based awards. This means that in the event of a change in control of the Company, unless the award agreement or Compensation Committee or Board provide otherwise, vesting for performance-based awards will only accelerate if either (i) the successor company does not assume, convert, continue, or otherwise replace the outstanding award on proportionate and equitable

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terms, or (ii) the participant is terminated without cause within 24 months following the change in control.
■	Minimum Vesting Periods: The Amended and Restated 2012 Omnibus Plan requires a minimum one-year vesting period for stock option awards and stock appreciation right awards and a minimum one-year period of restriction for restricted stock awards, restricted stock unit awards and performance awards, with the exception of up to 5% of the shares available for grant under the plan, subject in all cases to applicable provisions regarding accelerated vesting in the event of a participant’s death, disability or termination of employment (including retirement) or a change in control.
■	No Share Recycling for Stock Options and Stock Appreciation Rights: The Amended and Restated 2012 Omnibus Plan adds a provision prohibiting recycling of shares of common stock used to satisfy the applicable tax withholding obligation in connection with the exercise of a stock option award or stock appreciation right award. In addition, the Amended and Restated 2012 Omnibus Plan adds a provision counting the full number of shares associated with a stock option exercise or stock appreciation right exercise, and not just the net shares issued upon exercise, against the aggregate plan limit. The Amended and Restated 2012 Omnibus Plan also adds a provision prohibiting shares of common stock purchased on the open market with cash proceeds from a stock option exercise from being added to the aggregate plan limit.
■	Limited Share Recycling for Restricted Stock, Restricted Stock Units and Performance Awards: The Amended and Restated 2012 Omnibus Plan continues to permit the recycling authorized under the 2012 Omnibus Plan of shares of common stock used to satisfy tax withholding obligations in connection with a restricted stock award, restricted stock unit award or performance award. However, the Amended and Restated 2012 Omnibus Plan provides that only the number of shares withheld at the minimum statutory rate may be recycled, even if the tax withholding is at a higher rate.
■	No Discounted Stock Options or Stock Appreciation Rights: The Amended and Restated 2012 Omnibus Plan prohibits the grant of stock option awards and stock appreciation right awards with an exercise price less than the fair market value of the Company’s common stock on the date of grant.
■	No Repricing of Stock Options or Stock Appreciation Rights: The Amended and Restated 2012 Omnibus Plan prohibits repricing stock option awards and stock appreciation right awards without shareholder approval, including canceling a stock option or stock appreciation right when the exercise price exceeds the fair market value of the underlying shares in exchange for another award or for cash.
■	No Dividend-Equivalent Payments on Unearned Restricted Stock Units or Performance Awards: The Amended and Restated 2012 Omnibus Plan provides for the payment of dividends on unvested restricted stock. The Amended and Restated 2012 Omnibus Plan also permits the granting of dividend equivalents in connection with restricted stock unit awards or performance awards, but such dividend equivalents will only be paid to the extent the underlying award is earned under the plan.
■	Clawback Provision: Our compensation clawback policy applies to awards granted to executive officers under the Amended and Restated 2012 Omnibus Plan that are subject in any way to performance-based vesting, and the Amended and Restated 2012 Omnibus Plan subjects all awards granted under the plan to any additional clawback that may be required under applicable law, regulation or stock exchange requirement.
■	Independent Committee Administration: Awards granted to named executive officers under the Amended and Restated 2012 Omnibus Plan are approved by the Compensation Committee, which is composed entirely of independent directors.
■	Term of Amended and Restated 2012 Omnibus Plan: No awards may be granted under the Amended and Restated 2012 Omnibus Plan more than ten years from the date of shareholder approval.
The Amended and Restated 2012 Omnibus Plan will not be effective unless and until approved by shareholders.

Key Data

Overhang

The following table provides certain additional information regarding total awards outstanding as of January 28, 2017 (fiscal year-end) and April 1, 2017.

	As of January 28, 2017	As of April 1, 2017
Number of outstanding Options	577,246	532,579
Weighted average exercise price of outstanding Options	13.58	13.48
Weighted average remaining term of outstanding Options	2.97	2.90
Number of outstanding, unvested restricted shares	2,463,186	2,796,845
Number of outstanding, unvested performance shares	652,248	928,851
Shares available for grant under 2012 Plan	5,764,356	4,161,138

As of April 24, 2017, there were 129,488,741 total common shares outstanding, and the per-share closing price of our common stock as reported on the New York Stock Exchange was $13.85.

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Burn Rate

The following table sets forth information to calculate the Company’s burn rate under the 2012 Omnibus Plan for the last three fiscal years:

	Fiscal 2016	Fiscal 2015	Fiscal 2014
Number of Options granted	—	—	—
Number of Restricted Shares granted	1,817,830	1,611,625	1,674,790
Number of Performance Shares earned(1)	228,105	213,453	243,369
Total Share Usage	2,045,935	1,825,078	1,918,159
Weighted-average common shares outstanding	128,994,743	138,365,729	148,621,595
Burn Rate (Options, restricted shares, and earned performance shares)	1.6%	1.3%	1.3%

(1)		Fiscal 2016	Fiscal 2015	Fiscal 2014
	Number of Performance Shares Granted (target)	733,360	526,810	657,000
	Number of Performance Shares earned	228,105	213,453	243,369

Potential dilution is equal to the number of shares associated with outstanding grants plus the number of shares available for future grant under a plan divided by the sum of (a) the total number of shares of common stock outstanding and (b) the total outstanding and available shares under the plan. As of April 1, 2017, the Company’s potential dilution under the 2012 Omnibus Plan was approximately 6.1%. If the Amended and Restated 2012 Omnibus Plan is approved by shareholders, the potential dilution from awards authorized for issuance under the Amended and Restated 2012 Omnibus Plan will increase to approximately 9.6%. While the Company is aware of the potential dilutive effect of equity awards, it also recognizes the significant motivational and performance benefits that may be achieved in connection with making such awards.

Summary Description of the Amended and Restated 2012 Omnibus Plan

A summary of the provisions of the Amended and Restated 2012 Omnibus Plan is set forth in question and answer format below. The full text of the Amended and Restated 2012 Omnibus Plan appears as Annex A to this Proxy Statement. The following summary is qualified in its entirety by reference to the complete text of the Amended and Restated 2012 Omnibus Plan.

Who may participate?

Employees of the Company and its subsidiaries and members of the Board of the Company or the boards of directors of its subsidiaries may be selected by the Compensation Committee or Board, as applicable, to receive awards under the Amended and Restated 2012 Omnibus Plan. If shareholders approve this proposal, approximately 200 employees and 8 non-employee directors, as of April 1, 2017, would be eligible to receive awards under the Amended and Restated 2012 Omnibus Plan. Based on its historic compensation practices, the Company expects that a range of 200 to 250 persons annually will receive awards under the Amended and Restated 2012 Omnibus Plan.

What shares are authorized for awards under the Amended and Restated 2012 Omnibus Plan?

Subject to approval by our shareholders, the aggregate number of shares authorized and reserved for issuance under the Amended and Restated 2012 Omnibus Plan (since inception on June 21, 2012) is the sum of (i) 12,000,000 shares of common stock; (ii) 3,500,000 shares of common stock that were available for future awards under any prior option plan of the Company (the “Prior Plans”) as of June 21, 2012 (including without limitation the 1992 Stock Option Plan, the 1993 Stock Option Plan, the 2002 Omnibus Stock and Incentive Plan and the Non-Employee Directors’ Stock Option Plan); and (iii) any shares of common stock that are represented by awards granted under any Prior Plans that are forfeited, expire or are canceled without delivery of shares of common stock to participants. As of April 1, 2017, approximately 4,200,000 shares of common stock authorized under the 2012 Omnibus Plan were available to be granted in connection with awards under the plan. Under the proposed amendment and restatement, 5,000,000 shares of common stock would be added to the plan if our shareholders approve the Amended and Restated 2012 Omnibus Plan. If shareholders do not approve the Amended and Restated 2012 Omnibus Plan, the share limit under the 2012 Omnibus Plan will remain in effect as approved by shareholders in 2012.

In general, if any award granted under the Amended and Restated 2012 Omnibus Plan is forfeited or canceled or is settled in cash (in each case without delivery of shares to the participant), the shares associated with such award will be available for future awards under the plan. In addition, if any shares associated with a restricted stock award, restricted stock unit award or performance award are not delivered to a participant because they are used to satisfy the minimum amount required to satisfy statutory tax withholding requirements, such shares will be available for future awards under the plan.

In contrast, if any shares associated with a restricted stock award, restricted stock unit award or performance award are not delivered to a participant because they are used to satisfy tax withholding obligations in excess of the minimum amount required to satisfy

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statutory tax withholding requirements, such shares will be counted against the aggregate plan limit and will not be available for future awards under the plan. In addition, if any shares associated with a stock option award or a stock appreciation right award are not delivered to a participant because they are used to satisfy the applicable tax withholding obligation, such shares will be counted against the aggregate plan limit and will not be available for future awards under the plan. Further, the full number of shares associated with a stock option exercise or stock appreciation right exercise, and not just the net shares issued upon exercise, will be counted against the aggregate plan limit and will not be available for future awards under the plan. Any shares of common stock purchased on the open market with cash proceeds from a stock option exercise will not be added to the aggregate plan limit.

Who administers the Amended and Restated 2012 Omnibus Plan?

The Amended and Restated 2012 Omnibus Plan generally will be administered by the Compensation Committee, except that awards made to non-employee directors will be approved by the entire Board. The Compensation Committee has the authority to interpret the Amended and Restated 2012 Omnibus Plan and awards granted under the plan, to prescribe, amend and rescind rules and regulations relating to the plan and awards granted under the plan, to determine the terms and conditions of awards granted under the plan and the related award agreements, to amend any outstanding award agreement, to construe and interpret the plan and the award agreements, and to make all other determinations for the administration of the plan and the awards.

With respect to non-employee directors, the authority described above rests with the Board and not the Compensation Committee.

The Board or the Compensation Committee, in its discretion, may delegate to any of the Chief Executive Officer, Chief Financial Officer and Chief Human Resources Officer of the Company all or part of the Committee’s authority and duties with respect to awards to employees who are not executive officers.

Are there limits on awards to individual participants or other award limits?

Yes. The number of shares of common stock issued under the Amended and Restated 2012 Omnibus Plan upon the exercise of incentive stock options will not exceed 7,000,000 shares of common stock. No participant may receive an aggregate of stock option awards and stock appreciation right awards during any one calendar year representing more than 750,000 shares of common stock. In addition, no participant may receive grants of restricted stock awards, restricted stock unit awards or other stock-based performance awards intended to qualify as performance-based compensation under Code Section 162(m) during any one calendar year representing more than 750,000 shares of common stock. Further, with respect to cash-based performance awards intended to qualify as performance-based compensation under Code Section 162(m), the maximum dollar value that may be granted to any one participant during any one calendar year is $10 million.

Finally, and in addition to the above, the aggregate value of cash compensation and the grant date fair value of awards under the Amended and Restated 2012 Omnibus Plan to any one non-employee director (other than the non-executive Chair of the Board) during any fiscal year of the Company shall not exceed $750,000.

These limits are subject to adjustments for stock splits, stock dividends, recapitalizations and other similar transactions or events.

What types of awards may be granted?

Awards under the Amended and Restated 2012 Omnibus Plan may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards. Performance awards include both cash-based and stock-based awards.

Upon what terms may options be awarded?

Stock options entitle the optionee to purchase shares of common stock at a price equal to or greater than the fair market value of the underlying common stock on the date of grant. Options may be either incentive stock options or nonqualified stock options, but only employees may be granted incentive stock options. At the time of grant, the Compensation Committee will fix the exercise price of a stock option granted to an employee and the Board will fix the exercise price of a stock option granted to a non-employee director. Other than in connection with substitute awards, the option price must not be less than the fair market value of the common stock on the date of grant. The option may specify that the option price is payable (i) in cash, (ii) by the delivery to the Company of unrestricted shares of common stock already owned by the optionee, (iii) by withholding shares of common stock otherwise issuable in connection with the exercise of the option, (iv) with any other legal consideration the Compensation Committee may deem appropriate or (v) any combination of the foregoing. To the extent permitted by applicable law and regulations, the Compensation Committee or the Board, as the case may be, may also permit a participant to pay the option price through a broker-assisted cashless exercise. No stock option may be exercised more than ten years from the date of grant. Each grant may specify a period of continuous employment or service with the Company or any subsidiary that is necessary before the stock option or any portion thereof will become exercisable, provided that a participant will become fully vested with regard to a stock option award in the event the participant dies or becomes totally and permanently disabled (as determined in the sole discretion of the Compensation Committee or its delegee) while still employed by or in service to the Company.

In addition, the exercise price of an incentive stock option cannot be less than 100% of the fair market value of the of the underlying common stock on the date of grant (or 110% of the fair market value in the case of an incentive stock option granted to a person at a time when such person owns, within the meaning of Section 424(d) of the Code, more than 10% of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 424 of the Code), and such option must be exercised within five years of the date of grant). The value in incentive stock options, based on the underlying shares’ fair market value on the date of grant, that can be exercisable for the first time by any participant in any calendar year under the plan and under all other incentive stock option plans of the Company and any parent and subsidiary corporations of the Company (as those terms are defined in Section 424 of the Code) shall not exceed $100,000.

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Upon what terms may stock appreciation rights be granted?

Stock appreciation rights represent the right to receive an amount equal to the difference between the base “SAR price” established for such rights and the fair market value of the common stock on the date the rights are exercised. Payment of the amount may be made in shares of common stock, in cash, or in a combination thereof as specified in the stock appreciation right agreement. At the time of grant, the Compensation Committee or the Board, as applicable, will fix the SAR price. Other than in connection with substitute awards, the SAR price must not be less than the fair market value of the common stock on the date of grant. The participant does not pay anything upon exercise of the stock appreciation right (except for required tax withholding). No stock appreciation right may be exercised more than ten years from the date of grant. Each grant may specify a period of continuous employment or service with the Company or any subsidiary that is necessary before the stock appreciation right or any portion thereof will become exercisable, provided that a participant will become fully vested with regard to a stock appreciation right award in the event the participant dies or becomes totally and permanently disabled (as determined in the sole discretion of the Compensation Committee or its delegee) while still employed by or in service to the Company.

Upon what terms may restricted stock be awarded?

An award of restricted stock involves the immediate transfer by the Company to a participant of ownership of a specific number of shares of common stock in return for the performance of services. Restricted stock is subject to forfeiture and generally may not be transferred by a participant until the restrictions established by the Compensation Committee or the Board, as the case may be, lapse. The restrictions may take the form of a period of continuous employment or service with the Company or any subsidiary (i.e., time-based vesting) or the achievement of stock price goals and performance or other goals (i.e., performance-based vesting). Upon grant, holders of restricted stock will have voting, dividend and other ownership rights in such shares during the restriction period. The grant may be made without payment of additional consideration by the participant other than the performance of future services.

Restricted stock must be subject to a “substantial risk of forfeiture” within the meaning of Code Section 83 for a period to be determined by the Compensation Committee on the grant date. A restricted stock award may be designated as performance-based compensation under Code Section 162(m).

Upon what terms may restricted stock units be granted?

An award of restricted stock units granted under the Amended and Restated 2012 Omnibus Plan represents the right to receive a specific number of shares of common stock or a cash equivalent at the end of a specified restriction period. The restrictions may take the form of a period of continuous employment or service with the Company or any subsidiary (i.e., time-based vesting) or the achievement of stock price goals and performance or other goals (i.e., performance-based vesting), as established by the Compensation Committee or the Board, as the case may be. During the restriction period, the participant has no right to vote the shares of common stock represented by the units. The Compensation Committee or the Board, as the case may be, may provide for payment of dividend equivalents in connection with restricted stock units, but dividend equivalents shall be paid only in accordance with Section 409A of the Internal Revenue Code (“Code Section 409A”) and only if the restricted stock unit award is earned. The grant of restricted stock units will be made without any consideration from the participant other than the performance of future services. A restricted stock unit award may be designated as performance-based compensation under Code Section 162(m).

Upon what terms may performance awards be granted?

A performance award may be denominated in shares of common stock or in cash, and each grant will specify one or more performance objectives, established by the Compensation Committee or the Board, as the case may be, to be met within a specified period (the “performance period”), to receive the common stock or cash. If by the end of the performance period the participant has achieved the specified performance objectives, the participant will be deemed to have fully earned the performance award. To the extent earned, the performance award will be paid to the participant at the time and in the manner determined by the Compensation Committee of the Board, as the case may be, in cash, shares of common stock or any combination thereof. The Compensation Committee or the Board, as the case may be, may provide for payment of dividend equivalents in connection with performance awards, but dividend equivalents shall be paid only in accordance with Code Section 409A and only if the performance award is earned. A performance award may be designated as performance-based compensation under Code Section 162(m) and any such award shall require at least a one-year performance period.

What is the Code Section 162(m) exemption?

Code Section 162(m) prevents a publicly held corporation from claiming income tax deductions for compensation in excess of $1,000,000 paid to certain senior executives. Compensation is exempt from this limitation if it is “qualified performance-based compensation.” Because the 2012 Omnibus Plan was previously approved by shareholders, stock options and stock appreciation rights granted under the 2012 Omnibus Plan or Amended and Restated 2012 Omnibus Plan qualify as performance-based compensation. If the Amended and Restated 2012 Omnibus Plan is approved by shareholders, restricted stock awards, restricted stock unit awards and performance awards may be granted under the Amended and Restated 2012 Omnibus Plan as qualified performance-based compensation under Code Section 162(m) or may be granted as awards that are not intended to qualify as performance-based compensation under Code Section 162(m). Each award may qualify as performance-based compensation, so long as certain requirements are met, including the prior approval by shareholders of the performance measures.

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What are the performance measures for restricted stock awards, restricted stock unit awards and performance awards?

The Amended and Restated 2012 Omnibus Plan provides that grants of restricted stock, restricted stock units and performance awards may be made based upon performance objectives/ measures (the “Performance Measures”). Any such performance award, restricted stock award or restricted stock unit award intended to qualify as performance-based compensation under Code Section 162(m) shall be conditioned on the achievement of one or more Performance Measures, to the extent required by Code Section 162(m). The Performance Measures that may be used by the Compensation Committee for such awards shall be based on any one or more of the following, as selected by the Committee: net sales; comparable sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); free cash flow; return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margins; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; implementation, completion, or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel. The Performance Measures may be expressed in terms of absolute growth, cumulative growth, percentage growth, a designated absolute amount, percentage of sales, and per share value of common stock outstanding. In addition, the Performance Measures may be based solely by reference to the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company, or based upon the Company’s performance relative to the performance of one or more companies or an index covering multiple companies. The Committee may also exclude, if provided in the award agreement, charges related to an event or occurrence which the Committee determines should appropriately be excluded, including but not limited to (a) restructurings, discontinued operations, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. For performance awards, restricted stock or restricted stock units intended to qualify as performance-based compensation under Code Section 162(m), the grant of the performance award, restricted stock or restricted stock units, the establishment of the Performance Measures and the certification as to whether such Performance Measures have been satisfied shall be made in a manner and during the period required under Code Section 162(m). The Committee retains the discretion to adjust the compensation or economic benefit due upon attainment of any Performance Measure and to adjust the Performance Measures themselves, but any such adjustment shall be made only in conformity with the requirements of Code Section 162(m) for awards intending to qualify as performance-based compensation.

What is the maximum amount payable upon attainment of the specified performance-based objectives?

No participant may receive restricted stock awards, restricted stock unit awards or other stock-based performance awards intended to qualify as performance-based compensation under Code Section 162(m) during any one calendar year representing more than 750,000 shares of common stock. In addition, with respect to cash-based performance awards intended to qualify as performance-based compensation under Code Section 162(m), the maximum dollar value granted to any one participant during any one calendar year is $10 million.

Are there minimum vesting requirements for awards under the Amended and Restated 2012 Omnibus Plan?

Yes. Except with respect to a maximum of 5% of the shares of common stock authorized under the Amended and Restated 2012 Omnibus Plan, no portion of an award shall vest prior to the first anniversary of the date of grant, subject to applicable provisions regarding accelerated vesting in the event of a participant’s death, disability or termination of employment (including retirement) or a change in control.

How are awards under the Amended and Restated 2012 Omnibus Plan treated in the event of a termination of employment or service?

A participant will become fully vested with regard to a stock option award or a stock appreciation right award in the event the participant dies or becomes totally and permanently disabled (as determined in the sole discretion of the Compensation Committee or its delegee) while still employed by or in service to the Company. With respect to other types of awards and other termination events, the Compensation Committee or the Board, as the case may be, may provide for partial or full vesting in connection with the termination of a participant’s employment or service on such basis as it deems appropriate.

How are awards under the Amended and Restated 2012 Omnibus Plan treated in the event of a change in control of the Company?

In the event of a “change in control” (as defined in the Amended and Restated 2012 Omnibus Plan), the Compensation Committee or the Board, as applicable, may, subject to compliance with Code Section 409A, take such action as it deems appropriate in its sole discretion and without the consent of any participant. These actions may include, without limitation, the following: (i) provide for the purchase, settlement or cancellation of any award by the Company for an amount of cash equal to the amount which could have been obtained upon the exercise of such award or realization of

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a participant’s rights had the award been currently exercisable or payable, (ii) adjust outstanding awards as the Committee or Board deems appropriate to reflect the change in control and retain the economic value of the award, or (iii) cause any outstanding award to be assumed, or new rights substituted therefor, by the successor company in such change in control.

In connection with a change in control, the Compensation Committee or the Board, as applicable, may provide for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, an outstanding award, and for the replacement of a stock-settled award with a cash-settled award.

In the event of a change in control of the Company, any award subject only to time-based vesting will accelerate and become fully vested if either (i) the successor company does not assume, convert, continue, or otherwise replace the outstanding award on proportionate and equitable terms, or (ii) the successor company assumes, converts, continues, or otherwise replaces the outstanding award on proportionate and equitable terms and the participant is terminated without cause within 24 months following the change in control.

In the event of a change in control of the Company, unless the award agreement or the Compensation Committee or Board provide otherwise, any award subject to performance-based vesting will accelerate and become fully vested if either (i) the successor company does not assume, convert, continue, or otherwise replaces the outstanding award on proportionate and equitable terms, or (ii) the successor company assumes, converts, continues, or otherwise replaces the outstanding award on proportionate and equitable terms and the participant is terminated without cause within 24 months following the change in control.

The provision that awards that are assumed by the successor company (or otherwise converted, continued or replaced in connection with a change in control) will experience accelerated vesting only if the participant experiences a qualifying termination is commonly referred to as a “double-trigger” acceleration provision. The Company believes a mandatory double-trigger provision for time-based awards and a flexible default double-trigger provision for performance based-awards that are assumed by the successor company (or otherwise converted, continued or replaced in connection with a change in control) is a good governance practice. While the Company recognizes the benefits of double-trigger acceleration in certain change in control circumstances and has included the provisions described above for this reason, the Board also believes it is appropriate to retain flexibility in the case of performance-based awards granted under the Amended and Restated 2012 Omnibus Plan and to avoid restricting the range of available alternatives for structuring performance-based equity compensation opportunities for the Company’s executives, other employees and non-employee directors. As a result the double-trigger provision is mandatory for time-based awards but for performance-based awards is a default provision that can be modified by the award agreement or the Compensation Committee or the Board.

Are awards under the Amended and Restated 2012 Omnibus Plan transferable?

Except as provided below, no award under the Amended and Restated 2012 Omnibus Plan may be transferred by a participant other than by will or the laws of descent and distribution, and stock options and stock appreciation rights may be exercised during the participant’s lifetime only by the participant. The Compensation Committee or the Board, as the case may be, may expressly provide in an award agreement that the participant may transfer restricted stock to a trust that the Committee or the Board may approve.

How can awards under the Amended and Restated 2012 Omnibus Plan be amended?

As is customary in stock and incentive plans of this nature, in the event of any increase or decrease in the outstanding shares of the Company’s common stock resulting from a stock split or other division or consolidation of shares, the payment of a stock dividend on shares of common stock, or similar change in the number of outstanding shares of the Company’s common stock without any receipt of consideration by the Company, then the number of shares of common stock that remain available under the Amended and Restated 2012 Omnibus Plan, the number of shares covered by each outstanding stock option or stock appreciation right, the exercise price for each outstanding stock option or stock appreciation right, the purchase price per share and the number and any purchase price for any other outstanding awards involving common stock (or equivalents), in each case, shall be proportionately and appropriately adjusted by the Compensation Committee or the Board.

Similarly, subject to any required action by our shareholders, if any change occurs in the Company’s common stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Company’s common stock, then number of shares of common stock that remain available under the Amended and Restated 2012 Omnibus Plan, the number and type of shares of common stock then covered by each outstanding stock option or stock appreciation right, the exercise price for each outstanding stock option or stock appreciation right, and the purchase price per share and the number and any purchase price for any other outstanding awards involving common stock (or equivalents), in each case, shall be proportionately and appropriately adjusted by the Compensation Committee or the Board.

Other than as provided in the Amended and Restated 2012 Omnibus Plan in connection with any increase or decrease in the outstanding shares of the Company’s common stock or in connection with any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting the Company’s common stock, as described above, the Compensation Committee and the Board shall not without the approval of the shareholders of the Company (i) lower the exercise price of an outstanding stock option or stock appreciation right, (ii) cancel an outstanding stock option or stock

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appreciation right when the exercise price exceeds the fair market value of the underlying shares of common stock in exchange for another award or cash (other than in connection with substitute awards), or (iii) take any other action with respect to an outstanding stock option or stock appreciation right that would be treated as a repricing under the rules and regulations of the principal stock exchange on which the common stock is traded.

How can the Amended and Restated 2012 Omnibus Plan be amended or terminated?

The Amended and Restated 2012 Omnibus Plan may be amended by the Board, but without further approval by the shareholders of the Company to the extent such shareholder approval is required by applicable law, regulation or listing standard, no such amendment may: (i) increase the total number of shares of common stock that may be issued pursuant to awards granted under the Amended and Restated 2012 Omnibus Plan, (ii) change the designation of the class of employees eligible to receive awards, (iii) decrease the minimum option or stock appreciation rights price set forth under the Amended and Restated 2012 Omnibus Plan, (iv) extend the period during which an option or stock appreciation right may be exercised beyond the maximum period specified in the Amended and Restated 2012 Omnibus Plan, (v) otherwise materially modify the requirements as to eligibility for participation in the Amended and Restated 2012 Omnibus Plan, (vi) otherwise materially increase the benefits under the Amended and Restated 2012 Omnibus Plan, or (vii) withdraw the authority to administer the Amended and Restated 2012 Omnibus Plan as to awards made to employees from the Committee. Notwithstanding the foregoing, the Board may amend the Plan to incorporate or conform to requirements imposed by and amendments made to the Internal Revenue Code or regulations promulgated thereunder which the Board deems to be necessary or desirable to preserve (A) incentive stock option status for outstanding incentive stock options and to preserve the ability to issue incentive stock options pursuant to the Amended and Restated 2012 Omnibus Plan, (B) the deductibility by the Company of amounts taxed to participants as ordinary compensation income, and (C) the status of any award as exempt from registration requirements under any securities law for which the award was intended to be exempt.

The Board may terminate or suspend the Amended and Restated 2012 Omnibus Plan or any portion thereof at any time, but no suspension or termination shall impair the rights of a participant under an outstanding award without the consent of the affected participant.

What is the duration of the Amended and Restated 2012 Omnibus Plan?

Unless terminated sooner by the Board as described above, the Amended and Restated 2012 Omnibus Plan shall be of unlimited duration to facilitate administration of awards issued under the plan, but no award will be granted under the Amended and Restated 2012 Omnibus Plan after June 21, 2027.

Are awards under the Amended and Restated 2012 Omnibus Plan subject to clawback?

Yes. The Company has a formal compensation clawback policy for adjustment, cancellation or recovery of excess incentive awards or payments to all executive officers in the event of a financial restatement, which applies to awards under the Amended and Restated 2012 Omnibus Plan that are subject in any way to performance-based vesting. In addition, the Amended and Restated 2012 Omnibus Plan includes a clawback provision that subjects all awards granted under the plan to any additional clawback that may be required pursuant to any applicable federal or other law or regulation, any applicable listing standard of any securities exchange on which the common stock is then listed or reported.

What are the tax consequences of the Amended and Restated 2012 Omnibus Plan?

The following is a brief summary of certain of the general U.S. federal income tax consequences of certain awards under the Amended and Restated 2012 Omnibus Plan. This summary is based on U.S. federal income tax laws and regulations in effect on the date of this Proxy Statement and is not a complete description of the U.S. federal income tax laws.

In general, an optionee will not recognize income at the time a nonqualified stock option is granted. At the time of exercise, the optionee will recognize ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, any appreciation (or depreciation) in the value of the shares after the date of exercise generally will be treated as capital gain (or loss).

An optionee generally will not recognize income upon the grant or exercise of an incentive stock option. If shares issued to an optionee upon the exercise of an incentive stock option are not disposed of in a disqualifying disposition within the later of two years after the date of grant or one year after the transfer of the shares to the optionee, then upon the sale of the shares any amount realized in excess of the option price generally will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss. If shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for the shares. Any further gain (or loss) realized by the optionee generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

Subject to certain exceptions for death or disability, if an optionee exercises an incentive stock option more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a nonqualified stock option. In addition, if an optionee is subject to federal “alternative minimum tax,” the exercise of an incentive stock option will be treated essentially the same as a nonqualified stock option for purposes of the alternative minimum tax.

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A recipient of restricted stock generally will be subject to tax at ordinary income rates on the fair market value of the restricted stock at such time as the shares are no longer subject to a risk of forfeiture or restrictions on transfer for purposes of Code Section 83. However, a recipient who so elects under Code Section 83(b) within thirty days of the date of grant of the restricted stock will recognize ordinary income on the date of grant of the shares equal to the excess of the fair market value of the restricted stock (determined without regard to the risk of forfeiture or restrictions on transfer) over any purchase price paid for the shares. Thereafter, if the shares are forfeited and the participant has made a Section 83(b) election, the participant will be entitled to a deduction, refund, or loss, for tax purposes only, in an amount equal to any purchase price of the forfeited shares. Dividends on restricted stock generally will be treated as compensation that is taxable as ordinary income to the participant and will be deductible by the Company when paid. If, however, the participant has made a Section 83(b) election, the dividends will be taxable as ordinary income to the participant but will not be deductible by the Company.

A participant generally will not recognize income upon the grant of restricted stock units. A recipient of restricted stock units generally will not recognize income until cash and/or shares of common stock are delivered to the recipient at the end of the restriction period and are no longer subject to a substantial risk of forfeiture or restrictions on transfer for purposes of Code Section 83. At that time, the participant generally will recognize as ordinary income an amount equal to the amount of any cash received and the fair market value of any unrestricted shares of common stock received. The Company will be entitled to a deduction at the time and in the amount that is included in the participant’s income by reason of the receipt. For each share of common stock received in respect of a restricted stock unit, the taxation of the post-settlement appreciation or depreciation upon a subsequent disposition is generally treated as short-term or long-term capital gain (or loss) depending on the holding period.

A participant generally will not recognize income upon the grant of performance awards. Upon payment of performance awards in cash and/or shares of common stock, the participant generally will recognize as ordinary income an amount equal to the amount of any cash received and the fair market value of any unrestricted shares of common stock received. The Company will be entitled to a deduction at the time and in the amount that is included in the participant’s income by reason of the receipt. For each share of common stock received in respect of a performance award, the taxation of the post-settlement appreciation or depreciation upon a subsequent disposition is generally treated as short-term or long-term capital gain (or loss) depending on the holding period.

To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or subsidiary for which the participant performs services generally will be entitled to a corresponding deduction, provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Code Section 280G and is not disallowed by the $1,000,000 limitation on certain executive compensation under Code Section 162(m).

The Compensation Committee may grant awards that are either exempt from or subject to Code Section 409A. Code Section 409A imposes certain requirements on non-qualified deferred compensation arrangements, including requirements with respect to an individual’s election to defer compensation and the individual’s selection of the timing and form of distribution of the deferred compensation. Code Section 409A also generally provides that distributions must be made on or following the occurrence of certain events (e.g., the individual’s separation from service, a predetermined date, or the individual’s death). Code Section 409A imposes restrictions on an individual’s ability to change his or her distribution timing or form after the compensation has been deferred. For certain individuals who are officers, Code Section 409A requires that such individual’s distribution commence no earlier than six months after such officer’s separation from service.

Under current Internal Revenue Service guidance, certain awards under the Amended and Restated 2012 Omnibus Plan are excluded from non-qualified deferred compensation to which Code Section 409A applies. These excluded awards are stock options under which shares of common stock are issued, stock appreciation rights under which shares of common stock are issued, restricted stock, restricted stock units that are paid at or shortly after vesting, and performance awards that are paid at or shortly after vesting. Other awards under the Amended and Restated 2012 Omnibus Plan may be treated as non-qualified deferred compensation to which Code Section 409A applies, and in such case it is generally the Company’s intent that such awards be designed to comply with the election timing, payment timing, and other requirements of Code Section 409A.

If an award is subject to and fails to satisfy the requirements of Code Section 409A, the recipient of that award will recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Code Section 409A fails to comply with the provisions of Code Section 409A, Code Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as possible interest requirements with respect to such amounts, and will have certain withholding requirements.

The foregoing is only a summary of the effect of federal income taxation upon the Company and upon participants, is not complete and does not discuss the federal employment taxes, tax consequences of any participant’s death or the income tax laws of any municipality, state, or foreign country in which a participant may reside. The foregoing is not legal or tax advice.

Where can I get a copy of the Amended and Restated 2012 Omnibus Plan?

This summary is not a complete description of all provisions of the Amended and Restated 2012 Omnibus Plan. A copy of the Amended and Restated 2012 Omnibus Plan, as proposed to be adopted, is attached hereto as Annex A.

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New Plan Benefits

Participation and the types of awards granted under the Amended and Restated 2012 Omnibus Plan are subject to the discretion of the Compensation Committee or the Board, as the case may be, and no determination has been made as to the awards, if any, that any individuals who would be eligible to participate in the plan will be granted in the future. Therefore, the benefits or amounts that will be received by any participant or groups of participants if the Amended and Restated 2012 Omnibus Plan is approved are not currently determinable.

Equity Compensation Plan Information

The following table shows information concerning our equity compensation plans as of the end of the fiscal year ended January 28, 2017:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(2)
Equity compensation plans approved by security holders	577,246	$ 13.58	5,764,356
Equity compensation plans not approved by security holders	—	—	—
TOTAL	577,246	$ 13.58	5,764,356
(1)	The weighted average exercise price is calculated based solely on the outstanding stock options. It does not take into account the shares issuable upon vesting of outstanding restricted stock, restricted stock units or performance stock units, which have no exercise price.
(2)	Consists of shares available for future issuance under the 2012 Omnibus Plan as of January 28, 2017 and does not reflect the 5,000,000 increase in the number of shares available under the Amended and Restated 2012 Omnibus Plan if shareholders approve the Amended and Restated 2012 Omnibus Plan at the Annual Meeting.

Recommendation

The Board of Directors recommends a vote “FOR” the approval of the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the material terms of the performance-based compensation under the Plan for purposes of compensation deductibility under Internal Revenue Code Section 162(m).

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AUDIT COMMITTEE REPORT

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

The Audit Committee consists of three directors and operates under a written charter adopted by the Board of Directors. The current members of this Committee are David F. Walker (Chair), John J. Mahoney and Andrea M. Weiss. Each member of the Committee is independent in the judgment of the Company’s Board of Directors, as required by NYSE listing standards and as set forth in the Company’s Corporate Governance Guidelines. This Committee is responsible for selecting, engaging, evaluating and negotiating fee arrangements with the Company’s independent certified public accountants (the “Independent Accountants”) with input from the Company’s Board and management. Management is responsible for the Company’s internal controls and the financial reporting process. The Independent Accountants are responsible for performing an audit of internal control over financial reporting that is integrated with an audit of the Company’s consolidated financial statements in accordance with auditing standards of the Public Company Accounting Oversight Board in the United States (“PCAOB”), and for expressing opinions thereon. This Committee’s responsibility is to monitor and oversee these processes.

The members of this Committee do not serve as professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or the Independent Accountants, nor can this Committee certify that the Independent Accountants are “independent” under applicable rules. This Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management, internal auditors, and the Independent Accountants on the basis of several factors, including the information it receives, discussions with management, internal auditors, and the Independent Accountants, and the experience of this Committee’s members in business, and with financial and accounting matters.

As part of its oversight of the Company’s financial reporting process, this Committee reviews and discusses with both management and the Company’s Independent Accountants all annual and quarterly financial statements prior to their issuance, including receiving reports on the matters discussed in management’s Disclosure Committee meetings. This Committee reviewed and discussed the audited consolidated financial statements of the Company as of and for the year ended January 28, 2017 (fiscal 2016), with management and the Company’s Independent Accountants. Management advised the Audit Committee that the Company’s fiscal 2016 consolidated financial statements had been prepared in accordance with accounting principles generally accepted in the United States, and presented significant accounting and disclosure matters to this Committee. Discussions with the Independent Accountants regarding the Company’s fiscal 2016 audited financial statements included the Independent Accountants’ judgments about the quality, not just the acceptability, of the Company’s accounting principles and underlying estimates used in the Company’s financial statements, as well as other matters, as required to be discussed under applicable auditing standards as adopted by the PCAOB and by the Audit Committee’s charter.

This Committee annually evaluates, with input from management and the internal auditor, the quality of services and sufficiency of resources provided by the Independent Accountants, communications and interactions with the Independent Accountants, and assesses the Independent Accountants’ independence, objectivity and professional skepticism. The Company’s Independent Accountants provided the Committee the written disclosures and the letter required by applicable requirements of the PCAOB for independent auditor communications with Audit Committees concerning its independence, and this Committee discussed the results of the evaluation process with the independent auditors, including their independence from the Company.

In addition, this Committee reviewed key initiatives and programs aimed at strengthening the effectiveness of the Company’s internal and disclosure control structure. As part of this process, this Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing staffing levels and steps taken to implement recommended improvements in internal procedures and control.

Based upon the Audit Committee’s discussion with management, the internal auditor, and the Independent Accountants, this Committee’s review of the representations of management, and the report of the Independent Accountants to this Committee, and subject to the limitations on the role and responsibilities of this Committee described above and in the Committee’s charter, this Committee recommended that the Board of Directors approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission as of and for the fiscal year ended January 28, 2017.

MEMBERS OF THE AUDIT COMMITTEE
David F. Walker, Chair John J. Mahoney Andrea M. Weiss

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EXECUTIVE OFFICERS

The following table sets forth certain information regarding the Company’s current executive officers.

			Years
			with the
Executive Officers	Age	Positions	Company
Shelley G. Broader	52	Chief Executive Officer, President, and Director	1
Todd E. Vogensen	48	Executive Vice President - Chief Financial Officer and Assistant Corporate Secretary	7
Diane M. Ellis	59	Brand President - Chico’s	(a)
Donna M. Colaco	58	Brand President - White House Black Market	9
Laurie J. Van Brunt	59	Brand President - Soma	(b)
Kristin L. Oliver	45	Executive Vice President - Chief Human Resources Officer	1
Susan S. Lanigan	54	Executive Vice President - General Counsel	1
Ann E. Joyce	52	Executive Vice President - Chief Information Officer	1
John R. Lund	57	Senior Vice President of Supply Chain Operations	(a)
David M. Oliver	59	Group Vice President - Finance, Controller and Chief Accounting Officer	5
Cynthia S. Murray	59	Brand President - Chico’s	(c)
(a)	Joined the Company in November 2016.
(b)	Left the Company in March 2017.
(c)	Left the Company in September 2016.

Non-Director Executive Officers

Todd E. Vogensen is Executive Vice President - Chief Financial Officer and Assistant Corporate Secretary for the Company. Mr. Vogensen joined the Company in October 2009 as Vice President - Financial Planning and Analysis, followed by the role of Vice President - Investor Relations, before his promotion to Senior Vice President - Finance and subsequently named Executive Vice President - Chief Financial Officer and Assistant Corporate Secretary. Prior to joining the Company, Mr. Vogensen served in executive finance roles at Michaels Stores, Inc., an arts and crafts retail chain, Gap, Inc., a clothing and accessories retailer, and Hewlett Packard Company, an information technology company, as well as Audit Manager and CPA at accounting firm PricewaterhouseCoopers LLP.

Diane M. Ellis is Brand President - Chico’s having joined the Company in November 2016. Prior to joining the Company, Ms. Ellis served as Chief Executive Officer of The Limited Stores, a fashion retailer, since 2013. From 2004 until 2013, Ms. Ellis served as President and Chief Operating Officer of Brooks Brothers Group, Inc., an apparel retailer. Prior to Brooks Brothers, Ms. Ellis was the founding partner of Lighthouse Retail Group, a retail-centric consulting firm, managing director for the Retail Strategy Practice at PricewaterhouseCoopers, and director of merchandise planning, allocation and inventory control at Filene’s department stores. Ms. Ellis also served in merchandising, planning, strategy and store management roles at Joseph Horne’s department stores and at Marshalls, where she launched the petite and swimwear businesses. She is a member of the board of directors of Stage Stores, Inc., which operates specialty department stores.

Donna M. Colaco is Brand President - White House Black Market, having joined the Company in August 2007. Ms. Colaco has over 30 years of experience in women’s specialty apparel. Prior to joining the Company, Ms. Colaco worked for Ann Taylor Corporation, a women’s retail chain, for more than 10 years in numerous capacities including, serving as President of Ann Taylor LOFT. Prior to Ann Taylor, Ms. Colaco worked for the Lerner New York Division of Limited, Inc., a women’s fashion retailer, and Petrie Stores Corporation, a women’s apparel retailer.

Laurie J. Van Brunt, who served as Brand President - Soma, left the Company in March 2017, having joined the Company in May 2010. Ms. Van Brunt has over 30 years of experience in retail. Prior to joining the Company, Ms. Van Brunt spent the previous five years with J.C. Penney Company, a department store retailer, serving as its Marketing Divisional Vice President, Director of Brand Management and most recently as Divisional Vice President-Intimate Apparel. Prior to J.C. Penney, Ms. Van Brunt served as Executive Vice President-General Merchandise Manager for the Lane Bryant Division of Limited Brands, a women’s fashion retailer, General Merchandise Manager for Chadwicks of Boston, a women’s fashion retailer, and Petite Sophisticates Division of Casual Corner/U.S. Shoe, a women’s fashion retailer, and as a merchant for May Company, a company with retail department stores.

Kristin L. Oliver is Executive Vice President - Chief Human Resources Officer, having joined the Company in May 2016.  Previously, she spent 11 years at Wal-Mart Stores, Inc., a multinational retail corporation, serving as its Executive Vice President, Walmart U.S. People, Senior Vice President, Walmart International People, and Vice President and Division General Counsel, Employment.  Before joining Walmart, Kristin was a partner in the Tulsa, Oklahoma law firm of Gable and Gotwals, where she practiced commercial litigation and employment law.

Susan S. Lanigan is Executive Vice President - General Counsel, having been hired by the Company in May 2016. Ms. Lanigan currently serves as Chair of the Tennessee Education Lottery

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Commission and is a director of the board of Kirkland’s, Inc., a specialty retailer of home decor and gifts. Ms. Lanigan joined Dollar General Corporation, the nation’s largest small box retailer of discount consumable basic merchandise, in 2002 as Vice President, General Counsel and Secretary, and in 2005, was promoted to Executive Vice President. She retired from Dollar General in 2013. Prior to joining Dollar General, Ms. Lanigan served as Senior Vice President, General Counsel and Secretary at Zale Corporation, a specialty retailer of fine jewelry. Prior to her time at Zale, Ms. Lanigan held legal positions with Turner Broadcasting, a media conglomerate and division of Time Warner, and the law firm of Troutman Sanders LLP.

Ann E. Joyce is Executive Vice President - Chief Information Officer for the Company, having joined the Company in November 2015. Ms. Joyce has 30 years of information technology experience supporting the apparel industry, including retail, wholesale, licensing, manufacturing, and international environments. Prior to joining the Company, Ms. Joyce served as Senior Vice President and Chief Information Officer at Aeropostale, Inc. for 12 years.  During her tenure, Aeropostale was recognized as a Top Innovator by Apparel Magazine and helped lead the industry into mobile payments. Prior to Aeropostale, Ms. Joyce held various positions including the position of Vice President of Global Applications at Polo Ralph Lauren from 1996 until 2002. Ms. Joyce has also held positions of increasing scope and responsibility at Leslie Faye, and Garan, Inc. since starting her career.

John R. Lund is Senior Vice President, Supply Chain Operations, having joined the Company in November 2016. Most recently, he was the founder and principal at Lund Simon Consulting, specializing in helping organizations to master the complexities of supply chain operations while driving profitable growth. Prior to founding Lund Simon Consulting, Dr. Lund held various leadership roles with increasing responsibility at The Walt Disney Company, including SVP, Integrated Supply Chain Management from 2013 to 2016, and Senior Vice President Disney Parks Supply Chain Management from 2006 to 2013, after having joined Disneyland Paris in 1992 as Manager, Transportation, Telecommunication & General Services. Prior to his career at Disney, Dr. Lund worked at RAND, an internationally renowned nonprofit research center for public policy. During his career at RAND from 1984 to 1992, he advised the US government on national security strategy, political-economic affairs, and military planning. While at RAND, he authored or co-authored numerous books and reports. John holds a doctorate in policy analysis from Pardee RAND Graduate School, an MA in international affairs from Columbia University, and a BA in international relations and economics from St. Joseph’s University.

David M. Oliver is Group Vice President - Finance, Controller and Chief Accounting Officer.  Mr. Oliver joined Chico’s FAS, Inc. in March 2012 as Vice President Controller.  Prior to joining Chico’s FAS, Inc., Mr. Oliver held various finance roles with SUPERVALU Inc., a retail and wholesale grocery chain, including Chief Financial Officer - Supply Chain Services, Vice President, Corporate Controller and Vice President, Investor Relations.  Mr. Oliver also served as an executive finance officer at the Arden Group, Inc. and The Vons Companies, Inc., both food supermarket retailers, as well as Audit Manager and CPA at the accounting firm Arthur Andersen.

Cynthia S. Murray, who served as Brand President - Chico’s, left the Company in September 2016, having joined the Company in February 2009. Ms. Murray has over 30 years of experience in retail. Prior to joining the Company, Ms. Murray spent the previous five years with Stage Stores, Inc., a company that operates retail department stores, most recently serving as its Executive Vice President and Chief Merchandising Officer. Prior to Stage Stores, Ms. Murray worked for Talbot’s, a women’s apparel retailer, and Saks Fifth Avenue / Saks Off 5th, a department store retailer, among other retailers.

None of the executive officers or directors who currently serve or who served in such capacities during fiscal 2016 are related to one another. There are no arrangements or understandings pursuant to which any executive officer was elected to office. Executive officers are elected by and serve at the discretion of the Board of Directors.

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HUMAN RESOURCES, COMPENSATION AND BENEFITS COMMITTEE REPORT

The following report of the Human Resources, Compensation and Benefits Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

The Human Resources, Compensation and Benefits Committee evaluates and establishes compensation for executive officers and oversees the deferred compensation plan, the Company’s management equity compensation plans, and other management incentive, benefit and perquisite programs. Management has the primary responsibility for the disclosure of executive compensation in the Company’s financial statements and reporting process. With this in mind, the Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis found on pages 48-57 of this proxy statement. The Compensation Committee is satisfied that the Compensation Discussion and Analysis fairly and completely represents the philosophy, intent, and actions of the Compensation Committee with regard to executive compensation and recommended to the Board that the Compensation Discussion and Analysis be included in the proxy statement.

MEMBERS OF THE HUMAN RESOURCES, COMPENSATION AND BENEFITS COMMITTEE

John J. Mahoney, Chair

William S. Simon

Stephen E. Watson

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Discussion and Analysis describes the material elements of the Company’s executive compensation program, how it is designed to support the achievement of our key strategic and financial objectives, and the compensation decisions the Compensation Committee made under the program for our Named Executive Officers (“NEOs”) as defined under SEC rules, who for fiscal 2016 were:

Named Executive Officers	Title
Shelley G. Broader	Chief Executive Officer, President, and Director
Todd E. Vogensen	Executive Vice President - Chief Financial Officer and Assistant Corporate Secretary
Donna M. Colaco	Brand President - White House Black Market
Laurie J. Van Brunt(1)	Brand President - Soma
Kristin L. Oliver	Executive Vice President - Chief Human Resources Officer
Cynthia S. Murray(2)	Brand President - Chico’s
(1)	Left the Company in March 2017.
(2)	Left the Company in September 2016.

Executive Summary

Business Highlights

Compensation Highlights

Compensation Elements

Our compensation program is designed to attract and retain talented leaders and reward them for achievement of our key financial and strategic objectives. Our compensation elements seek to balance all aspects of an executive’s responsibilities: base salary for day-to-day responsibilities, cash incentive bonus for shorter-term returns linked to annual Company performance, and equity awards for aligning the executives’ focus with shareholder value and the long-term, future performance of the Company. The following table provides a summary of the direct compensation elements of our executive compensation program, their principal contribution to our compensation objectives, and the key actions and decisions made with respect to each element for fiscal 2016.

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	Compensation Element	Objectives and Key Features	Highlights for Fiscal 2016
FIXED	Base Salary

■  Provides appropriate fixed cash compensation necessary to attract and retain executives

■  Reflects position’s relative value in the marketplace, the executive’s scope and breadth of responsibility and individual contribution

■  In fiscal 2016, base salaries of our NEOs remained unchanged from fiscal 2015 levels, except for Mr. Vogensen, whose salary was increased by $75,000 in order to more closely align his overall compensation with our peer group and the competitive market

■  Base salaries for the NEOs hired in 2016 were set at levels intended to be competitive with similarly-situated executives within our peer group and the competitive market.

AT RISK	Annual Cash Incentive

■  Provides incentive for short-term performance across multiple metrics

■  Focuses executives on achieving specific annual financial and operating results aligned with our business strategies

■  Uses performance measures we believe are key drivers of shareholder value

■  Earned awards for fiscal 2016 were tied to pre-established goals for:

–  Total company sales, operating income, and EPS for shared services executives, including our CEO, CFO, and Chief Human Resources Officer.

–  Brand sales, brand contribution, and total company EPS for brand-level executives, including our Brand Presidents

■  Bonuses may be earned from 25% to 175% based on our performance against pre-established goals. Based on the Company and each Brand’s performance versus the goals for fiscal 2016, bonuses (excluding the CEO) were earned at 61%-78% of target for each of the named executive officers

–  Per her employment agreement, Ms. Broader was entitled to a minimum guaranteed bonus at target for her first 12 months of service. A portion was received in 2015, and the remaining $1,375,000 was received in fiscal 2016. Ms. Broader also received an additional bonus of $100,000 for fiscal 2016 in recognition of her successful management of unanticipated strategic challenges in fiscal year 2016.

–  Earned bonuses for executives hired or terminated during 2016 were pro-rated based on the portion of the fiscal year they were employed with us.

Long-Term Equity Incentives

■  Provides incentive for long-term performance through variable metrics

■  Links compensation earned to the creation of long-term shareholder value

■  Aligns interests of management with those of shareholders

■  Supports retention of key talent

■  In fiscal 2016, annual equity awards to the NEOs consisted of approximately a 50/50 mix of time-based restricted stock and performance share units (“PSUs”)

–  Restricted stock vests in three equal annual installments, subject to continued employment

–  PSUs may be earned from 50% to 150% of a target number of units based on our performance against pre-established RONA goals for fiscal 2016. Our actual fiscal 2016 RONA performance resulted in 112% of the target PSUs being earned. One-third of these earned PSUs vested once the performance results were certified, and the remaining two-thirds will vest in two equal installments on each anniversary of the grant date, subject to the executive’s continued employment

–  Because Ms. Oliver joined the Company in May 2016, she did not receive the annual grant that other NEOs received. Instead, per her employment agreement, Ms. Oliver received a sign-on restricted stock grant targeted at $400,000 in value to initiate the alignment of interests with shareholders.

Target Pay Mix

There is no pre-established policy or target for the allocation between either cash and non-cash incentive compensation or short-term and long-term incentive compensation. The Compensation Committee believes, however, that a substantial portion of the annual and long-term compensation for our NEOs should be “at-risk.” We define at-risk compensation to include target bonus opportunities under our Cash Bonus Incentive Plan and the targeted grant-date fair value of annual equity awards. Our total direct compensation mix is designed to provide more upside potential and downside risk for the NEOs because they have greater influence on and more accountability for our performance as a whole.

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The following chart describes the percent of pay at-risk for our NEOs, based on annualized salary, in fiscal 2016:

NEO	% 2016 Pay At-Risk
Shelley G. Broader(1)	88%
Todd E. Vogensen	70%
Donna M. Colaco	67%
Laurie J. Van Brunt	68%
Kristin L. Oliver	58%
Cynthia S. Murray	67%

(1)	Ms. Broader was entitled to a minimum guaranteed bonus at target for her first 12 months of service. A portion was received in 2015, and the remaining $1,375,000 was received in fiscal 2016.

Compensation Risk Mitigation and Governance Highlights

In addition to the items discussed in the table summarizing our direct compensation elements of executive compensation (page 49), we also maintain various compensation policies that align our program with recognized corporate governance best practices:

What We Do	What We Don’t Do
Align Pay to Performance: Our compensation program for NEOs emphasizes variable pay over fixed pay to ensure a linkage to the Company’s short and long-term financial performance.	Offer Significant Perquisites: We do not provide significant perquisites or personal benefits to NEOs.
Retain Meaningful Stock Ownership Requirements: We require senior executives and non-employee directors to maintain Company stock ownership levels to align interests with those of our shareholders.	Offer Supplemental Executive Retirement Plans: As part of our emphasis on performance-based compensation plans, we do not provide supplemental executive retirement plans or other retirement benefits to the NEOs, other than the tax-qualified 401(k) defined contribution plan available to all employees and a deferred compensation plan to highly compensated employees.
Provide Formal Clawback Policy: We have a compensation clawback policy for adjustment, cancellation or recovery of incentive-based awards or payments to our Section 16 filers in the event of a financial restatement to ensure that incentive- based compensation is based on accurate financial data.	Permit Hedging or Pledging: NEOs and directors are not permitted to hedge their economic exposures to the Company stock and are also prohibited from trading our stock on margin and pledging our stock as collateral for a loan.
Mitigate Undue Risk: We conduct an annual risk assessment of all of our compensation policies and practices. After reviewing the 2016 compensation risk assessment, the Compensation Committee determined that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on our Company.	Provide Excise Tax Gross-Ups: We do not provide excise tax gross-ups on change-in-control severance payments.

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Response to our Annual Say-on-Pay Vote

At our 2016 Annual Meeting of Shareholders, we conducted our annual say-on-pay vote where we asked our shareholders to vote to approve, on an advisory basis, the fiscal 2015 compensation paid to our NEOs. Our shareholders approved NEO compensation, with approximately 78% of votes cast in favor of our say-on-pay resolution. In 2016, we met with shareholders representing approximately 60% of our outstanding shares of common stock to gather feedback on our executive compensation program and areas for potential improvement. Those conversations confirmed the appropriateness of most aspects of our executive compensation programs and policies. However, we began to implement certain changes, as summarized below:

■	We adjusted our target pay for executive compensation to the median of our competitive peer group for 2017.

■	We are exploring the implementation of a three-year performance measurement period for PSUs and have begun the transition in 2017.

We are committed to an open dialog with shareholders and will continue to seek and consider shareholder feedback in the future.

Compensation Philosophy and Objectives

The goal of our executive compensation program is the same as our goal for the Company — to increase shareholder value over the long-term. To this end, we have designed and implemented a compensation program intended to attract, motivate, and retain highly skilled executive officers and reward them for results that increase shareholder value through sustained, profitable financial performance and outstanding leadership that reflects our values and unique culture.

The Company structures our executive compensation programs and decisions on the same basic objectives that guide us in establishing all of our compensation programs:

■	Attract and Retain Talented Executives. Compensation should reflect the value of the particular job in the marketplace and should be at the levels necessary to attract and retain the high-caliber talent required to lead our Company. We believe these levels are generally the market median of similarly-situated companies.

■	Pay for Performance. Compensation should reward performance that achieves our strategic and financial objectives and enhances shareholder value.

–	Our compensation programs are structured so that if performance exceeds target levels, a NEO’s total compensation may similarly exceed target levels. Likewise, where performance falls short of established goals, the programs will deliver lower levels of compensation.

–	Performance-based programs should enable employees to easily understand how their efforts can affect their pay, both directly through individual performance and indirectly through contributing to the Company’s achievement of its overall strategic, financial, and operational goals.

■	Long-Term Focus and Alignment with Shareholders. Employees at higher levels should have an increasing portion of their compensation in the form of equity-based incentives, where the ultimate earned value is tied to long-term shareholder value creation.

Compensation Decision-Making Process

The decisions the Compensation Committee makes on NEO compensation are performance-based and market driven. In making compensation decisions, the Compensation Committee reviews all compensation components for the NEOs and compares each element of compensation against a peer group of publicly traded retailers. In setting the various elements of NEO compensation, the Compensation Committee believes that a substantial portion of an individual NEO’s compensation should be “at-risk,” which we define as the target bonus opportunity under our Cash Bonus Incentive Plan and the targeted grant-date fair value of equity awards. Thus the Compensation Committee, with the advice of its independent compensation consultant and with the desire to have a significant portion of the NEO compensation at risk, establishes an overall compensation opportunity for each NEO designed to deliver a specific, market-competitive value when our target goals are achieved.

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Role of the Compensation Committee and the Executive Officers

The Compensation Committee, in consultation with its independent compensation consultant, reviews, evaluates, and determines the various components of compensation for the CEO, including establishing base salary, the terms under which cash incentive bonuses may be earned, and the grant value of and terms under which her stock-based compensation awards may be earned. The Chief Human Resources Officer (“CHRO”) may assist the Compensation Committee with gathering relevant data, but does not participate in recommending or setting the CEO’s compensation.

The Compensation Committee also determines the amount and terms of the cash-based and stock-based compensation awards for the other NEOs, taking into account recommendations on individual compensation levels and performance evaluation input from the CEO and CHRO. No other NEO had an active role in the evaluation, design, or administration of the 2016 executive officer compensation program. Each NEO, however, provides input on individual compensation levels for their respective direct reports.

Role of Independent Compensation Consultants

In 2016, the Compensation Committee engaged FW Cook, a nationally recognized compensation consulting firm, as its independent compensation consultant. The Compensation Committee considered whether FW Cook was independent from management utilizing, among other things, the independence factors required by the Securities and Exchange Commission and incorporated into New York Stock Exchange Listing Standards. Based on this review, the Compensation Committee determined that FW Cook was independent from Company management and, further, that FW Cook’s work did not create any conflicts of interest under Rule 10C-1(b)(4)(i)-(vi) of the Exchange Act.

FW Cook’s work for the Compensation Committee included gathering and analyzing data, performing market assessments, and preparing reports and recommendations. A representative from FW Cook attended Compensation Committee meetings, when requested by the Compensation Committee, and the Compensation Committee Chair interacted with the consultant between meetings to define the nature of work to be conducted, to review materials to be presented at Compensation Committee meetings, and to obtain the consultant’s opinion and perspective on proposals prepared by management.

The Compensation Committee considered the input from FW Cook in making NEO compensation decisions. The Compensation Committee also considered information and analyses received from management as well as its own judgment and experience.

Setting Executive Compensation — Comparative Data

FW Cook provided the Compensation Committee with relevant market and comparative data and strategic alternatives to consider when making compensation decisions and recommendations for our NEOs. The Compensation Committee and FW Cook also utilized benchmark data from Korn Ferry|Hay Group, another compensation consulting firm, to provide data for positions below the NEO level and to supplement the comparative data FW Cook provided to the Compensation Committee.

In making compensation decisions, the Compensation Committee reviewed all compensation components for the NEOs taking into account tally sheets showing each individual component as well as overall compensation for each NEO. The Compensation Committee also compared each element of total compensation against a peer group of publicly traded retailers (the “Compensation Peer Group”), which is reviewed and updated each fall. The Compensation Peer Group generally consists of U.S.-based, publicly traded retailers in the Apparel Retail and Apparel, Accessories and Luxury Goods GICS Industry Codes of generally similar size and scope to us, and with which we generally compete for talent and shareholder investment.

In November 2015, FW Cook conducted a review of the current Compensation Peer Group to ensure the companies were appropriate comparators. Based on this review, the following companies were selected for inclusion in the Compensation Peer Group used to inform decisions about fiscal 2016 compensation opportunities:

Abercrombie & Fitch Co.	Foot Locker, Inc.
American Eagle Outfitters, Inc.	The Gap, Inc.
Ascena Retail Group, Inc.	Genesco, Inc.
The Buckle, Inc.	Guess, Inc.
Caleres, Inc.	Kate Spade & Company
The Children’s Place, Inc.	L Brands, Inc.
Coach, Inc.	Lululemon Athletica, Inc.
DSW, Inc.	Michael Kors Holdings Ltd.
Express, Inc.	Urban Outfitters, Inc.
Finish Line, Inc.

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In November 2016, FW Cook again conducted a review of the Compensation Peer Group to ensure the companies remained appropriate to inform decisions about fiscal 2017 pay opportunities. Some changes were made including: Ann, Inc. was acquired by Ascena Retail Group and was therefore dropped from the Compensation Peer Group. In addition Aeropostale was dropped and Kate Spade & Company, Lululemon Athetica, Inc. and Michael Kors Holdings Ltd. were added.

Components of Executive Compensation

The principal components of our executive compensation program are: base salary, annual cash incentives, long-term incentive stock-based compensation, and employee benefit plans.

Base Salaries

Base salaries provide appropriate fixed cash compensation necessary to attract and retain executive talent. Base salaries are intended to be competitive, which we define as the median of the Compensation Peer Group or other relevant data source for the executive’s position. The Compensation Committee reviews the base salaries of our NEOs on an annual basis as well as at the time of any promotion or other material change in responsibilities. In addition to external market data on base salaries, our Compensation Committee also considers the following when setting base salaries: (a) the individual executive’s overall performance and contribution to the Company’s performance, (b) overall Company-wide performance, and (c) the individual’s base salary relative to other executive officers. In fiscal 2016, Mr. Vogensen received an increase in base salary of $75,000 in order to more closely align his salary with chief financial officers among Compensation Peer Group companies. None of the other NEOs received a base salary increase.

	2015 Salary(1)	2016 Salary(2)
Executive	($)	($)	% Increase
Shelley G. Broader	1,100,000	1,100,000	—%
Todd E. Vogensen	475,000	550,000	15.8%
Donna M. Colaco	725,000	725,000	—%
Laurie J. Van Brunt	525,000	525,000	—%
Kristin L. Oliver	n/a(3)	500,000	n/a
Cynthia S. Murray	725,000	725,000	—%
(1)	Represents annualized salary as of fiscal year end
(2)	Represents most recent annualized salary
(3)	Ms. Oliver joined the Company May 15, 2016

Annual Cash Incentives

The annual cash incentive or bonus component of total compensation is intended to provide incentives to achieve the Company’s annual financial and strategic goals and to encourage teamwork in meeting objectives and overcoming challenges. In fiscal 2016, bonuses for NEOs were determined pursuant to our Cash Bonus Incentive Plan (the “Bonus Plan”), which the shareholders approved at our 2010 Annual Meeting and then re-approved at our 2015 Annual Meeting.

We generally target total cash compensation (base salary plus cash incentive bonus), when target performance goals are achieved, at or near the market median. Variations to this target positioning may occur as dictated by performance, the experience level of the individual and by other market factors. This target competitive positioning takes into account our expectations and desires that, over the long-term, we will be able to generate shareholder returns at or above the median of our peer group.

Each executive has a target bonus expressed as a percentage of base salary. Actual bonuses earned for 2016 could be zero or could range from 25% to 175% of this target, based on performance against the measures and goals determined by the Compensation Committee. For corporate NEOs, these measures were total company sales, operating income and EPS. Brand Presidents were also subject to the EPS measure, in addition to brand-level sales and brand-level contribution. These metrics were chosen because the Compensation Committee believes that they are the most direct drivers of long-term shareholder value.

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The following table outlines the weightings of each performance measure and payouts in fiscal 2016 for each NEO:

	Performance Measures, Weights, and Payout
	Total	Company				Target	Actual
	Company	Operating	Company		Brand	Payout	Payout
Executive	Sales	Income(2)	EPS(3)	Brand Sales	Contribution(4)	(% of Salary)	(% of Salary)
Shelley G. Broader(1)	30%	30%	40%	—	—	150%	134%
Todd E. Vogensen	30%	40%	30%	—	—	70%	55%
Donna M. Colaco	—	—	30%	35%	35%	80%	54%
Laurie J. Van Brunt	—	—	30%	35%	35%	75%	46%
Kristin L. Oliver	30%	40%	30%	—	—	60%	49%
Cynthia S. Murray	—	—	30%	35%	35%	80%	48%
(1)	Ms. Broader, who joined the Company in December 2015, was entitled to a minimum guaranteed bonus for her first 12 months of service. A portion was received in fiscal 2015. The remainder of $1,375,000 was received in fiscal 2016. Ms. Broader also received an additional bonus of $100,000 for fiscal 2016 in recognition of her successful management of unanticipated strategic challenges in fiscal year 2016.
(2)	Operating Income means total sales revenue minus cost of goods sold minus all selling, general, and administrative expenses.
(3)	EPS means earnings per share, as calculated on a Non-GAAP basis in fiscal 2016, which excludes certain charges and operating results related to restructuring and other charges.
(4)	Brand Contribution is defined as gross margin less direct and supervisory expenses directly attributable to the applicable brand based on plan.

The bonus measures, targeted financial performance, targeted payout, and actual payouts for fiscal 2016 are set forth below.

			Payout
Performance Measure	Target	Actual	(% of Target)
		(dollars in millions except for EPS data)
Total Company Sales	$2,604.9	$2,476.0	—%
Company Operating Income	$169.0	$171.8	104.9%
Company EPS(1)	$0.76	$0.81	120.0%
Brand Sales - Chico’s	$1,341.0	$1,270.0	—%
Brand Sales - WHBM	$874.1	$834.6	—%
Brand Sales - Soma	$365.3	$343.6	—%
Brand Contribution - Chico’s	0.9% increase	3.0% decrease	80.8%
	over last year	over last year
Brand Contribution - WHBM	8.5% increase	4.9% increase	88.6%
	over last year	over last year
Brand Contribution - Soma	43.8% increase	29.4% increase	70.9%
	over last year	over last year
(1)	Actual EPS excludes the impact of restructuring and strategic charges, net of tax, and the tax benefit related to the disposition of Boston Proper.

The Compensation Committee believed the approved target metrics to be challenging, but achievable, and dependent on the successful execution of the Company’s strategic business plans, assuming general business conditions that are reasonable. Numerous factors, however, could cause the Company’s actual results to vary from expected results. It is not possible for the Compensation Committee to reliably calculate the likelihood of any NEO achieving threshold, target, or maximum bonus levels. Historically, NEOs have received bonus payouts ranging from no bonus to near target bonus to maximum bonus based on our actual performance. Therefore, the Company seeks to establish goals that will incent NEOs to achieve the Company’s objectives. Payouts in any year above the target level indicate significant accomplishment with performance above expectations.

Long-Term Incentive Stock-Based Compensation

We provide long-term incentives in the form of stock-based compensation, to align the interests of management with those of our shareholders, and to motivate and reward key employees for long-term performance and shareholder value creation. Multi-year vesting of equity compensation provides a strong retention mechanism for key talent, which is critical to our long-term success.

The Compensation Committee has established general guidelines for the value of the long-term incentive compensation to be granted to each NEO based upon relevant market and comparative data provided by FW Cook and the NEO’s position within the Company. In determining the size of the individual stock-based awards, the Compensation Committee also considers the amount of stock-based awards outstanding and previously granted, the amount of stock-based awards remaining available for grant under the 2012 Omnibus Plan, the aggregate amount of current awards, and the amount of awards believed necessary to attract and retain key talent.

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Our annual long-term equity incentives granted in fiscal 2016 consisted of an approximately equal weighting of grant value in restricted stock and performance share units, each of which are described in more detail below:

Restricted Stock	Restricted stock and awards of restricted stock units encourage executives not only to create shareholder value, but also to preserve value. In other words, restricted stock has both upside potential and downside risk. The Compensation Committee grants restricted stock to further align the interests of management and shareholders and to facilitate the retention of key talent.

Approximately 50% of target long-term incentive grant value in fiscal 2016 for Ms. Broader, Mr. Vogensen, Ms. Colaco, Ms. Van Brunt and Ms. Murray was granted in the form of restricted stock. These share awards vest in equal annual installments over a three-year period from the date of grant. Restricted stock awards are considered participating securities, and recipients have the right to receive dividends on the awards during the vesting period.

The Compensation Committee also granted one-time “sign-on” compensation in the form of restricted stock to Ms. Oliver, who did not receive the normal annual grant because she was hired in May 2016. This grant was intended to attract Ms. Oliver to the Company and to align interests between Ms. Oliver and shareholders. This sign on grant vests over a three-year period.
Performance Share Units (“PSUs”)	PSUs tie equity compensation earned to the achievement of corporate performance objectives. PSUs are earned based on financial achievements, as well as continued service. That is, assuming the eligible employees remain employed through the relevant vesting dates, they will only earn the performance shares if the Company achieves the designated performance goal. Because the performance goal requires improved overall financial performance over time, PSUs align our executives’ interests with our shareholders’ interest.

Approximately 50% of target long-term incentive grant value in fiscal 2016 for Ms. Broader, Mr. Vogensen, Ms. Colaco, Ms. Van Brunt and Ms. Murray was in the form of PSUs. Ms. Oliver, who was hired after the annual PSU grant, did not receive PSUs in 2016. From 50% to 150% of the targeted number of PSUs could have been earned, based on the Company’s fiscal 2016 return on net assets (“RONA”) with challenging goals pre-established by the Compensation Committee. RONA is defined as (a) net income divided by (b) net working capital less cash and marketable securities plus fixed assets. We exclude from the RONA calculation significant one-time items that were not anticipated at the time the RONA goal was established. The Compensation Committee specifically selected RONA as the sole metric for the PSUs because it not only measures profitability, but also the efficient use of our assets.

Actual RONA achieved in fiscal 2016 was 19.5%, versus a target of 18.4%, resulting in 112% of target PSUs being earned. One-third of the earned PSUs vested upon the Compensation Committee’s certification of the RONA achieved, and the other two-thirds will vest in two equal installments on the second and third anniversaries of the grant date.

Granting of Equity Awards

The Company has adopted a Policy on Granting Equity Awards. The complete Policy is available under “Governance Documents & Charters” at www.chicosfas.com. This Policy is designed to provide some measure of assurance that equity grant awards are not being manipulated to result in a price that is unreasonably favorable to the recipients of the grants. Since fiscal 2007, the annual equity grant date for all officers has been on or shortly after the date on which the trading window period first opens following the public release of year-end earnings. This grant date is generally in late February or early March and is established by us well in advance. Because the Compensation Committee does not generally meet on this date, the Compensation Committee authorizes the grant values at its meeting immediately preceding the grant date specifying an effective prospective grant date consistent with this policy. The exercise price for stock options is generally the closing price on the specified grant date, but in no event less than the closing price on the grant date. The Company has not granted any stock options since 2011.

The Company may also make promotional, new hire, and out-of-cycle equity awards to executives, as deemed appropriate. The grant date for such awards is generally the first business day of the month following the date of promotion or hire.

Retirement and Welfare Benefits

401(k) Plan

As a means for all eligible employees at all levels of the Company to accumulate retirement savings, we maintain a 401(k) Plan, as amended and restated January 1, 2015. Under the 401(k) feature of the plan, eligible employees can elect to defer up to 100% of their respective compensation, subject to statutory limitations, and have it contributed to the plan. The Company has elected to match employee contributions at 50% on the first 6% of the employees’ compensation that is contributed (limited to 3.5% for NEOs) and in the future, may elect to make additional contributions at its discretion.

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Employee Stock Purchase Plan

We also maintain an employee stock purchase plan to provide eligible employees at all levels an opportunity to become shareholders of the Company. Eligible employees may purchase shares of our stock semi-annually during specified offering periods at a 15% discount to the value of the stock. Executive officers are eligible to participate in this stock purchase plan.

Health and Welfare Benefits

Our executive officers are also eligible to participate in the medical and dental coverage, life and disability insurance, paid time off, and other programs that are generally available to all of our full time employees.

Other Benefits

We do not provide significant perquisites or personal benefits to NEOs. We provide competitive relocation benefits to newly hired officers, in keeping with industry practices. We offer to pay for an annual physical examination and provide supplemental disability income insurance for all officers, including all NEOs. The costs of the annual physical and supplemental disability income insurance are immaterial. The annual physical helps to mitigate the risk of losing the services of a member of senior management due to otherwise undetected health issues. The Company believes that the financial security provided to executives through the supplemental disability income insurance is a good investment because it provides a useful tool in the retention of top talent. We value perquisites at their incremental cost to us in accordance with SEC regulations. These amounts, if applicable, are reflected in the Summary Compensation Table below under the column entitled “All Other Compensation” and the related footnotes.

Deferred Compensation Plan

The Company has adopted two nonqualified plans that permit executive officers to defer current compensation, on a tax-deferred basis, for long-term or retirement savings, one of which relates to deferrals made through December 31, 2004 and related earnings and the other of which relates to deferrals since January 1, 2005 and related earnings. Pursuant to the deferred compensation plans, participants are allowed to defer a portion of their eligible compensation. Under each plan, a book account is then maintained for each such executive officer in which there is an accounting of the amount of compensation deferred and deemed earnings on those amounts based upon the participant’s selection of various available investment options. The Company has not made any matching funds or other contribution to any participant’s account.

In accordance with the terms of each of the plans, the deferral is placed in a “rabbi” trust. This trust arrangement offers a degree of assurance for ultimate payment of benefits without causing constructive receipt of the deferral or earnings thereon for income tax purposes. The assets in the trust remain subject to the claims of our creditors and are not the property of the executive officer unless there is a retirement, termination of employment, or a previously elected in-service distribution.

Section 409A of the Internal Revenue Code (the “Code”) imposes restrictions on the funding of, distributions made under, and elections to participate in, nonqualified deferred compensation arrangements. Although we believe that we are operating in compliance with the statutory provisions relating to Section 409A that are currently effective and have made appropriate modifications to the applicable plan, the statute and its regulations are complex and subject to further interpretation. Thus, it is possible that we will have to make additional adjustments to our nonqualified deferred compensation arrangements to comply with the applicable rules as further interpretations are issued.

Severance and Change in Control Benefits

The Company offers competitive severance benefits to all NEOs in order to attract and retain highly skilled management talent. Many other retailers offer comparable severance benefits. As a result, the Company has adopted an Officer Severance Plan, which provides severance benefits upon certain terminations of employment. The plan is on file with the SEC, as required, and the material terms are summarized on pages 63-64 of this Proxy Statement.

None of these severance benefits provide for tax gross-ups.

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Compensation Governance Policies

Share Ownership Guidelines

The Company has adopted stock ownership guidelines for all NEOs and directors. Compliance with the ownership guidelines is reviewed by the Compensation Committee annually, typically each June. The guidelines were most recently revised, effective April 2016, to (a) increase the ownership requirement for the CEO and non-employee directors and (b) to increase the retention guideline for all covered officers and directors to 50% of net-after-tax shares until the ownership requirement is met. The following table summarizes our current ownership guidelines for executives and non-employee directors:

Position	Ownership Guidelines
Chief Executive Officer	5x Base Salary
Brand Presidents	2x Base Salary
Executive Vice Presidents	1.5x Base Salary
Non-Employee Directors	5x Annual Cash Retainer

Until each officer or non-employee director achieves the applicable ownership level, he or she must retain and hold on a net-after-tax basis at least 50% of the shares obtained as a result of a stock option exercise or the vesting of restricted shares. Shares counted toward the ownership guidelines include shares owned outright as well as shares otherwise beneficially owned by such officer or director (as beneficial ownership is defined by the SEC’s rules and regulations). Unvested restricted and performance shares and unvested options awarded under our stock incentive plan are not counted.

Hedging and Pledging Prohibition

Officers and directors are not permitted to hedge their economic exposures to the Company stock that they own and are not permitted to trade our stock on margin. NEOs, Board members and other “insiders” are prohibited from pledging their shares of the Company’s stock.

Clawback Policy

The Company has a “clawback” policy that applies to our Section 16 officers. Under this policy, in the event the Company is required to prepare an accounting restatement, after the adoption of the policy, due to material noncompliance of the Company with any then-applicable financial reporting requirement under the securities laws, the Company may seek recovery of any overpayment of cash and equity incentive-based compensation that was granted after adoption of this policy, and that was based on the financial statements prepared during the three completed fiscal years prior to any such restatement.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code prohibits publicly held companies from deducting certain compensation to any person who serves as the CEO or who is one of the three other most highly compensated executive officers (other than the CFO) in excess of $1,000,000 during the tax year. However, Section 162(m) provides that, to the extent that compensation is based on the attainment of performance goals set by the Compensation Committee pursuant to plans approved by our shareholders, the compensation is exempt from the deductibility limitations. Our Compensation Committee administered the bonus awards under the Bonus Plan in an effort to have the payouts qualify for the “performance-based” exemption from the $1,000,000 limit.

Compensation realized from stock options granted under the 2012 Omnibus Plan is believed to qualify for the performance-based exemption under Section 162(m), and is, therefore, treated as fully deductible. In addition, the Compensation Committee has administered the performance share awards in an effort to also qualify for the performance-based exemption; therefore, compensation realized from performance shares has been treated as fully deductible. Compensation realized from time-based vesting restricted stock grants, however, does not qualify for such an exemption. Thus, to the extent taxable compensation from restricted stock earnings in combination with salaries and certain other compensation elements for any NEO exceeds $1,000,000, such compensation will not be deductible.

The Company is permitted and reserves the right to pay other amounts that are not tax deductible to meet the design goals of our executive compensation program, including, for example, the sign-on-bonus, sign-on-grant, and guaranteed bonus for Ms. Broader discussed above. In any event, because of the uncertainties associated with the application and interpretation of Section 162(m) and the regulations issued thereunder, there can be no assurance that compensation intended to satisfy the requirements for deductibility under Section 162(m) will in fact be deductible.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table includes information concerning compensation for fiscal years 2016, 2015 and 2014 in reference to the NEOs, which consists of each person who served as the Company’s principal executive officer during fiscal 2016, the Company’s principal financial officer, and the three most highly compensated executive officers of the Company other than the principal executive officers and the principal financial officer. A description of the material terms of the employment agreements for each of the NEOs, including a description of potential post-employment payments, appears below under the headings “Employment Agreements for Named Executive Officers” and “Payments Upon Termination or Change in Control for Named Executive Officers”.

Name and Principal Position	Fiscal Year Ended	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3)(4)(5) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation(6) ($)	Change in Nonqualified Deferred Compensation Earnings ($)	All Other Compensation(7) ($)	Total ($)
Shelley G. Broader,	1/28/2017	1,100,000	1,475,000	6,500,147	—	—	—	388,604	9,463,751
Chief Executive Officer
and President	1/30/2016	190,385	275,000	3,000,115	—	—	—	13,605	3,479,105
Todd E. Vogensen,	1/28/2017	503,846	—	800,188	—	276,565	—	6,133	1,586,732
Executive Vice President -	1/30/2016	470,673	—	800,297	—	137,732	—	9,041	1,417,743
Chief Financial Officer
and Asst. Corporate
Secretary	1/31/2015	373,750	—	288,253	—	—	—	7,178	669,181
Donna M. Colaco,	1/28/2017	725,000	—	900,086	—	388,658	—	10,571	2,024,315
Brand President -	1/30/2016	725,000	—	1,800,030	—	107,313	—	10,582	2,642,925
White House
Black Market	1/31/2015	725,000	—	1,360,094	—	—	—	17,042	2,102,136
Laurie J. Van Brunt,	1/28/2017	525,000	—	700,040	—	239,496	—	31,401	1,495,937
Brand President - Soma	1/30/2016	525,000	—	1,200,263	—	126,602	—	22,791	1,874,656
	1/31/2015	525,000	—	884,276	—	—	—	11,049	1,420,325
Kristin L. Oliver,	1/28/2017	336,538	—	400,070	—	166,434	—	115,823	1,018,865
Executive Vice
President - Chief Human
Resources Officer
Cynthia S. Murray,	1/28/2017	485,192	—	900,086	—	234,496	—	242,010	1,861,784
Brand President - Chico’s	1/30/2016	725,000	—	1,800,030	—	107,313	—	15,939	2,648,282
	1/31/2015	725,000	—	1,360,094	—	—	—	13,604	2,098,698

(1)	In fiscal 2016, Ms. Broader, Mr. Vogensen, Ms. Colaco Ms. Van Brunt and Ms. Murray contributed a portion of his or her compensation to the Company’s 401(k) savings plan.
(2)	The amounts in this column consist of Ms. Broader’s minimum guaranteed bonus for her first 12 months of service. A portion was received in fiscal 2015. The remainder of $1,375,000 was received in fiscal 2016. Ms. Broader also received an additional bonus of $100,000 for fiscal 2016 in recognition of her successful management of unanticipated strategic challenges in fiscal 2016.
(3)	The amounts included in the “Stock Awards” column for fiscal years 2016, 2015 and 2014 represent the aggregate grant date fair value of restricted stock, and performance share units granted in each year presented in the table (excluding any estimated amount for forfeitures related to service-based vesting conditions) in accordance with authoritative guidance, and does not correspond to the Company’s accounting expense for these awards. For a discussion of the valuation of stock awards, see Note 13 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 (fiscal 2016). See the Grants of Plan Based Awards Table for information on restricted stock granted in fiscal 2016. The amounts included in the “Stock Awards” column includes the grant date fair value of PSUs and does not reflect the extent to which the PSUs have been earned. Fiscal 2016 PSUs were at 112% of target, fiscal 2015 PSUs were earned at 77% of target and fiscal 2014 PSUs were not earned and were canceled in full because the RONA threshold was not met.
(4)	The amounts included in the “Stock Awards” column for fiscal years 2016, 2015 and 2014 for performance shares and performance share units assume achievement at target. The maximum payout achievable was 150% of target for all fiscal years presented.
(5)	The actual amounts that the NEOs will be able to realize from these equity awards will depend on a number of factors including the Company’s actual operating performance, stock price, the vesting terms of the award and the applicable NEO’s continued employment. The disclosure rules require inclusion of the target grant date fair value of performance share units even though the 2015 awards were not fully earned and the 2014 awards were not earned and were canceled in full.
(6)	The amounts in this column consist of annual incentive bonus payments earned by each of the NEOs based on company performance in fiscal 2016, fiscal 2015 and fiscal 2014. See “Compensation Discussion and Analysis–Annual Cash Incentive Bonuses.” Amounts earned with respect to the respective fiscal year are accrued as expenses in such fiscal year, even though a portion of such bonuses were computed and paid following the end of the respective fiscal year.
(7)	The amounts in this column consist of the Company’s matching contributions to its 401(k) savings plan on behalf of the NEOs, group term life and disability insurance premiums paid by the Company on behalf of the NEOs, supplemental executive disability premiums paid by the Company on behalf of the NEOs, expenses related to the Company’s executive wellness program, relocation expenses during the fiscal year, if applicable, and termination expenses during the fiscal year, if applicable. In fiscal 2016 “All Other Compensation” included executive wellness program costs of $22,769 for Ms. Van Brunt and relocation costs of $378,753 for Ms. Broader and $109,950 for Ms. Oliver.

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Fiscal Year Grants of Plan Based Awards

The following table sets forth certain information with respect to the equity and non-equity incentive awards granted during or for the fiscal year ended January 28, 2017 (fiscal 2016) to each of our NEOs.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock	Grant
Name	Grant Date	Compensation Committee Action Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Awards: Number of Shares of Stock or Units(3) (#)	Date Fair Value of Stock Awards(4) ($)
Shelley G.	N/A	N/A	412,500	1,650,000	2,887,500
Broader	March 1, 2016	February 22, 2016				129,485	258,970	388,455		3,250,074
	March 1, 2016	February 22, 2016							258,970	3,250,074
Todd E.	N/A	N/A	88,173	352,692	617,211
Vogensen	March 1, 2016	February 22, 2016				15,940	31,880	47,820		400,094
	March 1, 2016	February 22, 2016							31,880	400,094
Donna M.	N/A	N/A	145,000	580,000	1,015,000
Colaco	March 1, 2016	February 22, 2016				17,930	35,860	53,790		450,043
	March 1, 2016	February 22, 2016							35,860	450,043
Laurie J.	N/A	N/A	98,438	393,750	689,063
Van Brunt	March 1, 2016	February 22, 2016				13,945	27,890	41,835		350,020
	March 1, 2016	February 22, 2016							27,890	350,020
Kristin L.	N/A	N/A	50,481	201,923	353,365
Oliver	June 1, 2016	May 19, 2016							36,370	400,070
Cynthia S.	N/A	N/A	145,000	580,000	1,015,000
Murray	March 1, 2016	February 22, 2016				17,930	35,860	53,790		450,043
	March 1, 2016	February 22, 2016							35,860	450,043

(1)	These columns show the range of aggregate payouts targeted for fiscal 2016 performance under the Chico’s FAS, Inc. Cash Bonus Incentive Plan as described in the section titled “Annual Cash Incentive Bonuses” in the Compensation Discussion and Analysis. The Threshold amount represents the aggregate amount that would have been payable to the executive officer if the Company had achieved just the minimum performance level for each of the performance measures applicable to the particular executive officer for the fiscal year. The Target amount represents the amount that would have been payable to the executive officer if the Company had achieved the targeted performance level for each of the performance measures applicable to the particular executive officer for the fiscal year. The Maximum amount represents the amount that would have been payable to the executive officer if the Company had achieved the maximum performance level for each of the performance measures applicable to the particular executive officer for the fiscal year. Pursuant to the Cash Bonus Incentive Plan, performance for fiscal 2016 was below the target level for each NEO’s respective performance measures as more particularly described in the section titled “Annual Cash Incentive Bonuses” in the Compensation Discussion and Analysis. As a result, bonuses were paid at less than the target for fiscal 2016 performance for these NEOs, as shown in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” Ms. Broader’s fiscal 2016 bonus consists of a minimum guaranteed bonus for her first 12 months of service. A portion was received in fiscal 2015. The remainder of $1,375,000 was received in fiscal 2016. Ms. Broader also received an additional bonus of $100,000 for fiscal 2016 in recognition of her successful management of unanticipated strategic challenges in fiscal 2016.
(2)	These columns include performance-based awards granted in fiscal 2016 under the 2012 Omnibus Plan. For Ms. Broader, Mr. Vogensen, Ms. Colaco, Ms. Van Brunt and Ms. Murray, these columns include amounts for PSUs pursuant to which each of the executives were eligible to earn shares, contingent upon the achievement of certain levels of the Company’s RONA in fiscal 2016. Any shares earned based on the achievement of such goals will vest over three years from the date of grant. Based on the Company’s RONA performance in fiscal 2016, 112% of the target number of PSUs was earned. Ms. Oliver, who was hired after the annual PSU grant, did not receive PSUs in fiscal 2016.
(3)	This column includes restricted stock granted under the 2012 Omnibus Plan. Restricted stock awards have no express performance criteria other than continued employment (with limited exceptions for termination of employment due to death, disability, retirement, and change in control). However, restricted stock has an implicit performance criterion because the higher the Company’s stock price, the greater the value of the restricted stock award.
(4)	The amounts in this column represent the aggregate grant date fair value of each award, computed in accordance with accounting guidance. For PSUs, the amount shown is based on the probable outcome at the time of grant, which was target. However, based on the Company’s actual performance in fiscal 2016, actual RONA was above target, resulting in 112% of the target PSUs being earned. For a discussion of the valuation of stock awards, see Note 13 to the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K for the year ended January 28, 2017 (fiscal 2016).

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Outstanding Equity Awards at Fiscal Year End

The following table outlines outstanding long-term equity-based incentive compensation awards for our NEOs as of January 28, 2017 (last day of fiscal 2016). Each outstanding award is shown separately. The vesting schedule for each award is described in the footnotes to this table.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(1) (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(2) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Name	Exercisable	Unexercisable
Shelley G. Broader	—	—			185,040	2,350,008	290,046	3,683,584
	—	—			258,970	3,288,919
Todd E. Vogensen	1,667	—	14.60	11/19/2019	1,900	24,130	11,268	143,104
	1,667	—	13.78	2/25/2020	1,947	24,727	35,707	453,479
	2,000	—	13.69	2/24/2021	14,634	185,852
					31,880	404,876
Donna M. Colaco	30,000	—	14.86	9/7/2017	80,000	1,016,000	25,344	321,869
	30,000	—	13.78	2/25/2020	13,730	174,371	40,163	510,070
	55,000	—	13.69	2/24/2021	32,914	418,008
					35,860	455,422
Laurie J. Van Brunt	—	—	—	—	60,000	762,000	16,900	214,630
					40,000	508,000	31,236	396,697
					8,927	113,373
					21,947	278,727
					27,890	354,203
Kristin L. Oliver	—	—	—	—	36,370	461,899	—	—
Cynthia S. Murray	—	—	—	—	—	—	7,278	92,431

(1)	All restricted stock vests at the rate of 33-1/3% per year beginning on the one-year anniversary of the date of grant with the exception of the following grants:
	a.	80,000 unvested shares for Ms. Colaco and 100,000 unvested shares for Ms. Van Brunt, which vest over a five-year period from the date of grant with 20% vesting on the three-year anniversary of the date of grant, 20% vesting on the four-year anniversary of the date of grant and 60% vesting on the five-year anniversary of the date of grant.
	b.	185,040 unvested shares for Ms. Broader which vest over a three-year period from the date of grant with 25% vesting on each of the first and second anniversaries of the date of grant and 50% vesting on the third anniversary of the date of grant.
(2)	Awards in this column represent the target number of performance-based restricted stock units that were not yet vested as of January 28, 2017. The actual number of shares earned based on fiscal 2015 RONA and fiscal 2016 RONA was 77% and 112%, respectively, of the target number. These stock units vest at a rate of 33-1/3% per year beginning on the one-year anniversary of the date of grant to the extent earned based on performance.

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Fiscal Year Options Exercised and Stock Vested

The following table sets forth stock options exercised and restricted stock vested during the fiscal year ended January 28, 2017 (fiscal 2016) with respect to our NEOs. The dollar figures in the table below reflect the value on the exercise date for Option Awards and the vesting date for Stock Awards.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Shelley G. Broader	—	—	61,680	949,872
Todd E. Vogensen	—	—	17,604	222,151
Donna M. Colaco	—	—	75,634	963,645
Laurie J. Van Brunt	—	—	64,639	783,733
Kristin L. Oliver	—	—	—	—
Cynthia S. Murray	85,000	46,834	180,637	2,254,132

Fiscal Year Retirement Benefits

The Company does not maintain a defined benefit pension plan for any of its employees, including for any of the NEOs. Thus, there are no accumulated pension benefits for any of its NEOs. The only funded retirement benefits that are provided for the Company’s NEOs are those resulting from contributions made under the Company’s 401(k) plan.

Fiscal Year Nonqualified Deferred Compensation

The following table illustrates the nonqualified deferred compensation benefits under the Nonqualified Deferred Compensation Plans, reported collectively.

Name	Executive Contributions in Last Fiscal Year(1) ($)	Registrant Contributions in Last Fiscal Year(2) ($)	Aggregate Earnings (Losses) in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End(3) ($)
Shelley G. Broader	—	—	—	—	—
Todd E. Vogensen	—	—	—	—	—
Donna M. Colaco	—	—	—	—	—
Laurie J. Van Brunt	39,096	—	97	—	293,543
Kristin L. Oliver	—	—	—	—	—
Cynthia S. Murray	—	—	—	—	—

(1)	For Ms. Van Brunt, the amount shown in this column represents the deferral of a portion of her annual salary in fiscal 2016. The portion deferred is reflected as part of Ms. Van Brunt’s annual salary reported in the Summary Compensation Table.
(2)	The Company may make contributions on behalf of its executive officers to the Deferred Plan. To date, no Company contributions have been made under the Deferred Plan nor has the Company paid above market earnings on accounts under the Deferred Plan.
(3)	The aggregate balances shown above represent amounts that NEOs earned, but elected to defer, plus earnings (or losses), if applicable. Deferred amounts have previously been reported as compensation in the Summary Compensation Table contained in the Compensation Discussion & Analysis for the year in which such deferred amounts were earned. Account balances may be invested in phantom investments selected by the executive from an array of investment options. The array changes from time to time; as of January 28, 2017, participants could choose among several different investments, including domestic and international equity, income, short-term investment, and blended-fund investment. The participants are not being offered and thus cannot choose a Company stock fund.

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Employment Agreements for Named Executive Officers

Shelley G. Broader. Ms. Broader, who currently serves as Chief Executive Officer and President, is subject to an at-will employment offer letter dated October 26, 2015. The offer letter contemplates an annual base salary and certain other benefits. Ms. Broader’s current base salary is $1,100,000 and is subject to further increases as set from time to time by the Board of Directors. Ms. Broader is also eligible for an annual bonus under the Company’s Cash Bonus Incentive Plan. Ms. Broader’s aggregate annual cash bonus, to the extent earned, has a threshold bonus equal to 37.5% of her base salary, a target bonus equal to 150% of her base salary and a maximum bonus equal to 262.5% of her base salary. Ms. Broader was entitled to a minimum guaranteed bonus at target for her first 12 months of service. A portion was received in 2015, and the remaining $1,375,000 was received in fiscal 2016. In fiscal 2015, consistent with the terms of the offer letter, she received a guaranteed bonus of $275,000, certain relocation benefits and was awarded restricted stock of $3 million. Ms. Broader received a $1.03 million sign-on bonus, less applicable taxes, upon establishing residency for herself and family in the United States and relocating herself and her family’s residency to Florida. Ms. Broader is eligible to be considered for additional awards of stock options or other stock-based compensation of the Company consistent with the equity award practices applicable to other senior officers.

Todd E. Vogensen. Mr. Vogensen, who currently serves as Executive Vice President-Chief Financial Officer and Assistant Corporate Secretary, is subject to an at-will employment offer letter dated September 23, 2009, as subsequently amended on March 3, 2015. The offer letter contemplates an annual base salary and certain other benefits. Mr. Vogensen’s current base salary is $550,000 and is subject to further increases as set from time to time by the Board of Directors. Mr. Vogensen is also eligible for an annual bonus under the Company’s Cash Bonus Incentive Plan. In particular, for fiscal 2016, Mr. Vogensen’s aggregate annual cash bonus, to the extent earned, had a threshold bonus equal to 17.5% of his base salary, a target bonus equal to 70% of his base salary and a maximum bonus equal to 122.5% of his base salary. Mr. Vogensen is eligible to be considered for additional awards of stock options or other stock-based compensation of the Company consistent with the equity award practices applicable to other senior officers.

Donna M. Colaco. Ms. Colaco, who currently serves as Brand President-White House | Black Market, is subject to an at-will employment offer letter dated July 19, 2007. The offer letter contemplates an annual base salary and certain other benefits. Ms. Colaco’s base salary is $725,000 and is subject to further increases as set from time to time by the Board of Directors. Ms. Colaco is also eligible for an annual bonus under the Company’s Cash Bonus Incentive Plan. In particular, for fiscal 2016, Ms. Colaco’s aggregate annual cash bonus, to the extent earned, had a threshold bonus equal to 20% of her base salary, a target bonus equal to 80% of her base salary and a maximum bonus equal to 140% of her base salary. Ms. Colaco is eligible to be considered for additional awards of stock options or other stock-based compensation of the Company consistent with the equity award practices applicable to other senior officers.

Laurie J. Van Brunt. Ms. Van Brunt, who served as Brand President-Soma, left the Company on March 31, 2017. At her retirement, Ms. Van Brunt’s base salary was $525,000. Ms. Van Brunt will be entitled to a pro-rata bonus payment based upon actual fiscal year 2017 performance results and the percentage of the plan year she was employed; and, pursuant to the terms of the company’s restricted stock and performance share unit agreements, an accelerated prorated portion of her non-vested restricted stock grants and subject to the achievement of the applicable performance goals, of the non-vested performance share unit grants.

Kristin L. Oliver. Ms. Oliver, who serves as Chief Human Resources Officer, is subject to an at-will employment offer letter dated April 27, 2016. The offer letter contemplates an annual base salary and certain other benefits. Ms. Oliver’s current base salary is $500,000 and is subject to annual increases as determined from time to time by the Company’s Board of Directors. Ms. Oliver is also eligible for an annual bonus under the Company’s Cash Bonus Incentive Plan. In particular, for fiscal 2016, Ms. Oliver’s aggregate annual cash bonus, to the extent earned, had a threshold bonus equal to 15% of her base salary, a target bonus equal to 60% of her base salary and a maximum bonus of 105% of her base salary. Ms. Oliver also is eligible to be considered for additional awards of stock options or other stock-based compensation of the Company consistent with the equity award practices applicable to other senior officers.

Cynthia S. Murray. Ms. Murray, who served as Brand President - Chico’s, left the Company in September 2016. Upon termination, Ms. Murray received $725,000 in salary continuation, $234,496 in pro-rata bonus, $1,290,487 in equity acceleration, and was eligible for outplacement assistance and other severance benefits in the ordinary course.

Payments Upon Termination or Change in Control for Named Executive Officers

A description of potential post-employment payments payable to the Company’s NEOs appears below under the heading “Potential Payments Upon Termination or Change in Control for Named Executive Officers.” The section below describes the payments that may be made to NEOs upon termination of their employment, pursuant to individual agreements or otherwise.

Effective September 1, 2016, the Company put into effect a formal severance plan for all officer employees, including the Company’s NEOs. The Company’s officer severance plan currently covers the Chief Executive Officer, executive vice presidents, senior vice presidents, group vice presidents and vice presidents.

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The purpose of the Officer Severance Plan is to promote uniform treatment of senior executives who are involuntarily terminated other than for “cause” or who terminate for good reason, all as defined in the Plan. Furthermore, the officer severance plan provides benefits to senior executives who, following a change in control as defined in the officer severance plan, have not been offered employment comparable to that which the Company provided prior to the change in control.

The plan provides payment of benefits for termination with good reason for any of the following events:(i) any material reduction in current titles or positions, or a material reduction in then current duties or responsibilities, (ii) a change of corporate location that is more than fifty (50) miles from current place of employment, or (iii) a reduction in total compensation of more than thirty percent (30%). Pursuant to Ms. Broader’s employment letter agreement dated October 26, 2015, the term “Good Reason” also includes: the Company’s fraudulent, criminal or other serious misconduct which would have a material adverse effect on the Company and which occurred prior to her becoming Chief Executive Officer and President of the Company, or a substantial diminution in duties or responsibilities (including a change in reporting relationships) resulting from a “Change in Control” as defined in the 2012 Omnibus Plan.

The executive severance plan provides for the following severance benefits:

Continued salary for 24 months of annual base salary for the Chief Executive Officer; 12 months for Executive Vice President; 12 months for Senior Vice President and Group Vice President; and 6 months for Vice President.

A cash payment equal to the officer’s prorated bonus, if earned, for the year in which the termination occurs.

For officers enrolled in healthcare coverage (medical and/or dental plans) offered by the Company, the officer will receive a cash lump sum payment equal to the aggregate COBRA healthcare plan premium costs over the severance period.

Reasonable outplacement assistance during the severance period following the qualifying termination of employment.

Release from any obligation to otherwise repay any sign-on bonus or relocation benefits.

In the event a terminated officer’s employment termination without cause occurs within 24 months following a change in control, the terminated officer shall receive their respective salary per the severance benefits noted above (except for Executive Vice Presidents who will receive 18 months of annual base salary and Vice Presidents who will receive 12 months of annual base salary) plus their bonus at target, payable in a single lump sum payment.

The provision of severance benefits under the officer severance plan is conditioned upon the officer executing an agreement and release which includes, among other things, non-competition covenants of six-months for vice president, one-year for senior vice presidents and group vice presidents and two years for the Chief Executive Officer, non-solicitation covenants of 24 months, a non-disclosure covenant, a non-disparagement covenant and a release of claims against the Company.

Potential Payments Upon Termination

Ms. Broader, Mr. Vogensen, Ms. Colaco, and Ms. Oliver are and prior to her departure, Ms. Van Brunt was eligible to receive certain post-employment payments as indicated below in accordance with the Company’s above-described executive severance plan (payment of which is conditioned upon entry into the above described letter agreement and release under the executive severance plan) and, in certain cases, under the 2012 Omnibus Plan.

The following table shows the potential payments upon termination for our NEOs (5) as if the respective termination events had occurred on January 28, 2017:

Name and Termination Scenarios	Cash Severance(1) ($)	Equity(2) ($)	Health Benefits(3) ($)	Other Benefits(4) ($)	Tax Gross Up ($)	Total ($)
Shelley G. Broader
w/o Good Reason (Voluntary)	—	—	—	—	N/A	—
w/ Good Reason (Voluntary)	2,200,000	—	33,582	—	N/A	2,233,582
For Good Cause (Involuntary)	—	—	—	—	N/A	—
Death or Disability (Involuntary)	—	9,322,516	—	—	N/A	9,322,516
w/o Good Cause (Involuntary)	2,200,000	—	33,582	21,000	N/A	2,254,582
Change in Control	2,200,000	9,322,516	33,582	21,000	N/A	11,577,098
Todd E. Vogensen
w/o Good Reason (Voluntary)	—	—	—	—	N/A	—
w/ Good Reason (Voluntary)	826,565	—	17,193	—	N/A	843,758
For Good Cause (Involuntary)	—	—	—	—	N/A	—
Death or Disability (Involuntary)	—	1,236,164	—	—	N/A	1,236,164
w/o Good Cause (Involuntary)	826,565	—	17,193	21,000	N/A	864,758
Change in Control	1,210,000	1,236,164	17,193	21,000	N/A	2,484,357

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Name and Termination Scenarios	Cash Severance(1) ($)	Equity(2) ($)	Health Benefits(3) ($)	Other Benefits(4) ($)	Tax Gross Up ($)	Total ($)
Donna M. Colaco
w/o Good Reason (Voluntary)	—	—	—	—	N/A	—
w/ Good Reason (Voluntary)	1,113,658	—	11,944	—	N/A	1,125,602
For Good Cause (Involuntary)	—	—	—	—	N/A	—
Death or Disability (Involuntary)	—	2,895,742	—	—	N/A	2,895,742
w/o Good Cause (Involuntary)	1,113,658	—	11,944	21,000	N/A	1,146,602
Change in Control	1,667,500	2,895,742	11,944	21,000	N/A	4,596,186
Laurie J. Van Brunt*
w/o Good Reason (Voluntary)	—	—	—	—	N/A	—
w/ Good Reason (Voluntary)	764,496	—	17,193	—	N/A	781,689
For Good Cause (Involuntary)	—	—	—	—	N/A	—
Death or Disability (Involuntary)	—	2,627,626	—	—	N/A	2,627,626
w/o Good Cause (Involuntary)	764,496	—	17,193	21,000	N/A	802,689
Change in Control	1,181,250	2,627,626	17,193	21,000	N/A	3,847,069
Kristin L. Oliver
w/o Good Reason (Voluntary)	—	—	—	—	N/A	—
w/ Good Reason (Voluntary)	666,434	—	16,560	—	N/A	682,994
For Good Cause (Involuntary)	—	—	—	—	N/A	—
Death or Disability (Involuntary)	—	461,899	—	—	N/A	461,899
w/o Good Cause (Involuntary)	666,434	—	16,560	21,000	N/A	703,994
Change in Control	1,050,000	461,899	16,560	21,000	N/A	1,549,459

*	Left the Company in March 2017.
(1)	The cash severance associated with any termination other than Change in Control is to be paid as income continuation, but is shown in the aggregate and not as a discounted present value. For Mr. Vogensen, Ms. Colaco, Ms. Van Brunt and Ms. Oliver, the cash severance associated with the Change in Control scenario includes 18 months of salary and cash bonus at their target. For all other scenarios, the cash severance associated with termination includes 12 months of salary and a prorated bonus under the Cash Bonus Incentive Plan based on the Company’s performance for 2016. For Ms. Broader, the cash severance associated with termination includes 24 months of salary and excludes the guaranteed cash bonus as part of her employment agreement dated October 26, 2015.
(2)	Equity value for vesting of restricted stock and PSUs assumes a value of $12.70/share, which equals the Company’s stock price at the end of the 2016 fiscal year. Stock option value assumes immediate exercise at $12.70/share at termination. There were no outstanding stock options with an exercise price lower than $12.70 as of the end of the 2016 fiscal year. In accordance with the grant agreements pursuant to the Company’s 2012 Omnibus Plan, stock options and outstanding equity grants become 100% vested in the event of death, disability or change in control, as these events are defined. The Company determined that it was appropriate to include amounts related to the potential accelerated vesting of restricted stock in this table to provide a comprehensive view of total payments upon termination for death, disability or change in control. Ms. Colaco is eligible for retirement. In the event of retirement, Ms. Colaco may receive acceleration of equity awards in accordance with the terms of the equity award agreements.
(3)	For Ms. Broader, Mr. Vogensen, Ms. Colaco, Ms. Van Brunt, Ms. Oliver and Ms. Murray, health benefits represent an estimate using monthly COBRA premium costs over their respective period of income continuation, but is shown in the aggregate and not as a discounted present value.
(4)	Represents an estimate of maximum outplacement assistance.
(5)	Ms. Murray, who served as Brand President - Chico’s, left the Company in September 2016. Upon termination, Ms. Murray received $725,000 in salary continuation, $234,496 in pro-rata bonus, $1,290,487 in equity acceleration, and was eligible for outplacement assistance and other severance benefits in the ordinary course.

Indemnification Agreements

We have entered into indemnification agreements with all of our directors and certain executive officers under which we have agreed to indemnify them against all direct and indirect costs of any type or nature whatsoever (including attorneys’ fees) incurred as a result of the fact that such person, in his or her capacity as a director or officer, is made or threatened to be made a party to any suit or proceeding. These directors and officers are to be indemnified to the fullest extent now or hereafter permitted by the Florida Business Corporation Act. The indemnification agreements also provide for the advancement of expenses to these directors and officers in connection with any such suit or proceeding.

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Certain Relationships and Related Party Transactions

On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire which, among other things, requires disclosure of any transactions with the Company in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. As of February 17, 2017, other than compensation arrangements fully described elsewhere in this proxy, no such transactions have been disclosed. None of the directors or officers of the Company, and no shareholder holding over 5% of the Company’s common stock, and no corporations or firms with which such persons or entities are associated, currently maintains or has maintained since the beginning of the last fiscal year, any significant business or personal relationship with the Company other than such as arises by virtue of such position or ownership interest in the Company. Transactions and relationships that involve directors, executive officers or other related parties and that constitute a conflict with the Company’s interests require, in advance, a full disclosure to and review by the Company’s Audit Committee of all facts and circumstances concerning the transactions and relationships.

Compensation Committee Interlocks and Insider Participation

The current members of the Company’s Human Resources, Compensation and Benefits Committee are John J. Mahoney, Stephen E. Watson and William S. Simon. None of the members of the Human Resources, Compensation and Benefits Committee have at any time been an officer or employee of the Company or any of its subsidiaries, nor did any of them have a relationship requiring disclosure under Item 404 of Regulation S-K promulgated under the Exchange Act. In addition, during the last completed fiscal year, none of our executive officers has served as a member of the board of directors or compensation committee of any other entity that has or has had one or more of its executive officers serving as a member of our Board Compensation Committee.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires all executive officers, directors, and persons who are the beneficial owner of more than 10% of our shares of outstanding common stock to file reports of ownership with the SEC indicating their ownership of the Company’s equity securities and to report any changes in that ownership. Specific due dates for these reports have been established, and the Company is required to report in this Proxy Statement any failure to comply therewith during the fiscal year ended January 28, 2017. To the Company’s knowledge, based solely on a review of the forms, reports and certificates filed with the Company by the Company’s directors and officers and the holders of more than 10% of the Company’s common stock, we believe all Section 16(a) filing requirements were complied with by such persons during or with respect to the fiscal year ended January 28, 2017, except that due to administrative errors by the Company, Mr. Lund filed an untimely Form 4 relating to his December grant on December 1, 2016.

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SECURITY OWNERSHIP

The following tables set forth the number of shares of the Company’s common stock beneficially owned by (1) each of its directors and nominees to become a director, (2) each NEO, (3) all directors and executive officers as a group and (4) each person known to the Company as having beneficial ownership of more than 5% of the Company’s common stock together with such owner’s address as of April 28, 2017.

Stock Ownership of Directors and Executive Officers

Directors/Executive Officers	Current Beneficial Holdings(1)(2)	Shares Subject to Options(3)	Total Beneficial Ownership(1)	Percent of Class(4)
Shelley G. Broader	921,650	—	921,650	*
Todd E. Vogensen	147,295	5,334	152,629	*
Diane M. Ellis	57,810	—	57,810	*
Donna M. Colaco	317,938	115,000	432,938	*
Kristin L. Oliver	53,960	—	53,960	*
David F. Walker	89,853	10,000	99,853	*
Bonnie R. Brooks	11,170	—	11,170	*
Janice L. Fields	34,490	—	34,490	*
Deborah L. Kerr	—	—	—	*
John J. Mahoney	95,853	10,000	105,853	*
Ross E. Roeder	124,327	10,000	134,327	*
William S. Simon	11,170	—	11,170	*
Stephen E. Watson	57,016	—	57,016	*
Andrea M. Weiss	70,899	—	70,899	*
All Directors and Executive Officers as a Group (18 persons)	2,155,438	150,334	2,305,772	1.8%

* Less than one percent

(1)	For purposes of this table, a person is deemed to be the beneficial owner of shares under applicable SEC rules, if she or he (a) has or shares voting power or dispositive power with respect to such shares, or (b) has the right to acquire ownership of such shares within 60 days. “Voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest in such shares. Except as otherwise indicated, all shares are held with sole voting and investment power.
(2)	The shares listed also include restricted stock which has not yet vested and which is subject to forfeiture as follows: Ms. Broader, 779,612; Mr. Vogensen, 102,156; Ms. Ellis, 57,810; Ms. Colaco, 171,460; Ms. Oliver 53,960;. Mr. Walker, 11,170; Ms. Brooks, 11,170; Ms. Fields, 11,170; Mr. Mahoney, 11,170; Mr. Roeder, 11,170; Mr. Simon, 11,170; Mr. Watson, 11,170; and Ms. Weiss, 11,170.
(3)	Represents shares that may be acquired currently or within sixty days after April 24, 2017 through the exercise of stock options. Directors and officers realize value from options only when exercised and only to the extent that the price of Chico’s common stock on the exercise date exceeds the price of the common stock on the grant date.
(4)	In calculating the percentage ownership for a given individual or group, the number of shares of common stock outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within sixty days held by such individual or group, but are not deemed outstanding by any other person or group.

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Stock Ownership of Certain Beneficial Owners

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	(1)	Percent of Class
BlackRock, Inc.
55 East 52nd Street
New York, NY 10022	12,980,437	(2)	10.0%
T. Rowe Price Associates
100 E. Pratt Street
Baltimore, MD 21202	12,118,886	(3)	9.4%
The Vanguard Group.
100 Vanguard Blvd.
Malvern, PA 19355	9,951,444	(4)	7.7%
JP Morgan Chase & Co
270 Park Avenue
New York, NY 10017	6,786,190	(5)	5.2%
Wellington Management Group, LLP
280 Congress Street
Boston, MA 02210	6,364,083	(6)	4.9%
(1)	For purposes of this table, a person is deemed to be the beneficial owner of shares under applicable SEC rules, if she or he (a) has or shares voting power or investment power with respect to such shares, or (b) has the right to acquire ownership of such shares within 60 days. “Voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to invest or direct the investment of shares, irrespective of any economic interest in such shares.
(2)	The ownership information set forth herein is based in its entirety on the material contained in Schedules 13F filed with the SEC on February 10, 2017 by BlackRock, Inc. and its affiliates (collectively, “BlackRock”). As reported in such filings, such shares are owned as follows: (i) 12,980,437 shares held by BlackRock with respect to which it has sole investment power and (ii) 12,619,599 shares of which it has sole voting power.
(3)	The ownership information set forth herein is based in its entirety on the material contained in Schedule 13F filed with the SEC on February 14, 2017 by T. Rowe Price Associates, Inc. (“T. Rowe Price”) As reported in such filing, such shares are owned as follows: (i) 12,118,886 shares held by T. Rowe Price with respect to which it has sole investment power, and (ii) 2,096,786 shares to which it has sole voting power.
(4)	The ownership information set forth herein is based in its entirety on the material contained in Schedule 13F filed with the SEC on February 14, 2017 by The Vanguard Group, (“Vanguard”). As reported in such filing, such shares are owned as follows: (i) 9,695,543 shares held by Vanguard with respect to which it has sole investment power, (ii) 255,901 shares to which it has shared investment power, (iii) 248,272 shares to which it has sole voting power, and (iv) 14,400 shares to which it has shared voting power.
(5)	The ownership information set forth herein is based in its entirety on the material contained in Schedule 13F filed with the SEC on February 6, 2017 by JP Morgan Chase & Co (“JP Morgan”). As reported in such filing, such shares are owned as follows: (i) 6,786,190 shares held by JP Morgan with respect to which it has shared investment power, and (ii) 6,301,996 shares of which it has sole voting power.
(6)	The ownership information set forth herein is based in its entirety on the material contained in Schedule 13F filed with the SEC on February 14, 2017 by Wellington Management Group, LLP (“Wellington”). As reported in such filing, such shares are owned as follows: (i) 6,364,083 shares held by Wellington with respect to which it has shared investment power, and (ii) 3,345,694 shares of which it has shared voting power.

10b5-1 Trading Plans

We permit our officers and directors to adopt trading plans under Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, which allows shareholders to establish prearranged written plans to buy or sell shares or exercise stock options in accordance with predetermined formulas. Rule 10b5-1 plans allow shareholders to buy or sell shares of the Company’s common stock according to their plan on a regular basis (for example, weekly or monthly or in accordance with another predetermined formula), regardless of any subsequent nonpublic information they receive. As of May 5, 2017, Ms. Colaco had Rule 10b5-1 trading plans in place. No other Company shareholders, officers or directors were known by the Company to have adopted and have in effect a Rule 10b5-1 trading plan. However, directors and officers have carried out such plans in the past and may adopt such plans in the future.

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SHAREHOLDER PROPOSALS FOR PRESENTATION AT THE 2018 ANNUAL MEETING

The Company’s 2018 Annual Meeting is currently expected to be held on June 28, 2018. To be eligible under the SEC shareholder proposal rule (Rule 14a-8 promulgated under the Exchange Act), for inclusion in the proxy statement for our 2018 Annual Meeting of Shareholders and form of proxy, a proposal must be received by management of the Company at its executive offices on or before January 8, 2018

Even if a shareholder proposal is not eligible for inclusion in our proxy statement pursuant to Rule 14a-8, the proposal may still be offered for consideration at an annual meeting according to the procedures set forth in the Company’s Amended and Restated Articles of Incorporation. The Company’s Amended and Restated Articles of Incorporation contain certain advance notice requirements to the Company of any shareholder proposal and of any nominations by shareholders of persons to stand for election as directors at a shareholders’ meeting. Notice of shareholder proposals and of director nominations must be timely given in writing to the Secretary of the Company prior to the meeting at which the directors are to be elected. To be timely, notice must be received at the principal executive offices of the Company not less than 60 days prior to the meeting of shareholders; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder, in order to be timely, must be so delivered or received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was given or public disclosure of the date of the annual meeting was made, whichever first occurs. Notice of proxy access director nominees must be received by our Corporate Secretary no earlier than December 9, 2017 and no later than January 8, 2018; provided, however, that in the event the annual meeting is more than 30 days before or after the first anniversary of the previous year’s annual meeting, or if no annual meeting was held in the preceding year, in order to be timely, the proxy access notice must be so delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

In each case, the notice must include the information specified in our Amended and Restated Articles of Incorporation and Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the shareholder’s ownership of and agreements related to our stock.

Our Amended and Restated Articles of Incorporation and Bylaws can be reviewed at the Company’s investor relations website (www. chicosfas.com) by clicking on “About Us” and then “Governance Documents & Charters.”

We will not entertain any proposals or nominations at the Annual Meeting that do not meet the requirements set forth in our Amended and Restated Articles of Incorporation and our Bylaws. We strongly encourage shareholders to seek advice from knowledgeable counsel before submitting a proposal or a nomination. A complete copy of our Amended and Restated Articles of Incorporation and our Bylaws provisions governing these requirements are available to any shareholder without charge upon request from the Secretary of the Company.

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OTHER MATTERS

At the time of the preparation of this Proxy Statement, the Board of Directors of the Company had not been informed of any matters proposed to be presented for action at the Annual meeting other than the proposals specifically set forth in the Notice of Annual Meeting and referred to herein. If any other matters are properly presented for action at the Annual meeting, it is intended that the persons named in the accompanying proxy card will vote or refrain from voting in accordance with their best judgment on such matters after consultation with the Board of Directors.

The Company will provide without charge to any shareholder upon written request, a copy of the Company’s Annual Report on Form 10-K, including financial statements and schedules thereto, for the fiscal year ended January 28, 2017 (fiscal 2016), as filed with the Securities and Exchange Commission (without exhibits). All such requests should be delivered to L. Susan Faw, Corporate Secretary, Chico’s FAS, Inc. at the address set forth on the front page of this Proxy Statement. Copies of exhibits will be provided upon written request and payment of a reasonable fee to cover the costs of reproduction and mailing.

By Order of the Board of Directors,

L. Susan Faw

Corporate Secretary

Dated: May 8, 2017

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Annex A

Chico’s FAS, Inc.

Amended and Restated 2012 Omnibus Stock and Incentive Plan
(as amended and restated, effective June 22, 2017)

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Chico’s FAS, Inc.
Amended and Restated 2012 Omnibus Stock and Incentive Plan
Table of Contents

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	ARTICLE 9 OMNIBUS CODE SECTION 409A PROVISION

9.1	Intent of Awards	101
9.2	409A Awards	101
9.3	Time of Payment	101
9.4	Acceleration or Deferral	102
9.5	Distribution Requirements	102
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Chico’s FAS, Inc.
Amended and Restated 2012 Omnibus Stock and Incentive Plan
(as amended and restated, effective June 22, 2017)

ARTICLE 1
ESTABLISHMENT; PURPOSE; AWARDS

1.1       Establishment; Purpose.

(a)	Chico’s FAS, Inc. (the “Company”) hereby amends and restates the Chico’s FAS, Inc. 2012 Omnibus Stock and Incentive Plan, which plan as so amended and restated shall be known as the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document. The Plan was originally adopted by the Board of Directors (the “Board”) of the Company and became effective upon approval by the Company’s shareholders on June 21, 2012, and was amended effective February 1, 2017 and again on April 6, 2017. This amendment and restatement of the Plan was adopted by the Board on April 6, 2017, to become effective (the “Effective Date”) on June 22, 2017 if approved by the shareholders of the Company on that date. Prior to such shareholder approval, Awards may be granted pursuant to the terms of the Plan as amended on April 6, 2017.

(b)	The purpose of the Plan is to (i) attract and retain Participants as long-term employees or directors; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further align Participants’ interests with those of the Company’s other shareholders through compensation based on the Company’s common stock; and, as a result of the foregoing, promote the long-term financial interest of the Company and its shareholders.

1.2    Types of Awards Under Plan. Under the Plan, the Company may grant Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Awards, and Restricted Stock Units.

ARTICLE 2
DEFINITIONS

The following words and terms as used herein shall have that meaning set forth in this Article 2, unless a different meaning is clearly required by the context. Whenever appropriate, words used in the singular shall be deemed to include the plural and vice versa, and the masculine gender shall be deemed to include the feminine gender.

2.1    “Award(s)” shall mean any award or benefit granted or awarded under the Plan, including, without limitation, Options, Restricted Stock, Stock Appreciation Rights, Performance Awards, and Restricted Stock Units.

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2.2      “Award Agreement(s)” shall mean any document, agreement or certificate deemed by the Committee or Board, as applicable, as necessary or advisable to be entered into with or delivered to a Participant in connection with or as a condition precedent to the valid completion of the grant of an Award under the Plan. Award Agreements include Stock Option Agreements, Stock Appreciation Right Agreements, Performance Award Agreements, Restricted Stock Agreements and Restricted Stock Unit Agreements.

2.3       “Board” shall mean the Board of Directors of the Company.

2.4      “Change in Control” shall mean either a Change in Ownership, a Change in Effective Control, or a Change in Ownership of a Substantial Portion of Assets.

2.5      “Change in Effective Control” shall occur on the date that either:

(a)       any one person, or more than one Person Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

(b)       a majority of members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

If any one person, or more than one Person Acting as a Group, is considered to effectively control of the Company, the acquisition of additional control of the Company by the same person or persons is not considered to cause a Change in Effective Control (or to cause a Change in Ownership). A Change in Effective Control will have occurred only if the Participant is employed by the Company or an affiliate upon the date of the Change in Effective Control or the Company is liable for the payment of the benefits hereunder and no other corporation is a majority shareholder of the Company. Further, in the absence of an event described in Section 2.5(a) or (b), a Change in Effective Control of the Company will not have occurred.

2.6      “Change in Ownership” shall occur on the date that any one person, or more than one Person Acting as a Group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. However, if any one person or more than one Person Acting as a Group, is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons is not considered to cause a Change in Ownership (or to cause a Change in Effective Control). An increase in the percentage of stock owned by any one person, or Persons Acting as a Group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of stock. This applies only when there is a transfer of stock of the Company (or issuance of stock of the Company) and stock in the Company remains outstanding after the transaction.

2.7      “Change in Ownership of a Substantial Portion of Assets” shall occur on the date that any one person, or more than one Person Acting as a Group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or

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persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. However, there is no Change in Control when there is a transfer to an entity that is controlled by the shareholders of the Company immediately after the transfer. A transfer of assets by the Company is not treated as a Change in Ownership of a Substantial Portion of Assets if the assets are transferred to:

(a)        A shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(b)       An entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company;

(c)       A person, or more than one Person Acting as a Group, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company; or

(d)       An entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person described in Section 2.7(c) above.

A person’s status is determined immediately after the transfer of the assets. For example, a transfer to a corporation in which the Company has no ownership interest before the transaction, but which is a majority-owned subsidiary of the Company after the transaction is not treated as a Change in Ownership of a Substantial Portion of Assets.

2.8      “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder. Reference to a specific section of the Code shall include a reference to any successor or replacement provision.

2.9      “Code Section 409A” shall mean Section 409A of the Code.

2.10    “Committee” shall mean the Human Resources, Compensation and Benefits Committee of the Board, as described in Article 5, unless the Board determines otherwise. In the event the Board exercises the authority of the Committee in connection with the Plan or an Award as contemplated in Section 5.2, the term “Committee” shall refer to the Board in that instance.

2.11    “Common Stock” shall mean the common stock, par value $.01 per share of the Company.

2.12    “Company” shall mean Chico’s FAS, Inc. and its successors.

2.13    “Election” is defined in Section 8.5.

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2.14     “Employee” shall mean any employee of the Company or of a Subsidiary. Directors who are employed by the Company or by a Subsidiary on the date of grant shall be considered Employees under the Plan.

2.15    “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder, or any successor or replacement statute or regulation of similar import.

2.16     “Fair Market Value” of a share of Common Stock means, as of any date, the value of a share of the Common Stock determined as follows:

(a)	if the Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported;

(b)	if the Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable, or, if there is no closing bid and asked prices on that date, then on the last preceding date on which such a prices were reported; or

(c)	if none of the foregoing is applicable, by the Committee or Board, as applicable, in good faith.

2.17     “Incentive Stock Option” or “ISO” shall mean an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2.18     “Insider” shall mean an individual who is, on the relevant date, subject to the reporting requirements of Section 16(a) of the Exchange Act.

2.19     “Non-Employee Director” shall mean (a) a member of the Board who is not an Employee on the date of grant or (b) a member of the board of directors (or comparable governing body) of a Subsidiary who is not an Employee on the date of grant.

2.20     “Non-Qualified Stock Option” shall mean an Option that is not intended to qualify as an “incentive stock option” under Section 422 of the Code.

2.21     “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option granted in accordance with the provisions of Article 6.

2.22     “Option or SAR Period” is defined in Section 6.7.

2.23     “Option Price” is defined in Section 6.3.

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2.24     “Participant” shall mean any Employee or any Non-Employee Director to whom an Award is granted under the Plan or who holds an outstanding Award.

2.25     “Performance Award” shall mean a right to receive, in cash or Common Stock (as determined by the Committee in accordance with the provisions of Article 7), an award which is contingent on the achievement of one or more performance goals and is granted in accordance with the provisions of Article 7.

2.26     “Performance Award Agreement” is defined in Section 7.4.

2.27     “Performance-Based Exception” shall mean the performance-based exception from the tax deductibility limitation imposed by Section 162(m) of the Code, as set forth in Section 162(m)(4)(C) of the Code.

2.28     “Performance Measures” are defined in Section 7.5.

2.29    “Persons Acting as a Group” shall include the owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock or assets, or similar business transaction with the Company. If a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock or assets, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in a corporation only with respect to the ownership in that corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a group solely because they (i) purchase or own stock of the same corporation at the same time, or as a result of the same public offering, or (ii) purchase assets of the same corporation at the same time.

2.30     “Plan” shall mean the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan, as set forth herein and as further amended from time to time.

2.31     “Plan Administrator” shall mean the Company’s Chief Human Resources Officer, or such other person designated by the Committee to act as Plan Administrator.

2.32     “Restricted Stock” shall mean shares of Common Stock subject to the provisions of Article 7 and granted as an Award in accordance with the provisions of Article 7.

2.33     “Restricted Stock Agreement” is defined in Section 7.2.

2.34     “Restricted Stock Units” shall mean the right to receive shares of Common Stock or the cash equivalent thereof subject to the provisions of Article 7 granted as an Award in accordance with the provisions of Article 7.

2.35     “Restricted Stock Unit Agreement” is defined in Section 7.3.

2.36     “Restriction Period” is defined in Section 7.1.

2.37     “SAR Price” is defined in Section 6.3.

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2.38     “Stock Appreciation Right” or “SAR” shall mean a right to receive upon exercise of the SAR, in cash or Common Stock (as determined in accordance with the provisions of Article 6), value equal to (or otherwise based on) the excess of (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise, over (b) the SAR Price established by the Committee or Board, as applicable.

2.39     “Stock Appreciation Right Agreement” is defined in Section 6.1.

2.40     “Stock Option Agreement” is defined in Section 6.1.

2.41     “Subsidiary” shall mean any corporation that at the time qualifies as a subsidiary of the Company under the definition of “subsidiary corporation” contained in Section 424(f) of the Code.

2.42     “Substitute Awards” shall mean Awards granted or shares of Common Stock issued by the Company upon assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any subsidiary or with which the Company or any Subsidiary combines.

2.43     “409A Award” is defined in Section 19.2.

ARTICLE 3
ELIGIBLE PERSONS

3.1      Eligibility. All Employees and Non-Employee Directors are eligible to participate in the Plan. The Company may grant an Award to any Employee who is in the employ of the Company or any Subsidiary on the date of a grant of such Award. The Company may grant an Award (other than an Incentive Stock Option) to any person who is a Non-Employee Director on the date of a grant of such Award.

3.2       Selection of Participants.

(a)	Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees those to whom Awards shall be granted and shall determine the nature and size of each Award.

(b)	Notwithstanding any other provision herein to the contrary, the Board shall determine the discretionary Awards to be granted to the Non-Employee Directors in accordance with the Company’s compensation program for Non-Employee Directors, as such program may be determined from time to time.

3.3      General Effect of Award. Each Participant to whom the Committee or the Board has granted an Award shall be bound by the terms of the Plan and the Award Agreement applicable to him or her.

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ARTICLE 4
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS

4.1      Sources of Shares Available for Grants and Limits on Shares Subject to the Plan. The Common Stock for which Awards are granted under the Plan shall be subject to the following conditions and limitations:

(a)	The shares of Common Stock with respect to which Awards are made under the Plan shall be shares currently authorized but unissued or currently held or subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions for use under the Plan.

(b)	The maximum aggregate number of shares of Common Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to the sum of: (i) twelve million (12,000,000) shares of Common Stock; (ii) three million five hundred thousand (3,500,000) shares of Common Stock that were available for future awards under any prior option plan of the Company (the “Prior Plans”) as of June 21, 2012 (including without limitation the 1992 Stock Option Plan, the 1993 Stock Option Plan, the 2002 Omnibus Stock and Incentive Plan and the Non-Employee Directors’ Stock Option Plan); and (iii) any shares of Common Stock that are represented by awards granted under any Prior Plans that are forfeited, expire or are canceled without delivery of shares of Common Stock.

(c)	To the extent provided by the Committee (or by the Board with respect to any Awards granted to Non-Employee Directors), any Award may be settled in cash rather than Common Stock. To the extent any shares of Common Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Common Stock are not delivered because the Award is settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock covered by an Option or SAR are not delivered to a Participant or beneficiary because they are used to satisfy the applicable tax withholding obligation, such shares shall be counted against the maximum number of shares of Common Stock available for delivery under the Plan. To the extent any shares of Common Stock covered by a Performance Award, Restricted Stock or Restricted Stock Unit are not delivered to a Participant or beneficiary because they are used to satisfy the applicable tax withholding obligation, only such shares of Common Stock that are not delivered because they are used to satisfy the minimum amount required to satisfy statutory tax withholding requirements shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan; however, any such shares of Common Stock that are not delivered because they are used to satisfy tax withholding obligations in excess of the minimum amount required to satisfy statutory tax withholding requirements shall be counted against the maximum number of shares of Common Stock available for delivery under the Plan.
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(d)	Upon the exercise of an Option or SAR granted under the Plan or any Prior Plan, the full number of shares subject to the Option or SAR exercise shall be counted against the maximum number of shares of Common Stock available for delivery under the Plan. Any shares of Common Stock that are purchased on the open market with the cash proceeds from the exercise of an Option granted under the Plan or any Prior Plan shall not be added to the maximum number of shares of Common Stock available for delivery under the Plan.

(e)	Substitute Awards shall not reduce the shares of Common Stock authorized for grant under the Plan or authorized for grant to a Participant in any calendar year. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares of Common Stock authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Non-Employee Directors prior to such acquisition or combination.

4.2       Maximum Awards. Subject to Section 4.3, the following additional limitations on the maximum numbers of shares of Common Stock in the case of certain Awards are imposed under the Plan:

(a)	The maximum number of shares of Common Stock that may be covered by Awards of Stock Options or Stock Appreciation Rights granted to any one individual shall be seven hundred fifty thousand (750,000) shares during any one calendar-year period.

(b)	For grants of Performance Awards denominated in shares of Common Stock, Restricted Stock and Restricted Stock Units that are intended to qualify for the Performance-Based Exception, no more than seven hundred fifty thousand (750,000) shares of Common Stock may be subject to such Awards granted to any one individual during any one calendar-year period. If, after shares have been earned, the delivery is deferred, any additional shares attributable to dividends during the deferral period shall be disregarded.

(c)	With respect to Performance Awards denominated in cash that are intended to qualify for the Performance-Based Exception, the maximum dollar value granted to any one individual during any one calendar-year period is ten million dollars ($10 million).
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(d)	Solely for purposes of determining whether shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of shares of Common Stock that may be issued pursuant to Incentive Stock Options granted under the Plan shall be seven million (7,000,000) shares.

(e)	Annual Limit on Aggregate Cash Compensation and Awards to Non-Employee Directors. The aggregate value of cash compensation and the grant date fair value (computed in accordance with generally accepted accounting principles) of Awards granted under the Plan to any one Non-Employee Director, other than the non-executive Chair of the Board, during any fiscal year of the Company shall not exceed $750,000. For the avoidance of doubt, compensation shall be counted towards this limit for the Board compensation year in which it is earned (and not when it is paid or settled in the event it is deferred).

4.3       Adjustments to Limitations. The number of shares and the limitations on the number of shares set forth in each of the foregoing provisions of this Article 4 shall be subject to adjustment as provided in Section 8.1.

4.4       No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award hereunder. The Committee or the Board, as applicable, shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

ARTICLE 5
ADMINISTRATION

5.1       General. Except as otherwise determined by the Board in its discretion or as otherwise expressly provided for in this Article 5, the Plan shall be administered by the Committee, or if no Committee is appointed and serving as provided herein, by the full Board. The Committee shall consist of not less than two (2) persons, each of whom shall be a member of the Board and a “non-employee director” (as such term is defined in Rule 16b-3 under the Exchange Act) and who also qualify both as “outside directors” within the meaning of Section 162(m)(4)(C) of the Code and the related regulations and as “independent” as set forth under the applicable stock exchange requirements. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board.

5.2       Power and Authority. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion:

(a)	to interpret the Plan and the Awards granted hereunder, including whether the terms and conditions (including performance goals) applicable to an Award have been satisfied, and to prescribe, amend and rescind rules and regulations relating to the Plan and the Awards granted hereunder;

(b)	to determine the terms and conditions of any Awards granted hereunder, including, but not limited to, and as applicable, determinations as to the
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Participants to receive Awards, the form of Award, the price, vesting provisions (including the ability of a Non-Employee Director to elect to defer the vesting of an Award made pursuant to Section 7.3 of the Plan), restrictions or limitations relating to any Award, performance goals, the amount and timing of such Awards, any other terms and provisions of such Awards, and the Award Agreements evidencing the same, which need not be uniform and which the Committee may make selectively among Participants who receive, or who are to receive, Awards under the Plan, whether or not the Participants are similarly situated;

(c)	to grant dividend equivalents upon Awards (other than Stock Options and SARs, and other than Restricted Stock for which Participants are entitled to receive dividends and other distributions paid with respect to shares of Common Stock so held), provided such grants shall only be made upon such terms and conditions as will satisfy the requirements under Section 409A of the Code to the extent applicable and provided further, that any such dividend equivalents shall be subject to the terms and conditions imposed by the Committee, which shall include, among other things, that dividend equivalents shall be paid, if at all, only if the underlying Award is earned under the Plan;

(d)	to amend the terms and conditions of any Award Agreement after the grant of the Award to which such Award Agreement relates, subject to the terms and conditions of the Plan, provided that no such amendment shall adversely impact the rights of the Participant with respect to such Award without the Participant’s consent, other than an amendment pursuant to Section 8.1;

(e)	to construe and interpret the Award Agreements and the Plan, including the ability to resolve ambiguities, correct defects, supply omissions in the Plan and any Award Agreement, define undefined terms and correct administrative errors; and

(f)	to make all other determinations necessary or advisable for the administration of the Plan and Awards.

The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. With respect to the Non-Employee Directors, the authority conferred by this Section 5.2 shall rest with the Board and not the Committee.

5.3      Other Factors; Determinations Final. In making determinations under this Article 5, the Committee or the Board, as the case may be, may take into account the nature of the services rendered by the respective Participant, their present and potential contributions to the success of the Company and such other factors as the Committee or the Board, in its discretion, deems relevant. The Committee’s determination and the Board’s determination on all of the matters referred to in this Article 5 shall be final, conclusive and binding on all persons.

5.4      Quorum; Actions. A majority of the entire Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present (in person or as otherwise permitted by applicable law), or acts approved in writing by all

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Committee members without a meeting, shall be deemed the action of the Committee. Notwithstanding any provision of the Plan to the contrary, any authority or responsibility which, under the terms of the Plan, may be exercised by the Committee may alternatively be exercised by the Board. Except with respect to Awards granted to Insiders and any Awards intended to qualify for the Performance-Based Exception, the authority granted to the Committee under the Plan may also be exercised by the Board.

5.5       Delegation.

(a)	Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee and the Board shall have the authority to delegate administrative duties, including the authority to respond to and decide claims or appeals under the Plan and to interpret the Plan terms, to one or more of its members, to the Plan Administrator or to any other person or persons selected by it. Notwithstanding the foregoing, neither the Committee nor the Board may delegate the Committee’s authority with respect to (i) non-ministerial actions with respect to Insiders; (ii) non-ministerial actions with respect to Awards that are intended to qualify for the Performance-Based Exception; and (iii) certifying that any performance goals and other material terms attributable to Awards intended to qualify for the Performance-Based Exception have been satisfied.

(b)	The Board or the Committee, in its discretion, may delegate to any of the Chief Executive Officer, Chief Financial Officer and Chief Human Resources Officer of the Company all or part of the Committee’s authority and duties with respect to Awards to individuals who are not Insiders.

Any such allocation or delegation may be revoked by the Committee or the Board, as the case may be, at any time.

5.6      No Liability; Indemnification. No member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan. To the fullest extent permitted by law, each person who is or shall have been a member of the Committee or the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided that the person shall give the Company an opportunity, at its own expense, to handle and defend the same before the person undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, by contract or under a policy of insurance, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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5.7       Executing Award Agreements. The Chairman of the Committee, the Chief Executive Officer, the Chief Financial Officer and the Chief Human Resources Officer of the Company and such other directors or officers of the Company as shall be designated by the Committee or the Board, as applicable, are hereby authorized to execute or acknowledge Award Agreements on behalf of the Company (including a signature or acknowledgment in electronic format) and to cause Award Agreements to be delivered to each Participant (including delivery in electronic format).

5.8       Minimum Vesting Period. No portion of an Option or SAR granted under Article 6 shall vest prior to the first anniversary of the Option or SAR’s date of grant, and no Restriction Period shall end prior to the first anniversary of the date of grant of a Performance Award, Restricted Stock Award or Restricted Stock Units Award; provided, however, that, such restriction shall not apply to Awards granted under the Plan with respect to up to five percent (5%) of the maximum number of shares of Common Stock authorized for delivery under the Plan. This Section 5.8 shall not restrict the right of the Committee or the Board to provide for accelerated vesting or exercisability of an Award in the event of death, disability, termination of employment (including retirement) or a Change in Control.

ARTICLE 6
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1       General Method of Grant. Each Option or Stock Appreciation Right granted under the Plan to Employees shall be authorized by the Committee and each Option or Stock Appreciation Right granted under the Plan to Non-Employee Directors shall be authorized by the Board. Each Option or Stock Appreciation Right shall be evidenced by a written Award Agreement in such form as the Committee or the Board, as the case may be, from time to time shall approve or authorize (with respect to Options, the “Stock Option Agreement,” with respect to Stock Appreciation Rights, the “Stock Appreciation Right Agreement”), which shall be executed by the Company and by the Participant, and shall be subject to the terms and conditions of this Article 6. Each Stock Option Agreement shall specify whether the Option is intended to be an Incentive Stock Option or Non-Qualified Stock Option, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Non-Qualified Stock Option.

6.2       Number of Shares. The number of shares of Common Stock covered by an Option or SAR granted to an Employee shall be established in each case by the Committee on or as of the date of grant. The number of shares of Common Stock covered by an Option or SAR granted to a Non-Employee Director shall be established in each case by the Board on or as of the date of grant.

6.3       Option or SAR Price.

(a)	With respect to each Option granted to an Employee, the price at which shares of Common Stock covered by such Option may be purchased pursuant thereto (the “Option Price”) shall be established or determined by a method established in each case by the Committee on or as of the date of grant and such price or method shall be stated in the Stock Option Agreement; provided, however, that, other than
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in connection with Substitute Awards, the Option Price shall be an amount not less than the Fair Market Value of a share of Common Stock on the date of grant.

(b)	With respect to each Option granted to a Non-Employee Director, the price at which shares of Common Stock covered by such Option may be purchased pursuant thereto (the “Option Price”) shall be established or determined by a method established in each case by the Board on or as of the date of grant and such price or method shall be stated in the Stock Option Agreement; provided, however, that the Option Price shall be an amount not less than the Fair Market Value of a share of Common Stock on the date of grant.

(c)	With respect to SARs, the price (the “SAR Price”) upon which the SAR value is determined at the time of exercise shall be established or determined by a method established in each case by the Committee or Board, as applicable, on or as of the date of grant and such SAR Price or method shall be stated in the Stock Appreciation Right Agreement; provided, however, that, other than in connection with Substitute Awards, the SAR Price shall be an amount not less than the Fair Market Value of a share of Common Stock on the date of grant.

6.4       Date of Grant. The date on which or as of which the Committee or the Board, as the case may be, approves the grant of an Option or SAR and all corporate action has been taken which creates a legally binding right to the grant of the Option or SAR shall be considered to be the respective “date of grant” for all purposes under the Plan.

6.5       Method of Payment for Exercise of an Option. The Option Price for the exercise of each Option shall be subject to the following:

(a)	Subject to the other provisions of this Section 6.5, the full Option Price for the portion of an Option being exercised shall be paid at the time of exercise (except that, in the case of an exercise arrangement approved by the Committee or the Board, as the case may be, and described in Section 6.5(c), payment may be made as soon as practicable after the exercise).

(b)	The Option Price shall be payable (i) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company, (ii) by the delivery of shares of Common Stock already owned by the Participant, in a manner acceptable to the Committee or the Board, as the case may be; (iii) by withholding shares of Common Stock otherwise issuable in connection with the exercise of the Option; (iv) by any other legally permissible means acceptable to the Committee or the Board, as the case may be, specified in the Stock Option Agreement; or (v) if specified in the Stock Option Agreement, through a combination of some or all of the preceding payment methods. Shares of Common Stock delivered or withheld as payment will be valued at their Fair Market Value on the date of exercise for the purpose of determining the extent to which the Option Price has been paid thereby, or as otherwise determined by the Committee or the Board, as the case may be, in its respective discretion pursuant to any reasonable method contemplated by Section 422 of the Code.
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(c)	To the extent permitted by applicable law and regulations, the Committee or the Board, as the case may be, may permit a Participant to elect to pay the Option Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Option Price and any tax withholding resulting from such exercise and sale.

6.6       Exercise of SARs. Unless otherwise provided in the applicable Stock Appreciation Right Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company therefor (except for required tax withholding), the SAR Value in shares of Common Stock, in cash or in a combination thereof as specified in the Stock Appreciation Right Agreement. The Stock Appreciation Right Agreement may specify that the shares of Common Stock that are delivered upon payment of the SAR Value may be Restricted Stock pursuant to Article 7 and subject to such further restrictions and vesting as provided in the Stock Appreciation Right Agreement.

6.7       Option or SAR Exercise Period. Each Stock Option Agreement or Stock Appreciation Right Agreement with respect to any Option or SAR, as applicable, shall provide that the Option or SAR may be exercised by the Participant in such portions and at such times as may be specified in such Stock Option Agreement or Stock Appreciation Right Agreement (the “Option Period” or “SAR Period,” as applicable), subject to an Option or SAR Period ending not later than ten (10) years after the date of grant; provided, however, that the Option or SAR Period shall end on the date specified in such Stock Option Agreement or Stock Appreciation Right Agreement or, with respect to any Option or SAR granted to an Employee, if earlier, the ending date of the period specified in the next sentence. An Option or SAR granted to an Employee may be exercised only during the Option or SAR Period and only during the continuance of the Participant’s employment with the Company or a Subsidiary; provided, the Committee or the Board, as applicable, and in its discretion, may permit a Participant to exercise an Option or SAR post-termination of employment at such time and in such manner as is set forth in the Stock Option Agreement or Stock Appreciation Right Agreement.

6.8       Vesting of Options and SARs.

(a)	Subject to Section 5.8, the Committee or the Board, as applicable, shall determine the vesting and exercise provisions applicable to an Option or SAR, which provisions shall be reflected in the Stock Option Agreement or Stock Appreciation Right Agreement.

(b)	Notwithstanding the foregoing, except to the extent previously vested or forfeited in accordance with the terms of the Award, a Participant shall become 100% vested in the number of shares of Common Stock originally covered by an Option or SAR in the event Participant dies or becomes totally and permanently disabled (as determined in the sole discretion of the Committee or its delegee) while still employed by or in service to the Company.
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6.9      Multiple Grants in Single Agreement. In the discretion of the Committee or the Board, a single Stock Option Agreement may include both Incentive Stock Options and Non-Qualified Stock Options, or separate Stock Option Agreements may be set forth for Incentive Stock Options and Non-Qualified Stock Options.

6.10     Other Provisions. The Stock Option Agreements and Stock Appreciation Right Agreements under the Plan may contain such other terms, provisions and conditions not inconsistent with the Plan as shall be determined by the Committee or the Board, as the case may be, in its discretion, including, without limitation, provisions: (i) relating to the vesting and termination of Options or SARs; (ii) relating to exercisability of Options or SARs, including without limitation immediate exercisability and separate vesting of the rights to shares of Common Stock acquired upon exercise; (iii) restricting the transferability of such shares during a specified period; and (iv) requiring the resale of such shares to the Company, at a price as specified in the Stock Option Agreement or Stock Appreciation Right Agreement, if the Participant’s employment by the Company terminates prior to a time specified in the Stock Option Agreement or Stock Appreciation Right Agreement.

6.11     Special Provisions for Incentive Stock Options. Each Option that is intended to qualify as an Incentive Stock Option pursuant to Section 422 of the Code, and each Option that is intended to qualify as another type of incentive stock option that may subsequently be authorized by law, shall comply with the applicable provisions of the Code pertaining to such options. Accordingly, the provisions of the Plan with respect to Incentive Stock Options shall be construed in a manner consistent with such requirements, and no person shall be eligible to receive any Incentive Stock Options under the Plan if such person would not be able to qualify for the benefits of incentive stock options under Section 422 of the Code. Without limitation on the foregoing, and notwithstanding the foregoing provisions of this Section 6.11, if any Incentive Stock Option is granted to any person at a time when such person owns, within the meaning of Section 424(d) of the Code, more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation (or a parent or subsidiary of such corporation within the meaning of Section 424 of the Code), the price at which each share of Common Stock covered by such Option may be purchased pursuant to such Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the shares of Common Stock at the time the Option is granted, and such Option must be exercised in no event later than the fifth anniversary of the date on which the Option was granted. Moreover, as long as and to the extent required by the Code, the aggregate Fair Market Value (determined as of the time an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant in any calendar year under the Plan and under all other incentive stock option plans of the Company and any parent and subsidiary corporations of the Company (as those terms are defined in Section 424 of the Code) shall not exceed one hundred thousand dollars ($100,000).

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ARTICLE 7
PERFORMANCE AWARDS, RESTRICTED STOCK AND RESTRICTED STOCK UNITS

7.1       Awards of Performance Awards, Restricted Stock or Restricted Stock Units; Restriction Period.

(a)	At the time of an Award of a Performance Award, Restricted Stock or Restricted Stock Units, there shall be established for each Participant a restriction period (the “Restriction Period”), which shall lapse upon one or both of the following events, as set forth in the Award Agreement (i) the completion of a period of time (“Time Goal”) as shall be determined by the Committee or the Board, as the case may be, and (ii) the achievement of stock price goals, performance or other objectives (“Performance Goal”) as shall be determined by the Committee or the Board, as the case may be.

(b)	Unless otherwise provided in the Award Agreement, but subject to Section 5.8, and except as otherwise provided in Section 8.3, with respect to any Award of Restricted Stock or Restricted Stock Units which is to be subject to a Time Goal, such Time Goal established by the Committee or the Board, as the case may be, at the time of grant shall not provide for a lapse of the applicable restrictions more rapidly than would be permitted by the following schedule:

Time After Date of Grant	Shares as to Which Restriction Lapses
Less than 1 year	0%
1 year but less than 2 years	33 1/3%
2 years but less than 3 years	66 2/3%
3 years or more	100%

7.2       Restricted Stock. The Committee or the Board, as the case may be, may award to any Participant shares of Common Stock, subject to this Article 7 and such other terms and conditions as the Committee or the Board may prescribe (“Restricted Stock”). Each certificate for Restricted Stock shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Plan Administrator. Restricted Stock awarded under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee or the Board, as the case may be, may from time to time determine in its discretion (the “Restricted Stock Agreement”). Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, except as hereinafter provided, during the Restriction Period. Except for such restrictions on transfer, the

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Participant as owner of such Restricted Stock shall have all the rights of a holder of such Common Stock. If provided in the Restricted Stock Agreement approved by the Committee or the Board at the time of grant, a Participant may transfer Restricted Stock to a trust, provided that the Committee or the Board, as the case may be, may require that the Participant submit an opinion of his or her legal counsel, satisfactory to the Committee or the Board, as the case may be, that such holding has no adverse tax or securities law consequences for the Company. With respect to Restricted Stock that is issued subject to a Time Goal or a Performance Goal, the Plan Administrator shall deliver to the Participant (or the Participant’s legal representative or designated beneficiary) the certificates deposited pursuant to this Section 7.2 at the expiration of the Restriction Period. Notwithstanding the foregoing, if Restricted Stock is issued subject to a Time Goal or Performance Goal and the Committee or the Board, as the case may be, determines that a Participant has not achieved the Time Goal or the Performance Goal by the end of the Restriction Period, the Participant shall have no further rights with respect to the Restricted Stock, all such shares shall be forfeited and the Plan Administrator shall have the right to complete the blank stock power in order to return such shares to the Company.

7.3        Restricted Stock Units. The Committee or the Board, as the case may be, may award to any Participant a right to receive Common Stock or the cash equivalent of the Fair Market Value of the Common Stock, in the Committee’s or the Board’s discretion, at the end of the Restriction Period (“Restricted Stock Units”) subject to achievement of a Time Goal or a Performance Goal established by the Committee or the Board, as the case may be. Restricted Stock Units awarded under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee or the Board, as the case may be, may from time to time determine in its discretion (the “Restricted Stock Unit Agreement”). With respect to Restricted Stock Units that are subject to a Time Goal or a Performance Goal, the Plan Administrator shall deliver notice to the Participant (or the Participant’s legal representative or designated beneficiary) at the end of the Restriction Period as to whether the Participant has achieved the Time Goal or the Performance Goal, as the case may be. If the Committee or the Board, as the case may be, determines that a Participant has not achieved the Time Goal or the Performance Goal, as the case may be, by the end of the Restriction Period, the Participant shall have no further rights with respect to the Restricted Stock Units.

7.4       Performance Awards. The Committee or the Board, as the case may be, may award to any Participant a right to receive Common Stock or a certain cash amount, in the Committee’s or the Board’s discretion, at the end of the Restriction Period (“Performance Awards”) subject to achievement of one or more performance goals established by the Committee or the Board, as the case may be. Performance Awards awarded under the Plan shall be evidenced by a signed written agreement containing such terms and conditions as the Committee or the Board, as the case may be, may from time to time determine in its discretion (the “Performance Award Agreement”). The Plan Administrator shall deliver notice to the Participant (or the Participant’s legal representative or designated beneficiary) at the end of the Restriction Period as to whether the Participant has achieved the performance goal(s). If the Committee or the Board, as the case may be, determines that a Participant has not achieved the performance goal(s) by the end of the Restriction Period, the Participant shall have no further rights with respect to the Performance Awards.

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7.5       Performance-Based Compensation. The Committee may designate whether any Performance Award, Restricted Stock and Restricted Stock Units being granted to any Participant is intended to qualify for the Performance-Based Exception. Any such Performance Award, Restricted Stock or Restricted Stock Units designated as intended to qualify for the Performance-Based Exception shall be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Code, and shall include at least a one (1) year performance period. The performance measures (“Performance Measures”) that may be used by the Committee for such Awards shall be based on any one or more of the following, as selected by the Committee: net sales; comparable sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income (before or after allocation of corporate overhead and bonus); net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); free cash flow; return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins, gross margins or cash margins; year-end cash; debt reductions; shareholder equity; market share; regulatory achievements; implementation, completion, or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel. The Performance Measures may be expressed in terms of absolute growth, cumulative growth, percentage growth, a designated absolute amount, percentage of sales, and per share value of Common Stock outstanding. In addition, the Performance Measures may be based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the Company’s performance relative to the performance of one or more companies or an index covering multiple companies. The Committee may also exclude, if provided in the Award Agreement, charges related to an event or occurrence which the Committee determines should appropriately be excluded, including but not limited to (a) restructurings, discontinued operations, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. For Performance Awards, Restricted Stock or Restricted Stock Units intended to qualify for the Performance-Based Exception, the grant of the Performance Award, Restricted Stock or Restricted Stock Units, the establishment of the Performance Measures and the certification as to whether such Performance Measures have been satisfied shall be made in a manner and during the period required under Section 162(m) of the Code. The Committee retains the discretion to adjust the compensation or economic benefit due upon attainment of any Performance Measure and to adjust the Performance Measures themselves, provided that any such adjustment shall be made only in conformity with the requirements of Section 162(m) of the Code.

7.6       Code Section 162(m). Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Awards that do not so qualify. Any provision of the Plan that would prevent an Award that the Committee

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intends to qualify as performance-based compensation under Code Section 162(m)(4)(C) from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

ARTICLE 8
MISCELLANEOUS

8.1       Adjustment of Number of Shares, Etc.

(a)	Division/Combination of Shares. In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a stock split or other division or consolidation of shares or the payment of a stock dividend (but only on Common Stock) or any other increase or decrease in the number of shares of Common Stock effected without any receipt of consideration by the Company, then, in any such event, the number of shares of Common Stock that remain available under the Plan, the number of shares covered by each outstanding Option or SAR, the Option or SAR Price per share for each outstanding Option or SAR, the purchase price per share and the number and any purchase price for any other Awards involving Common Stock (or equivalents) granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such increase or decrease.

(b)	Change Affecting Shares of Common Stock. Subject to any required action by the shareholders, if any change occurs in the Common Stock by reason of any recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, or of any similar change affecting Common Stock, then, in any such event, the number of shares of Common Stock that remain available under the Plan, the number and type of shares of Common Stock then covered by each outstanding Option or SAR, the Option or SAR Price per share for each outstanding Option or SAR and the purchase price per share and the number and any purchase price for any other Awards involving Common Stock (or equivalents) granted but not yet issued, in each case, shall be proportionately and appropriately adjusted for any such change.

(c)	Change in Par Value. In the event of a change in the Common Stock as presently constituted that is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any change shall be deemed to be Common Stock within the meaning of the Plan.

(d)	Discretion Concerning Adjustments. Adjustments made by the Committee or the Board pursuant to this Section 8.1 to outstanding Awards shall be made as appropriate to maintain favorable tax and/or accounting treatment. To the extent that the foregoing adjustments would produce fractional shares with respect to any Award, the Committee or the Board, as applicable, may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional
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shares. Where an Award being adjusted is an ISO or is subject to or falls under an exemption from Code Section 409A, the adjustment shall also be effected so as to comply with Code Section 424(a) and not to constitute a modification within the meaning of Code Section 424(h) or Code Section 409A, as applicable. Notwithstanding any provision of the Plan to the contrary, the Committee or the Board, as applicable, may make adjustments pursuant to this Section 8.1 without the consent of any Participant, and the Committee’s or the Board’s determination shall be conclusive and binding on all persons for all purposes.

(e)	No Effect on Company’s Right to Adjust. The existence of the Plan, or the grant of an Option or other Award under the Plan, shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate, or to dissolve, to liquidate, to sell, or to transfer all or any part of its business or assets.

8.2      Transferability. Except as otherwise provided by the Committee or the Board, as the case may be, each Award granted under the Plan shall be non-transferable, and its terms shall state that it is non-transferable and that, during the lifetime of the Participant, shall be exercisable only by the Participant; notwithstanding the foregoing, each Award shall be transferable by will or the laws of descent and distribution. No transfer of an Award or of any right or interest in an Award may be made for consideration.

8.3       Change in Control. Subject to Article 9, in the event of a Change in Control of the Company, the Committee or the Board, as applicable, as constituted before such Change in Control, in its sole discretion and without the consent of any Participant, may take such actions with respect to any outstanding Award, either at the time the Award is made or any time thereafter, as the Committee or Board deems appropriate. These actions may include, but shall not be limited to, the following:

(a)	Provide for the purchase, settlement or cancellation of any such Award by the Company for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of a Participant’s rights had such Award been currently exercisable or payable;

(b)	Make adjustments to Awards then outstanding as the Committee or Board deems appropriate to reflect such Change in Control and to retain the economic value of the Award; or

(c)	Cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the successor company in such Change in Control.

(d)	Acceleration Principles in the Event of a Change in Control. The Committee or Board, as applicable, may provide in each applicable Award Agreement or any subplan governing an Award for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, an Award, and for the replacement of a stock-settled Award with a cash-settled Award, in connection with a Change in Control.
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(i)       Awards Subject to Time Goal. In the event of a Change in Control, any Award subject solely to a Time Goal shall become fully vested without regard to any other terms of the Award but only if either (1) the successor company does not assume, convert, continue, or otherwise replace the Award on proportionate and equitable terms or (2) the successor company does assume, convert, continue, or otherwise replace the Award on proportionate and equitable terms and the Participant is terminated without cause on or within twenty-four (24) months following the Change in Control.

(ii)      Awards Subject to Performance Goal. Unless otherwise provided in the Award Agreement, and unless the Committee or the Board, as applicable, determines otherwise in its sole discretion, any Award subject to a Performance Goal shall in the event of a Change in Control become fully or partially vested without regard to any other terms of the Award only if either (1) the successor company does not assume, convert, continue, or otherwise replace the Award on proportionate and equitable terms or (2) the successor company does assume, convert, continue, or otherwise replace the Award on proportionate and equitable terms and the Participant is terminated without cause on or within twenty-four (24) months following the Change in Control.

To the extent that this provision causes Incentive Stock Options to exceed the dollar limitation set forth in Code Section 422(d), the excess Options shall be deemed to be Non-Qualified Stock Options.

8.4       Beneficiary Designation. A Participant may designate a beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit (other than an Option) under the Plan is to be paid in case of his or her death before the Participant receives any or all of such benefit. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee). In the event that all designated beneficiaries die prior to the Participant, or in the event that no beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or the laws of descent and distribution. If the Participant and the Participant’s beneficiaries shall die in circumstances that cause the Committee (or its delegee), in its discretion, to be uncertain which shall have been the first to die, the Participant shall be deemed to have survived the beneficiaries.

8.5       Tax Withholding.

(a)	Power to Withhold; Methods to Satisfy. The Company shall have the power to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy any federal, state or local withholding or other tax due from the Company with respect to any amount payable and/or shares issuable under the Plan, and the Company may defer such payment or issuance unless indemnified to its satisfaction. Whenever under the Plan payments are to be made in cash, such payments shall be made net of an amount sufficient to satisfy any federal, state or local withholding tax liability. The Committee or the Board, as the case may be, in its discretion, and subject to such requirements as the Committee or the Board may impose prior to the occurrence of such withholding, may permit such
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withholding obligations to be satisfied through cash payment by the Participant, through the delivery of shares of Common Stock which the Participant already owns, or through the withholding of shares of Common Stock to which the Participant is otherwise then entitled under the Plan, in an amount up to the maximum statutory tax rates, except as otherwise provided in an Award Agreement. Shares of Common Stock so delivered or withheld will be valued at their Fair Market Value on the date that the amount of tax to be withheld is to be determined.

(b)	Irrevocable Elections by Participants. If specified in the applicable Award Agreement, or with the consent of the Committee or the Board, as the case may be, with respect to (i) the exercise of a Non-Qualified Stock Option, (ii) the lapse of restrictions on Restricted Stock, or (iii) the issuance or settlement of or lapse of restrictions on any other Award under the Plan, a Participant may make an irrevocable election (an “Election”) to (A) have shares of Common Stock otherwise issuable under (i) withheld, or (B) deliver to the Company shares of Common Stock received pursuant to (i), (ii) or (iii), or (C) deliver to the Company shares of Common Stock which the Participant already owns, having a Fair Market Value sufficient to satisfy all or part of the Participant’s estimated tax obligations associated with the transaction, in an amount up to the maximum statutory tax rates. Such Election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Committee or the Board, as the case may be, may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Award under the Plan that the right to make Elections shall not apply to such Awards.

8.6       Gender and Number. Except where otherwise indicated by the context, words in the masculine gender when used in the Plan will include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

8.7       Choice of Law. All questions concerning the construction, validity and interpretation of the Plan and all Awards made under the Plan shall be governed by the substantive laws of the State of Florida (but any provision of Florida law shall not apply if the application of such provision would result in the application of the law of a state or jurisdiction other than Florida).

8.8       No Shareholder Rights. No Participant hereunder shall have any rights of a shareholder of the Company by reason of being granted an Award under the Plan until the date on which he or she becomes a record owner of shares of Common Stock purchased upon the exercise of an Option or otherwise received under the Plan (the “record ownership date”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the record ownership date.

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8.9       Amendments; Exchanges, Termination or Suspension.

(a)	Amendment. The Plan may be amended from time to time by written resolution of the Board; provided, however, that no Participant’s existing rights are adversely affected thereby without the consent of such person, and provided further that, without approval of the shareholders of the Company to the extent such shareholder is required by applicable law, regulation or listing standard of any national securities exchange or system on which the Common Stock is then listed or reported, no amendment shall (i) increase the total number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan, (ii) change the designation of the class of employees eligible to receive Awards, (iii) decrease the minimum Option or SAR Price set forth in Section 6.3 of the Plan, (iv) extend the period during which an Option or Stock Appreciation Right may be exercised beyond the maximum period specified in the Plan, (v) otherwise materially modify the requirements as to eligibility for participation in the Plan, (vi) otherwise materially increase the benefits under the Plan, or (vii) withdraw the authority to administer the Plan as to Awards made to Employees from the Committee. Notwithstanding the foregoing, the Board may amend the Plan to incorporate or conform to requirements imposed by and amendments made to the Code or regulations promulgated thereunder which the Board deems to be necessary or desirable to preserve (A) incentive stock option status for outstanding Incentive Stock Options and to preserve the ability to issue Incentive Stock Options pursuant to the Plan, (B) the deductibility by the Company of amounts taxed to Plan Participants as ordinary compensation income, and (C) the status of any Award as exempt from registration requirements under any securities law for which the Award was intended to be exempt. The foregoing prohibitions in this Section 8.9 shall not apply to adjustments in shares and purchase price made in accordance with the provisions of Section 8.1.

(b)	Certain Exchanges, Etc., Shareholder Approval Required. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Awards or accept the surrender by the affected Participants of outstanding Awards (to the extent not previously exercised) and authorize the granting of a new Award in substitution therefore; provided, however, other than in connection with Section 8.1, the Committee shall not without the approval of the shareholders of the Company (i) lower the exercise price of an Option or Stock Appreciation Right, (b) cancel an Option or Stock Appreciation Right when the exercise price exceeds the Fair Market Value of the underlying shares of Common Stock in exchange for another Award or cash (other than in connection with Substitute Awards), and (c) take any other action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal securities market on which the Common Stock is traded. Notwithstanding the foregoing, no modification of an Award, other than in connection with Section 8.1 or 8.3, shall, without the consent of the affected Participant, adversely affect or otherwise impair any of the rights of the Participant or obligations of the Company under any outstanding Award previously granted under the Plan.
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(c)	Termination; Suspension. The Board may terminate the Plan or any portion thereof at any time by written resolution. No suspension or termination shall impair the rights of a Participant under an outstanding Award without the consent of the Participant affected thereby.

8.10     Listing and Registration of Common Stock. Each Award shall be subject to the requirement that if at any time the Committee or the Board, as applicable, shall determine, in its discretion, that the listing, registration or qualification of the Common Stock that is the subject thereof or that is covered thereby upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the offer, issuance or purchase of Common Stock thereunder, or the grant or exercise of any Award, such Award shall not be exercisable unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee or the Board, as applicable. Notwithstanding anything in the Plan to the contrary, if the provisions of this Section 8.10 become operative, and if, as a result thereof, the exercise of an Award is delayed, then and in that event, the term of the Award shall not be affected. Notwithstanding the foregoing or any other provision in the Plan, the Company shall have no obligation under the Plan to cause any shares of Common Stock to be registered or qualified under any federal or state law or listed on any stock exchange or admitted to any national marketing system.

8.11     Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with, or be exempt from, all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

8.12     Stock Certificates; Book Entry. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

8.13     Electronic Transmissions and Records. Subject to limitations under applicable law, the Committee or Board, as applicable, and its delegee is authorized in its discretion to issue Awards and/or to deliver and accept notices, elections, consents, designations and/or other forms or communications to or from Participants by electronic or similar means, including, without limitation, transmissions through e-mail or specialized software, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time, and all such communications will be deemed to be “written” for purposes of the Plan.

8.14     Clawback Provision. Each Award (whether vested or unvested) shall be subject to such recovery or clawback as may be required pursuant to any applicable federal or other law or regulation, any applicable listing standard of any national securities exchange or system on which the Common Stock is then listed or reported or the terms of the Company’s recoupment, clawback or similar policy as may be adopted from time to time by the Board or the Committee, which could in certain circumstances require repayment or forfeiture of Awards or any shares of

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Common Stock or other cash or property received with respect to the Awards (including any value received from a disposition of the shares of Common Stock acquired upon payment of the Awards).

8.15     No Implied Rights to Employees.

(a)	Existence of Plan. The existence of the Plan shall in no way give any employee the right to continued employment, give any director the right to continued service on the Board, give any employee or director the right to receive any Awards or any compensation under the Plan, or otherwise provide any employee or director any rights not specifically set forth in the Plan or in any Award Agreement.

(b)	Granting of Awards. The granting of Awards under the Plan shall in no way give any employee the right to continued employment, give any director the right to continued service on the Board, give any employee or director the right to receive any additional Awards or any additional compensation under the Plan, or otherwise provide any employee or director any rights not specifically set forth in the Plan or in any Award Agreement.

8.16     Conflicting Provisions. In the event of a conflict or inconsistency between the Plan and any Award Agreement, the Plan shall govern, and such Award Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

8.17     Use of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to an Award will be used for general corporate purposes.

8.18     No Obligation to Exercise. The granting of any Award under the Plan shall impose no obligation upon any Participant to exercise such Award.

8.19     Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

8.20    Creditors. The interests of any Participant under the Plan or any Award Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

8.21    Assignment by Company; Third Party Beneficiaries. The Company’s rights, benefits and remedies under the Plan and any Award Agreements shall be enforceable by the Company’s successors and assigns, whether by merger or otherwise, including without limitation, the Company’s rights to enforce and obtain the benefit of any restrictive covenants arising under any confidentiality, noncompetition, nonsolicitation, nonacceptance and/or “lockup” agreement to which a Participant is a party (including without limitation, any agreement included as a part of the Award Agreement). It is the specific intent of the Company that any successor or assignee of the Company be a third-party beneficiary of any such agreement and

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that any restrictive covenants and other provisions in any such agreements are intended to benefit any such successors and assigns.

8.22     Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

8.23     Term of the Plan. The Plan shall be unlimited in duration and, in the event of complete Plan termination pursuant to Section 8.9 shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the earlier of (a) the ten-year anniversary of the Effective Date (i.e., June 21, 2027) or (b) the date of a complete Plan termination pursuant to Section 8.9; and, provided further however that, upon any termination of only a portion of the Plan pursuant to Section 8.9 occurring prior to the ten-year anniversary of the Effective Date, no Awards may be granted under the portion of the Plan so terminated after the date of such partial termination pursuant to Section 8.9.

ARTICLE 9
OMNIBUS CODE SECTION 409A PROVISION

9.1       Intent of Awards. It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Code Section 409A unless otherwise specified by the Committee or the Board, as applicable. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Code Section 409A unless otherwise specified by the Committee or the Board, as applicable. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. Notwithstanding any provision of the Plan to the contrary, the Committee or the Board, as applicable, may amend any outstanding Award without the Participant’s consent if, as determined by the Committee or the Board, in its sole discretion, such amendment is required either to (a) confirm exemption under Code Section 409A, (b) comply with Code Section 409A or (c) prevent the Participant from being subject to any tax or penalty under Code Section 409A. Notwithstanding the foregoing, however, neither the Company nor any of its affiliates nor the Committee nor the Board shall be liable to the Participant or any other person or entity if an Award that is subject to Code Section 409A or the Participant or any other person or entity is otherwise subject to any additional tax, interest or penalty under Code Section 409A. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Code Section 409A) that may result from an Award.

9.2        409A Awards. The Committee or the Board, as applicable, may grant an Award under the Plan that is subject to Code Section 409A and is intended to comply with Code Section 409A (a “409A Award”). The terms of such 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Code Section 409A.

9.3       Time of Payment. The time and form of payment of a 409A Award, including application of a six-month delay for specified employees in certain circumstances, shall be as set

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forth in the applicable Award Agreement. Subject to the specific terms of the applicable Award Agreement, a 409A Award may only be paid in connection with a separation from service, a fixed time, death, disability, a Change in Control or an unforeseeable emergency within the meaning of Code Section 409A. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Subject to the specific terms of the applicable Award Agreement, if payment of a 409A Award is triggered as a result of a separation from service and the participant is a specified employee (as determined under Code Section 409A), then payment shall be delayed for six months (or, if earlier, the participant’s death). Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Award Agreement, then the time of distribution of the 409A Award shall be within two and one-half (2½) months of the end of the later of the calendar year or the fiscal year of the Company or affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A. For purposes of Code Section 409A, each installment payment will be treated as the entitlement to a separate payment.

9.4      Acceleration or Deferral. The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Code Section 409A.

9.5       Distribution Requirements. Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Code Section 409A. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an affiliate) will permanently decrease to less than twenty percent (20%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. Continued services solely as a director of the Company or an affiliate shall not prevent a separation from service from occurring by an employee as permitted by Code Section 409A.

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CHICO'S FAS, INC.
ATTN: SUSAN FAW
11215 METRO PARKWAY
FORT MYERS, FL 33966-1206

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E28717-P93699

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

CHICO'S FAS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. David F. Walker	☐	☐	☐
1b. John J. Mahoney	☐	☐	☐
1c. Stephen E. Watson	☐	☐	☐
1d. Deborah L. Kerr	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 5, and 1 year on proposal 4.

	For	**Against**	**Abstain**
2. Proposal to ratify the appointment of Ernst & Young LLP as independent certified public accountants.	☐	☐	☐
3. Advisory resolution to approve executive compensation.	☐	☐	☐

	1 Year	**2 Years**	**3 Years**	**Abstain**
4. Advisory vote on the frequency of future advisory votes on executive compensation.	☐	☐	☐	☐

NOTE: The shares represented by this Proxy will be voted in the manner directed herein only if this Proxy is properly executed and timely returned. If the undersigned does not specify any choice, the shares will be voted FOR all nominees for director listed on this Proxy, FOR ratification of the appointment of Ernst & Young LLP as independent certified public accountants, FOR the advisory resolution approving executive compensation, 1 year on the advisory vote on the frequency of future advisory votes on executive compensation, FOR the Chico's FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the material terms of the performance goals under the plan and in the discretion of the proxies for other matters that may properly come before the Annual Meeting.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

E28718-P93699

CHICO'S FAS, INC.
Annual Meeting of Stockholders
June 22, 2017 10:00 A.M., local time
This proxy is solicited by the Board of Directors

The undersigned, a stockholder of CHICO'S FAS, INC. (the "Company"), hereby appoints Shelley G. Broader, Todd E. Vogensen and Susan S. Lanigan, and each of them, attorney and proxy of the undersigned, each with full powers of substitution, for and on behalf of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Company's National Store Support Center located at 11215 Metro Parkway, Fort Myers, Florida at 10:00 A.M., local time, on June 22, 2017 and at any adjournments or postponements thereof (the "Annual Meeting"), and to vote at the Annual Meeting all the shares of Common Stock of the Company that the undersigned is entitled to vote at the Annual Meeting, with the same effect as if the undersigned were personally present at the Annual Meeting, all as described in the Company's Proxy Statement dated May 5, 2017 relating to the Annual Meeting ("Proxy Statement"), and the undersigned hereby authorizes and instructs the above named proxies to vote as specified herein and in the discretion of the named proxies for other matters that may properly come before the Annual Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations, as set forth in the Proxy Statement.

Continued and to be marked, dated and signed on reverse side

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